                                                                   Exhibit 10.51






                                 LOAN AGREEMENT


                           dated as of March 30, 1998


                                      among


                         IBJTC LEASING CORPORATION-BSC,
                                    as Lessor


                      THE INDUSTRIAL BANK OF JAPAN, LIMITED
                              as Tranche A Lender,


                      THE INDUSTRIAL BANK OF JAPAN, LIMITED
                              as Tranche B Lender,


                                       and


                      THE INDUSTRIAL BANK OF JAPAN, LIMITED
                              SAN FRANCISCO AGENCY
                            as Agent for the Lenders.

                       ----------------------------------


                         Lam Research Corporation Lease

                                TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----
ARTICLE I          DEFINITIONS; INTERPRETATION.............................................1

ARTICLE II         AMOUNT AND TERMS OF LENDERS' LOANS......................................2
    2.1            Tranche A Loans and Tranche B Loans.....................................2
    2.2            Borrowing Procedure.....................................................2
    2.3            [Reserved]..............................................................2
    2.4            Notes...................................................................2
    2.5            Prepayments.............................................................3
    2.6            Interest Rates and Payment Dates........................................3
    2.7            Computation of Interest.................................................3
    2.8            Pro Rata Treatment and Payments.........................................4

ARTICLE III        CONDITIONS PRECEDENT....................................................5
    3.1            Conditions to Effectiveness.............................................5
    3.2            Conditions to Each Loan.................................................5

ARTICLE IV         [INTENTIONALLY OMITTED].................................................5
    4.1            [Intentionally Omitted].................................................5

ARTICLE V          PAYMENTS AND DISTRIBUTIONS..............................................5
    5.1            Payments and Distributions..............................................5

ARTICLE VI         LOAN AGREEMENT EVENTS OF DEFAULT........................................5
    6.1            Loan Agreement Events of Default........................................5
    6.2            Remedies................................................................7

ARTICLE VII        CERTAIN REMEDIAL MATTERS; RELEASE.......................................9
    7.1            Certain Remedial Matters................................................9
    7.2            Release of Properties, etc..............................................9

ARTICLE VIII       THE AGENT............................................................. 10
    8.1            Appointment........................................................... 10
    8.2            Delegation of Duties.................................................. 10
    8.3            Exculpatory Provisions................................................ 11
    8.4            Reliance by Agent..................................................... 11
    8.5            Notice of Default..................................................... 12
    8.6            Non-Reliance on Agent and Other Lenders............................... 12
    8.7            Indemnification....................................................... 12
    8.8            Agent in Its Individual Capacity...................................... 13
    8.9            Successor Agent....................................................... 14

ARTICLE IX         MISCELLANEOUS......................................................... 14
    9.1            Amendments and Waivers................................................ 14
    9.2            Notices............................................................... 14
    9.3            No Waiver: Cumulative Remedies........................................ 14
    9.4            Survival of Representations and Warranties............................ 15
    9.5            Successors and Assigns; Assignment by Lessor.......................... 15
    9.6            Adjustments........................................................... 15
    9.7            Counterparts.......................................................... 15
    9.8            Severability.......................................................... 15

    9.9            Intention............................................................. 16
    9.10           GOVERNING LAW......................................................... 16


EXHIBITS

Exhibit A             Tranche A Note
Exhibit B             Tranche B Note

                                 LOAN AGREEMENT


        THIS LOAN AGREEMENT dated as of March 30, 1998 (this "Loan Agreement"), among IBJTC LEASING CORPORATION-BSC, a New York corporation (the "Lessor"), THE INDUSTRIAL BANK OF JAPAN, LIMITED ("IBJ" and, together with its permitted successors, assigns and transferrees, the "Lenders"), as Tranche A Lenders (in such capacity, collectively, the "Tranche A Lenders") and as Tranche B Lenders (in such capacity, collectively, the "Tranche B Lenders"), and THE INDUSTRIAL BANK OF JAPAN, LIMITED, SAN FRANCISCO AGENCY, as Agent for the Lenders (in such capacity, the "Agent").

                              W I T N E S S E T H:

        WHEREAS, pursuant to the Amended And Restated Participation Agreement dated as of the date hereof (the "Participation Agreement"), among Lam Research Corporation, a Delaware corporation (the "Lessee"), as Lessee and Construction Agent, the Lessor, as Lessor and Participation Agent, the Lenders and The Industrial Bank of Japan, Limited, San Francisco Agency, as Agent, the Lessor desires to obtain, and the Lenders are willing to provide, refinancing of the Existing Indebtedness;

        WHEREAS, in connection therewith, the Tranche A Lenders will make Tranche A Loans to the Lessor in an aggregate principal amount of $44,402,172.57;

        WHEREAS, the Tranche B Lenders will make Tranche B Loans to the Lessor in an aggregate principal amount of $6,954,557.16;

        NOW, THEREFORE, the parties hereto agree as follows:


                                       I

                           DEFINITIONS; INTERPRETATION

        Capitalized terms used but not otherwise defined in this Loan Agreement have the respective meanings specified in Appendix A to this Loan Agreement; and the rules of interpretation set forth in Appendix A to this Loan Agreement shall apply to this Loan Agreement.

                                       II

                       AMOUNT AND TERMS OF LENDERS' LOANS

        II.1 Tranche A Loans and Tranche B Loans.

        (a) Subject to the terms and conditions hereof and of the Participation Agreement, each Tranche A Lender severally agrees to make loans (the "Tranche A Loans") to the Lessor on the Refinancing Date for the purpose of enabling the Lessor to repay Existing Indebtedness, in an aggregate principal amount of $44,402,172.57. No amounts paid or prepaid with respect to any Tranche A Loan may be reborrowed.

        (b) Subject to the terms and conditions hereof and of the Participation Agreement, each Tranche B Lender severally agrees to make loans (the "Tranche B Loans") to the Lessor on the Refinancing Date for the purpose of enabling the Lessor to repay Existing Indebtedness, in an aggregate principal amount of $6,954,557.16. No amounts paid or prepaid with respect to any Tranche B Loan may be reborrowed.

        II.2 Borrowing Procedure. Upon receipt by each Lender of a Funding Request from the Lessee in accordance with Section 3.4(a) of the Participation Agreement, the Lessor shall be deemed to have requested a borrowing of Loans from each Lender in an amount equal to such Lender's Commitment Percentage of the aggregate Advance requested by such Funding Request. On the terms and subject to the conditions of this Loan Agreement and the Participation Agreement (including without limitation the satisfaction of the applicable conditions precedent set forth in Article VI of the Participation Agreement), the Lenders shall make Loans to the Lessor on the Funding Date set forth in such Funding Request.

        II.3 [Reserved]

        II.4 Notes. The Loans made by each Lender shall be evidenced by a promissory note of the Lessor, substantially in the form of Exhibit A, in the case of Tranche A Loans (each, a "Tranche A Note"), or Exhibit B, in the case of Tranche B Loans (each, a "Tranche B Note"), with appropriate insertions as to payee, date and principal amount, payable to the order of such Lender and in a principal amount equal to the initial Commitment of such Lender. Each Lender is hereby authorized to record the date and amount of each Loan made by such Lender, each continuation thereof, the date and amount of each payment or prepayment of principal thereof and the length of each Interest Period with respect thereto, on the schedule annexed to and constituting a part of its Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure to make any such recordation or any error in such recordation shall not affect the Lessor's obligations hereunder or under such Note.

Each Note shall (i) be dated the date of the Refinancing Date, (ii) be stated to mature on the Maturity Date and (iii) provide for the payment of interest in accordance with this Loan Agreement.

        II.5 Prepayments.

        (a) Voluntary. The Lessor may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty (subject to Section
13.10 of the Participation Agreement), upon at least four Business Days' written notice to each Lender specifying the date and amount of prepayment and the Property to which such Loans are allocable. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to Article XIII (including without limitation Section 13.10) of the Participation Agreement .

        (b) Mandatory. Notwithstanding the foregoing, all amounts payable by the Lessee pursuant to Article XV, XVIII or XX of the Master Lease shall be used to prepay the Loans and the Equity Amounts and shall be applied to the Loans and the Equity Amounts in the manner set forth in Article IVA of the Participation Agreement.

        II.6 Interest Rates and Payment Dates. (a) Each Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the LIBO Rate (Reserve Adjusted) determined for such day plus the Applicable A-Margin, in the case of Tranche A Loans, or the Applicable B-Margin, in the case of Tranche B Loans.

        (a) If all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon or (iii) any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is equal to the Overdue Rate.

        (b) Interest shall be payable in arrears on each Scheduled Payment Date, provided that (i) interest accruing pursuant to clause (b) of this Section 2.6 shall be payable from time to time on demand and (ii) each prepayment of the Loans shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

        II.7 Computation of Interest.

        (a) Interest on the Loans shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed at all times that interest is calculated by reference to the Alternate Base Rate, and interest shall be calculated at all other times on the basis of a 360-day year for the actual days elapsed. The Agent shall as soon as practicable notify the Lessor and the Lenders of each determination of a LIBO Rate. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate or the LIBOR Reserve Percentage shall become effective as of the opening of business on the day on which such change becomes effective. The Agent shall as soon as practicable notify the Lessor and the Lenders of the effective date and the amount of each such change in interest rate.

        (b) Each determination of an interest rate by the Agent pursuant to any provision of this Loan Agreement shall be conclusive and binding on the Lessor and each Lender in the absence of manifest error. The Agent shall, at the request of the Lessor, deliver to the Lessor a statement showing the quotations used by the Agent in determining any interest rate pursuant to Section 2.7(a).

        II.8 Pro Rata Treatment and Payments. Each borrowing by the Lessor from the Lenders hereunder shall be made pro rata among the Tranche A Lenders and Tranche B Lenders according to the respective Commitment Percentage of each such Lender. Except as otherwise provided in Article IVA of the Participation Agreement, each payment (including each prepayment) by the Lessor on account of principal of and interest on the Loans shall be made pro rata among the Tranche A Lenders and Tranche B Lenders according to the respective outstanding principal amounts of the Loans then held by each such Lender. Subject to Article V, all payments (including prepayments) to be made by the Lessor hereunder and under the Notes, whether on account of principal, interest or otherwise, shall be made without setoff or counterclaim and shall be made by the Lessor to the applicable Lender prior to 2:00 p.m., New York time, to such Lender's Payment Office specified in Schedule IV to the Participation Agreement (or to such other office as may be designated by such Lender from time to time in a written notice to the Lessor) in funds consisting of lawful currency of the United States of America which shall be immediately available on the scheduled date when such payment is due, unless such scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day. Payments received after 2:00 p.m., New York time, on the date due shall for the purpose of Section 6.1 be deemed received on such day; provided, however, that for the purposes of Section 2.7(b), such payments shall be deemed received on the next succeeding Business Day and, unless the Lenders are otherwise able to invest or employ such funds on the date received, subject to interest at the Overdue Rate as provided in Section 2.7(b).

                                      III

                              CONDITIONS PRECEDENT

        III.1 Conditions to Effectiveness. This Loan Agreement shall be effective on the Refinancing Date.

        III.2 Conditions to Each Loan. The agreement of each Lender to make any Loan requested to be made by it on any date is subject to the satisfaction of the applicable conditions precedent thereto set forth in Article VI of the Participation Agreement.

                                       IV

                             [INTENTIONALLY OMITTED]

        IV.1 [Intentionally Omitted].


                                       V

                           PAYMENTS AND DISTRIBUTIONS

        V.1 Payments and Distributions. All payments to be made by the Lessor hereunder, and all payments due and payable to the Lenders pursuant to any other Operative Document, shall be distributed by the Participation Agent to the Participants in accordance with Article IVA of the Participation Agreement.

                                       VI

                        LOAN AGREEMENT EVENTS OF DEFAULT

        VI.1 Loan Agreement Events of Default. The occurrence of any one or more of the following events (whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a "Loan Agreement Event of Default":

        (a) The Lessor shall (i) default in the payment when due (including, without limitation, pursuant to Section 2.5(b)) of any principal of the Loans or
(ii) default, and such default shall continue for ten (10) or more days, in the payment when due of any interest on the Loans or (iii) default, and such default shall continue for ten (10) or more days after the Lessor's receipt of notice of such default, in the payment of any other amounts owing hereunder or under any other Loan Document to which it is a party; or

        (b) The Lessor shall default in the due performance or observance by it of any term, covenant or agreement contained in this Loan Agreement or the Notes (other than those referred to in clause (a) above), and such default shall have continued unremedied for a period of at least thirty (30) days after the Lessor's receipt of notice thereof from the Agent or Tranche A Lenders holding a majority of the outstanding Tranche A Loans or Tranche B Lenders holding a majority of the outstanding Tranche B Loans;

        (c) Any representation, warranty or statement made or deemed made by the Lessor herein or in any other Loan Document or the Participation Agreement, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto, shall prove to be untrue in any material respect on the date as of which made or deemed made, and such misrepresentation or breach of warranty shall remain unremedied for a period of at least thirty (30) days after notice to the Lessor from the Agent or Tranche A Lenders holding a majority of the outstanding Tranche A Loans or Tranche B Lenders holding a majority of the outstanding Tranche B Loans; or

        (d) Any Lease Event of Default shall have occurred and be continuing; or

        (e) The Lessor shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Lessor and the petition is not dismissed within ninety
(90) days after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Lessor and is not removed within ninety (90) days; or the Lessor commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Lessor; or there is commenced against the Lessor any such proceeding which remains undismissed for a period of ninety (90) days; or the Lessor is adjudicated insolvent or bankrupt which adjudication is not withdrawn or reversed within ninety (90) days; or any order of relief or other order approving any such case or proceeding is entered which order is not withdrawn or reversed within ninety (90) days; or the Lessor suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of ninety (90) days; or the Lessor makes a general assignment for the benefit of creditors; or any corporate action is taken by the Lessor for the purpose of effecting any of the foregoing and in the case of any of the foregoing, there is a delay or disruption whether prior to or following the expiration of any of the foregoing time periods of any amounts payable to the

Lenders or the Agent under this Loan Agreement or any of the other Operative Documents.

        VI.2 Remedies.

        (a) Upon the occurrence of any Loan Agreement Event of Default:

        (i) if such event is a Loan Agreement Event of Default specified in clause (e) above or a Lease Event of Default specified in Section 16.1(g) or (h) of the Master Lease, the Commitments of all Lenders shall automatically and immediately terminate and Loans hereunder (with accrued interest thereon) and all other amounts owing under this Loan Agreement and the Notes shall immediately become due and payable, and

        (ii) if such event is any other Loan Agreement Event of Default, any or all of the following actions may be taken: (w) Tranche A Lenders holding a majority of the outstanding Tranche A Loans may, by notice to the Lessor, declare the Tranche A Loan Commitments to be terminated forthwith, whereupon the Tranche A Loan Commitments shall immediately terminate; (x) Tranche B Lenders holding a majority of the outstanding Tranche B Loans may, by notice to the Lessor, declare the Tranche B Loan Commitments to be terminated forthwith, whereupon the Tranche B Loan Commitments shall immediately terminate, (y) Tranche A Lenders holding a majority of the outstanding Tranche A Loans may, by notice to the Lessor, declare all Tranche A Loans hereunder (with accrued interest thereon) and all other amounts owing with respect to the Tranche A Loans under this Loan Agreement and the Tranche A Notes to be due and payable forthwith, whereupon all Loans shall immediately become due and payable and (z) Tranche B Lenders holding a majority of the outstanding Tranche B Loans may, by notice to the Lessor, declare all Tranche B Loans hereunder (with accrued interest thereon) and all other amounts owing with respect to the Tranche B Loans under this Loan Agreement and the Tranche B Notes to be due and payable forthwith, whereupon all Loans shall immediately become due and payable (any of the foregoing occurrences or actions referred to in clause (i) above or this clause (ii), an "Acceleration"). Except as expressly provided above in this
Article VI, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

        (b) Upon the occurrence of any Loan Agreement Event of Default and at any time thereafter so long as any Loan Agreement Event of Default shall be continuing, the Tranche B Lenders may, at their sole discretion, and the Agent shall, upon the written instructions of Tranche A Lenders holding a majority of the outstanding Tranche A Loans, exercise any or all of the rights and powers and pursue any and all of the remedies available to it hereunder and (subject to the terms thereof) under the other Loan Documents and the Leases and shall have any and all rights and remedies available under the Uniform Commercial Code or any provision of law.

        (c) Upon the occurrence of any Loan Agreement Event of Default and at any time thereafter so long as any Loan Agreement Event of Default shall be continuing, the Lenders may proceed to protect and enforce this Loan Agreement, the Notes, the Master Lease and the other Operative Documents by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted, or for foreclosure hereunder, or for the appointment of a receiver or receivers for the Properties or any Property or for the recovery of judgment for the indebtedness secured thereby or for the enforcement of any other proper, legal or equitable remedy available under Applicable Law.

        (d) The Lessor shall be liable for any and all accrued and unpaid amounts due hereunder before, after or during the exercise of any of the foregoing remedies, including all reasonable legal fees and other reasonable costs and expenses incurred by the Agent or any Lender by reason of the occurrence of any Loan Agreement Event of Default or the exercise of remedies with respect thereto.

        (e) With respect to the occurrence and continuance of any Lease Default under Section 16.1(a) or (b) of the Master Lease, the Lessor agrees that the Agent or any Participant may give notice of such Lease Default on behalf of the Lessor to the Lessee. With respect to any other Lease Default, the Lessor agrees that the Agent or any Tranche B Lender may give notice of such Lease Default on behalf of the Lessor to the Lessee. When a Lease Event of Default has occurred and is continuing, Tranche A Lenders holding a majority of the outstanding Tranche A Loans, or Tranche B Lenders holding a majority of the outstanding Tranche B Loans, may exercise any or all of the remedies of the Lessor under
Article XVI of the Master Lease, and the Lessor shall exercise such remedies at the direction of the Tranche A Lenders or the Tranche B Lenders, as the case may be. The Lessor shall demand the purchase of Properties by the Lessee pursuant to
Section 18.3 of the Master Lease at the direction of either Tranche A Lenders holding a majority of the outstanding Tranche A Loans or Tranche B Lenders holding a majority of the outstanding Tranche B Loans.

        (f) Notwithstanding any other provision herein or in any other Operative Document, the Tranche A Lenders shall not, without the written consent of the Tranche B Lenders (which consent may be withheld in the sole and absolute discretion of the Tranche B Lenders), take any action, or otherwise request that any action be taken, to enforce the lien of the Master Lease, any Lease Supplement, any Lender Deed of Trust or the Assignment of Leases and Rents including, without limitation, (A) any action (statutory or otherwise) relating to a sale under power of sale, (B) accepting a deed in lieu of foreclosure or otherwise taking title to, or authorizing the conveyance of, the Property or any portion thereof,
(C) appointing a receiver or taking any other action to obtain possession or control of the Property or any portion thereof, or (D) commencing or participating in any foreclosure proceeding, prior to the payment in full of all amounts payable to the Tranche B Lenders under the Operative Documents and the satisfaction of all other obligations to the Tranche B Lenders under the Operative Documents.


                                      VII

                        CERTAIN REMEDIAL MATTERS; RELEASE

        VII.1 Certain Remedial Matters. Notwithstanding any other provision of this Loan Agreement or any other Loan Document: (i) the Lessor shall at all times to the exclusion of the Agent retain all rights to Excepted Payments payable to the Lessor or for its benefit and to demand, collect or commence an action at law to obtain such payments and to enforce any judgment with respect thereto; and (ii) the Lessor shall at all times retain the right, but not to the exclusion of the Agent or any Lender, (A) to receive from the Lessee all notices, certificates and other documents and all information that the Lessee is permitted or required to give or furnish to the "Agent" or the "Lessor" pursuant to the Leases, the Participation Agreement or any other Operative Document, (B) to provide such insurance as the Lessee shall have failed to maintain and (C) subject to the other applicable provisions of this Loan Agreement, to perform for the Lessee under Article XVII of the Master Lease.

        VII.2 Release of Properties, etc.

        (a) If the Lessee shall at any time purchase any Property pursuant to
Article XV of the Master Lease or exercise its Purchase Option with respect to any Property under Article XVIII of the Master Lease, or if all of the Properties shall be sold in accordance with and the Lessee otherwise satisfies each of the obligations and conditions set forth at Article XX of the Master Lease, then, upon application of such amounts to prepay the Loans pursuant to
Article V and the Agent's and the Lenders' receipt of all accrued interest and any other payments due and owing from Lessee to the Agent and the Lenders on such date, including without limitation pursuant to Article XIII of the Participation Agreement, such Property shall be released from (i) the Liens in favor of the Participation Agent created by the Lender Deed of Trust relating to such Property and (ii) the Liens in favor of the Participation Agent created by the Assignment of Leases and Rents, in each case to the extent relating to such Property, all without delivery of any instrument or performance of any act by any party.

        (b) Upon the termination of the Lenders' Commitments and the payment in full of the Loans and all other amounts owing by the Lessor hereunder or under any other Loan Document, the Properties shall be released from (i) the Liens in favor of the Participation Agent created by the Lender Deed of Trust relating to such Property and (ii) the Liens in favor of the Participation Agent created by the Assignment of Leases and Rents, in each case to the extent relating to such Property, all without delivery of any instrument or performance of any act by any party.

        (c) Upon request of the Lessor following a release of any Property described in clause (a) or (b) above, the Tranche A Lenders and the Tranche B Lenders shall instruct the Participation Agent, at the sole cost and expense of the Lessor, to execute and deliver to the Lessor or the Lessee such documents as the Lessor shall reasonably request to evidence such release, including, if requested, a release of the Lender Deed of Trust relating to such Property, releases of the Assignment of Leases and Rents and the Construction Agency Agreement Assignment, in each case to the extent relating to such Property, and termination statements for any financing statements which are then of record naming the Lenders as the secured parties.

                                      VIII

                                    THE AGENT

        VIII.1 Appointment. Each Lender hereby irrevocably designates and appoints the Agent as the agent of such Lender under this Loan Agreement and the other Operative Documents, and each such Lender irrevocably authorizes the Agent, in such capacity, to take such action on its behalf under the provisions of this Loan Agreement and the other Operative Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Loan Agreement and the other Operative Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Loan Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender or any other party to the Operative Documents, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Loan Agreement or any other Operative Document or otherwise exist against the Agent.

        VIII.2 Delegation of Duties. The Agent may execute any of its duties under this Loan Agreement and the other Operative Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

        VIII.3 Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be
(a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Loan Agreement or any other Operative Document (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders or any other party to the Operative Documents for any recitals, statements, representations or warranties made by the Lessor or the Lessee or any officer thereof contained in this Loan Agreement or any other Operative Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Loan Agreement or any other Operative Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Loan Agreement or any other Operative Document or for any failure of the Lessor or the Lessee to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender or any other party to the Operative Documents to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Loan Agreement or any other Operative Document, or to inspect the properties, books or records of the Lessor or the Lessee.

        VIII.4 Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, facsimile message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Lessor or the Lessee), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Loan Agreement or any other Operative Document unless it shall first receive the advice or concurrence of the Lenders holding a majority of the outstanding Loans or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Loan Agreement and the other Operative Documents in accordance with a request of the Lenders holding a majority of the outstanding Loans, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

        VIII.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Loan Agreement Default or Loan Agreement Event of Default hereunder unless the Agent has received notice from a Lender or the Lessor referring to this Loan Agreement, describing such Loan Agreement Default or Loan Agreement Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall promptly give notice thereof to the Lenders and the Lessee. The Agent shall take such action with respect to such Loan Agreement Default or Loan Agreement Event of Default as shall be directed by the Lenders holding a majority of the outstanding Loans; provided, however, that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Loan Agreement Default or Loan Agreement Event of Default as it shall deem advisable in the best interests of the Lenders.

        VIII.6 Non-Reliance on Agent and Other Lenders. Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Lessor or the Lessee, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Lessor and the Lessee and made its own decision to make its Loans hereunder and enter into this Loan Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Loan Agreement and the other Operative Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Lessor and the Lessee. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Lessor or the Lessee which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

        VIII.7 Indemnification. The Lenders agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Lessee and without limiting the obligation of the Lessee to do so), ratably according to the percentage each Lender's Commitment bears to the total Commitments of all of the Lenders on the date on which indemnification is sought under this Section 8.7 (or, if indemnification is sought after the date upon which the Lenders' Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with the percentage that each Lender's Commitment bears to the Commitments of all of the Lenders immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever (including without limitation all reasonable fees and disbursements of any law firm or other external counsel of the Agent, the allocated cost of internal legal services and all disbursements of internal counsel of the Agent) which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of, the Commitments, this Loan Agreement, any of the other Operative Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or willful misconduct. The agreements in this
Section 8.7 shall survive the payment of the Notes and all other amounts payable hereunder.

        VIII.8 Agent in Its Individual Capacity. The Agent and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Lessor, the Lessee and their Affiliates as though The Industrial Bank of Japan, Limited, San Francisco Agency were not the Agent hereunder and under the other Operative Documents and without notice to or consent of the Lenders. Each Lender acknowledges that, pursuant to such activities, The Industrial Bank of Japan, Limited, San Francisco Agency or its Affiliates may receive information regarding the Lessee, the Lessor or their Affiliates (including information that may be subject to confidentiality obligations in favor of the Lessee, the Lessor or their Affiliates) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to any Loans made or renewed by it and any Note issued to it, The Industrial Bank of Japan, Limited, San Francisco Agency shall have the same rights and powers under this Loan Agreement and the other Operative Documents as any Lender and may exercise the same as though it were not the Agent, and, in the event The

Industrial Bank of Japan, Limited, San Francisco Agency becomes a Lender, the terms "Lender" and "Lenders" shall include The Industrial Bank of Japan, Limited, San Francisco Agency in its individual capacity.

        VIII.9 Successor Agent. The Agent may resign as Agent upon twenty (20) days' notice to the Lenders. If the Agent shall resign as Agent under this Loan Agreement and the other Operative Documents, then Lenders holding a majority of the outstanding Loans shall appoint a successor agent for the Lenders, which successor agent shall be a commercial bank organized under the laws of the United States of America or any State thereof or under the laws of another country which is doing business in the United States of America and having a combined capital, surplus and undivided profits of at least $100,000,000 (and if no Lease Default or Lease Event of Default exists, shall be approved by the Lessee (which consent shall not be unreasonably withheld)), whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon such appointment and approval, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Loan Agreement or any holders of the Notes. If no successor Agent has accepted appointment as Agent by the date which is twenty (20) days following a resigning Agent's notice of resignation, the resigning Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as Lenders holding a majority of the outstanding Loans appoint a successor Agent as provided above. After any retiring Agent's resignation as Agent, all of the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Loan Agreement and the other Operative Documents.

                                       IX

                                  MISCELLANEOUS

        IX.1 Amendments and Waivers. Neither this Loan Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of Section 15.5 of the Participation Agreement.

        IX.2 Notices. All notices, requests and demands to or upon the respective parties hereto shall be given in accordance with Section 15.3 of the Participation Agreement.

        IX.3 No Waiver: Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

        IX.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Loan Agreement and the Notes and the making of the Loans hereunder.

        IX.5 Successors and Assigns; Assignment by Lessor. This Loan Agreement shall be binding upon and inure to the benefit of the Lessor, each Lender, the Agent, each future holder of a Note and their respective successors and assigns.

        IX.6 Adjustments. If any Lender (a "Benefitted Lender") shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by setoff, pursuant to events or proceedings of the nature referred to in
Section 6.1(e), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

        IX.7 Counterparts. This Loan Agreement may be executed by one or more of the parties to this Loan Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Loan Agreement signed by all the parties shall be lodged with the Lessor and the Agent.

        IX.8 Severability. Any provision of this Loan Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        IX.9 Intention. This Loan Agreement and the other Operative Documents represent the agreement of the Lessor, the Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Operative Documents.

        IX.10 GOVERNING LAW. THIS LOAN AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS LOAN AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

        IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                            IBJTC LEASING CORPORATION-BSC,
                                            as Lessor



                                            By
                                               ---------------------------------
                                               Name:
                                               Title:


                                            THE INDUSTRIAL BANK OF JAPAN,
                                            LIMITED, as Tranche A Lender and
                                            as Tranche B Lender



                                            By
                                               ---------------------------------
                                               Name:
                                               Title:


                                            THE INDUSTRIAL BANK OF JAPAN,
                                            LIMITED, SAN FRANCISCO AGENCY,
                                            as Agent



                                            By
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                       EXHIBIT A
                                                               TO LOAN AGREEMENT


                                 TRANCHE A NOTE

                                                                  March 30, 1998
$___________


        FOR VALUE RECEIVED, the undersigned, IBJTC LEASING CORPORATION-BSC, a New York corporation, as Lessor (the "Lessor"), promises to pay to the order of THE INDUSTRIAL BANK OF JAPAN, LIMITED (the "Lender") on the Maturity Date the principal sum of ________________ dollars ($__________) or, if less, the aggregate unpaid principal amount of all Tranche A Loans made by the Lender pursuant to that certain Loan Agreement, dated as of March 30, 1998 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Loan Agreement"), among the Lessor and the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto.

        The Lessor also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Loan Agreement.

        Payments of both principal and interest are to be made without setoff or counterclaim in lawful money of the United States of America in same day or immediately available funds to the Payment Office of the Lender specified in
Schedule IV to the Participation Agreement (or to such other account as the Lender may from time to time designate in a written notice to the Lessor).

        This Note is one of the Tranche A Notes referred to in, and evidences indebtedness incurred under, the Loan Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Lessor is permitted and required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be or automatically become immediately due and payable.

        The Lender is authorized to endorse the schedule attached hereto (and any continuation thereof) in accordance with the provisions of the Loan Agreement. Capitalized terms used but not otherwise defined herein have the respective meanings specified in Appendix A to the Loan Agreement.

        All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

        THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND
SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE
INTERNAL LAWS OF THE STATE OF CALIFORNIA.


                                            IBJTC LEASING CORPORATION-BSC,
                                            as Lessor



                                            By
                                               ---------------------------------
                                               Name:
                                               Title:

                     TRANCHE A LOANS AND PRINCIPAL PAYMENTS

===========================================================================================================
      Date           Amount of         Amount of          Unpaid             Total           Notation
                     Tranche A         Principal         Principal                           Made by
                     Loans Made         Repaid            Balance
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

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-----------------------------------------------------------------------------------------------------------

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-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

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===========================================================================================================

                                                                       EXHIBIT B
                                                               TO LOAN AGREEMENT

                                 TRANCHE B NOTE


                                                                  March 30, 1998
$___________


        FOR VALUE RECEIVED, the undersigned, IBJTC LEASING CORPORATION-BSC, a New York corporation, as Lessor (the "Lessor"), promises to pay to the order of THE INDUSTRIAL BANK OF JAPAN, LIMITED (the "Lender") on the Maturity Date the principal sum of _________________ dollars ($__________) or, if less, the aggregate unpaid principal amount of all Tranche B Loans made by the Lender pursuant to that certain Loan Agreement, dated as of March 30, 1998 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Loan Agreement"), among the Lessor and the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto.

        The Lessor also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Loan Agreement.

        Payments of both principal and interest are to be made without setoff or counterclaim in lawful money of the United States of America in same day or immediately available funds to the Payment Office of the Lender specified in
Schedule IV to the Participation Agreement (or to such other account as the Lender may from time to time designate in a written notice to the Lessor).

        This Note is one of the Tranche B Notes referred to in, and evidences indebtedness incurred under, the Loan Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Lessor is permitted and required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be or automatically become immediately due and payable.

        The Lender is authorized to endorse the schedule attached hereto (and any continuation thereof) in accordance with the provisions of the Loan Agreement.

        Capitalized terms used but not otherwise defined herein have the respective meanings specified in Appendix A to the Loan Agreement.

        All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

        THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND
SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE
INTERNAL LAWS OF THE STATE OF CALIFORNIA.


                                            IBJTC LEASING CORPORATION-BSC,
                                            as Lessor



                                            By
                                               ---------------------------------
                                               Name:
                                               Title:

                     TRANCHE B LOANS AND PRINCIPAL PAYMENTS

===========================================================================================================
      Date           Amount of         Amount of          Unpaid             Total           Notation
                     Tranche A         Principal         Principal                           Made by
                     Loans Made         Repaid            Balance
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

===========================================================================================================

                  AMENDED AND RESTATED PARTICIPATION AGREEMENT

                           dated as of March 30, 1998


                                      among


                            LAM RESEARCH CORPORATION,
                        as Lessee and Construction Agent,


                         IBJTC LEASING CORPORATION-BSC,
                        as Lessor and Participation Agent


                      THE INDUSTRIAL BANK OF JAPAN, LIMITED
                     and the various financial institutions
                           party to the Loan Agreement
                                from time to time
                              as Tranche A Lenders,


                                       and


                      THE INDUSTRIAL BANK OF JAPAN, LIMITED
                     and the various financial institutions
                           party to the Loan Agreement
                                from time to time
                              as Tranche B Lenders,

                                       and

                     THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                              SAN FRANCISCO AGENCY,
                                    as Agent

                                TABLE OF CONTENTS

                                                                                                             Page
                                                                                                             ----
ARTICLE I               Definitions; Interpretation...........................................................  2

ARTICLE II              Documentation Date; Refinancing Date..................................................  2
            2.1         Documentation Date....................................................................  2
                        (a)       Participation Agreement.....................................................  2
                        (b)       Master Lease................................................................  2
                        (c)       Amendment to Master Lease...................................................  2
                        (d)       Cash Collateral Agreement...................................................  2
                        (e)       Loan Agreement..............................................................  2
                        (f)       Assignment of Leases and Rents..............................................  2
                        (g)       Lessor Guarantee............................................................  3
                        (h)       Deed of Trust...............................................................  3
                        (i)       Fees........................................................................  3
                        (j)       Certain Transaction Expenses................................................  3
            2.2         Refinancing Date......................................................................  3

ARTICLE III             Funding of Advances...................................................................  3
            3.1         Lessor Commitment.....................................................................  3
            3.2         Lessor Equity Commitment..............................................................  4
            3.3         Lenders Commitment....................................................................  4
            3.4         Procedures for Advances...............................................................  4

ARTICLE IV              Equity Yield; Interest; Fees..........................................................  5
            4.1         Equity Yield..........................................................................  5
            4.2         Interest on Loans.....................................................................  5
            4.3         Prepayments of Loans and Equity Amounts...............................................  5
            4.4         Fees..................................................................................  5
            4.5         Interest Under Cash Collateral Agreement..............................................  5

ARTICLE IVA             Distributions.........................................................................  5
            4.1A  Basic Rent..................................................................................  5
            4.2A  Purchase Payments by the Lessee.............................................................  6
            4.3A  Payment of Recourse Amount by Lessee........................................................  6
            4.4A  Sales Proceeds of Remarketing of
                        Properties............................................................................  7
            4.5A  Supplemental Rent...........................................................................  7
            4.6A  Excepted Payments...........................................................................  7
            4.7A  Distribution of Payments after Lease
                        Event of Default......................................................................  7
            4.8A  Other Payments..............................................................................  8
            4.9A  Casualty and Condemnation Amounts...........................................................  9
            4.10A  Order of Application.......................................................................  9

ARTICLE V               Certain Intentions of the Parties.....................................................  9
            5.1         Nature of Transaction.................................................................  9
            5.2         Amounts due under Master Lease........................................................ 10

ARTICLE VI              Conditions Precedent to Refinancing Date
            and Advances...................................................................................... 11
            6.1         Conditions Precedent to Initial
                        Acquisition Date...................................................................... 11
                        (a)       Lessee's Resolutions and
                                  Incumbency Certificate, etc................................................. 11
                        (b)       Opinion of Internal Counsel to
                                  Lessee...................................................................... 11
                        (c)       Opinion of Special Counsel to
                                  Lessee...................................................................... 11
                        (d)       Funding Request............................................................. 12
                        (e)       Fees........................................................................ 12
                        (f)       Representation and Warranties............................................... 12
                        (g)       Litigation.................................................................. 12
                        (h)       Event of Default............................................................ 12
                        (i)       Available Commitments....................................................... 12
                        (j)       Commitment Percentage....................................................... 13
                        (k)       Taxes....................................................................... 13
                        (l)       Requirements of Law......................................................... 13
                        (m)       Responsible Employee's Certificate.......................................... 13
                        (n)       Recordation................................................................. 13
                        (o)       Evidence of Property Insurance.............................................. 14
                        (p)       Environmental Audit......................................................... 14
                        (q)       Environmental Certificate................................................... 14
                        (r)       Deed and Bill of Sale....................................................... 14
                        (s)       Supplement to Assignment of Leases
                                  and Rents................................................................... 14
                        (t)       Deed of Trust............................................................... 14
                        (u)       ............................................................................ 15
                        (v)       Property Survey............................................................. 15
                        (w)       Property Appraisal.......................................................... 16
                        (x)       No Exercise of Remarketing Option........................................... 16
                        (y)       Title Representations....................................................... 16
                        (z)       No Default.................................................................. 16

ARTICLE VII             Completion-Date Conditions............................................................ 16
            7.1         Completion Date....................................................................... 16

ARTICLE VIII            Representations....................................................................... 17
            8.1         Representations of the Participants................................................... 17
                        (a)       ERISA....................................................................... 17
                        (b)       Status...................................................................... 17
                        (c)       Power and Authority......................................................... 17
            8.2         Representations of Lessee............................................................. 17
                        (a)       Organization, etc........................................................... 17
                        (b)       Due Authorization, Non-
                                  Contravention, etc.......................................................... 18
                        (c)       Government Approval, Regulation,
                                  etc......................................................................... 18
                        (d)       Validity, etc............................................................... 18
                        (e)       No Material Adverse Change.................................................. 19
                        (f)       Litigation.................................................................. 19
                        (g)       Provided Information........................................................ 19
                        (h)       Pension and Welfare Plans................................................... 19
                        (i)       Environmental Laws.......................................................... 20
                        (j)       Offer of Securities, etc.................................................... 20
                        (k)       Financial Statements........................................................ 21

                        (l)       Properties.................................................................. 21
                        (m)       Plans and Specifications.................................................... 21
                        (n)       Title....................................................................... 22
                        (o)       Insurance................................................................... 22
                        (p)       Flood Hazard Areas.......................................................... 22
                        (q)       Lease Supplements........................................................... 22
                        (r)       Defaults.................................................................... 23
                        (s)       Use of Loans and Proceeds................................................... 23
                        (t)       Regulations G, U and X...................................................... 23
            8.3         Representations of Lessee With Respect
                        to Each Advance....................................................................... 23
                        (a)       Representations and Warranties.............................................. 23
                        (b)       Improvements................................................................ 24
                        (c)       Liens....................................................................... 24
            8.4         Representations of the Lessor......................................................... 24
                        (a)       Due Organization, etc....................................................... 24
                        (b)       Authorization; No Conflict.................................................. 24
                        (c)       Enforceability, etc......................................................... 25
                        (d)       Assignment.................................................................. 25
                        (e)       Defaults.................................................................... 25
                        (f)       Use of Proceeds............................................................. 25
                        (g)       Similar Transactions........................................................ 25

ARTICLE IX              Payment of Certain Expenses........................................................... 25
            9.1         Transaction Expenses.................................................................. 25
            9.2         Brokers' Fees and Stamp Taxes......................................................... 26
            9.3         Loan Agreement and Related Obligations................................................ 26

ARTICLE X               Other Covenants and Agreements........................................................ 26
            10.1  Affirmative Covenants of Lessee............................................................. 26
                        (a)       Financial Information, Reports,
                                  Notices, etc................................................................ 26
                        (b)       Books and Records........................................................... 28
                        (c)       Inspections................................................................. 28
                        (d)       Insurance................................................................... 29
                        (e)       Governmental Charges and Other
                                  Indebtedness................................................................ 29
                        (f)       General Business Operations................................................. 29
                        (g)       Pari Passu Ranking.......................................................... 29
                        (h)       The Lessee shall maintain its
                                  pledge of cash collateral pursuant to the Cash
                                  Collateral Agreement in a minimum amount equal
                                  to the Loan Balance, and such pledge in favor
                                  of the Participation Agent (for the benefit of
                                  the Lenders) shall continue to be a first
                                  priority pledge subject to no Liens other than
                                  Permitted Liens.

            10.2  Negative Covenants.......................................................................... 30
                        (a)       Credit Agreement Covenants.................................................. 30
            10.3  Covenants of the Lessor..................................................................... 31
            10.4  Covenant of the Lenders..................................................................... 31

ARTICLE XI              Lessee Directions..................................................................... 31
            11.1  Lessee directions........................................................................... 31
            11.2  Replacement of Participants................................................................. 32

ARTICLE XII             Transfers of Participants' Interests.................................................. 33
            12.1  Assignments................................................................................. 33
            12.2  Participations.............................................................................. 34
            12.3  Withholding Taxes; Disclosure of
                        Information; Pledge Under Regulation A................................................ 34

ARTICLE XIII            Indemnification....................................................................... 35
            13.1  General Indemnification..................................................................... 35
            13.2  End of Term Indemnity....................................................................... 38
            13.3  Environmental Indemnity..................................................................... 39
            13.4  Proceedings in Respect of Claims............................................................ 40
            13.5  General Tax Indemnity....................................................................... 42
            13.6  Indemnity Payments in Addition to Master
                        Lease Obligations..................................................................... 44
            13.7  LIBO Rate Lending Unlawful.................................................................. 44
            13.8  Deposits unavailable........................................................................ 45
            13.9  Increased costs, etc........................................................................ 45
            13.10  Funding losses............................................................................. 45
            13.11  Increased Capital Costs.................................................................... 46

ARTICLE XIV             The Participation Agent............................................................... 47
            14.1  Appointment................................................................................. 47
            14.2  Delegation of Duties........................................................................ 47
            14.3  Exculpatory Provisions...................................................................... 47
            14.4  Reliance by Participation Agent............................................................. 48
            14.5  Notice of Default........................................................................... 48
            14.6  Non-Reliance on Participation Agent and
                        Other Participants.................................................................... 49
            14.7  Indemnification............................................................................. 49
            14.8  Successor Participation Agent............................................................... 50
            14.9  Administrative Fee.......................................................................... 51


ARTICLE XV              Miscellaneous......................................................................... 51
            15.1  Survival of Agreements...................................................................... 51
            15.2  No Broker, etc.............................................................................. 51
            15.3  Notices..................................................................................... 51
            15.4  Counterparts................................................................................ 52
            15.5  Amendments.................................................................................. 52
            15.6  Headings, etc............................................................................... 53
            15.7  Parties in Interest......................................................................... 53
            15.8  GOVERNING LAW............................................................................... 53
            15.9  Severability................................................................................ 54
            15.10  Liability Limited.......................................................................... 54
            15.11  Further assurances......................................................................... 54
            15.12  Submission to Jurisdiction................................................................. 55
            15.13  Setoff..................................................................................... 55
            15.14  Replacement of Lender...................................................................... 55
            15.15  Confidentiality............................................................................ 55
            15.16  WAIVER OF JURY TRIAL....................................................................... 56
            15.17  Amendment and Restatement.................................................................. 57

Exhibits

Exhibit A -             Form of Funding Request
Exhibit B -             Form of Responsible Employee's Certificate
Exhibit C -             Form of Environmental Certificate
Exhibit D -             Form of Assignment Agreement
Exhibit E -             Form of Compliance Certificate

                  AMENDED AND RESTATED PARTICIPATION AGREEMENT



         THIS AMENDED AND RESTATED PARTICIPATION AGREEMENT (this "Participation Agreement"), dated as of March 30, 1998, is entered into by and among LAM RESEARCH CORPORATION, a Delaware corporation, as the Lessee and Construction Agent (together with its permitted successors and assigns, in its capacity as Lessee, the "Lessee"; in its capacity as Construction Agent, the "Construction Agent"; IBJTC LEASING CORPORATION-BSC, a New York corporation, as Lessor and Participation Agent (together with its successors in such capacity, the "Lessor") in its capacity as Participation Agent, the "Participation Agent"); THE INDUSTRIAL BANK OF JAPAN, LIMITED and the various financial institutions party to the Loan Agreement from time to time as Tranche A Lenders thereunder (together with each of their permitted successors and assigns, the "Tranche A Lenders"); THE INDUSTRIAL BANK OF JAPAN, LIMITED and the various financial institutions party to the Loan Agreement from time to time as Tranche B Lenders thereunder (together with each of their permitted successors and assignors, the "Tranche B Lenders" and, together with the Tranche A Lenders, the "Lenders"); and THE INDUSTRIAL BANK OF JAPAN, LIMITED, SAN FRANCISCO AGENCY, as Agent (together with its successors in its capacity as Agent, the "Agent").

                              W I T N E S S E T H:

         WHEREAS, using Advances from the Lessor, Property No. 1 and Property No. 2 has been acquired by the Lessor and the Lessee has constructed improvements thereon, as Construction Agent for the Lessor pursuant to the terms of the Participation Agreement dated as of March 27, 1996 (the "Original Participation Agreement") among the parties hereto;

         WHEREAS, the Lessor contemplates repaying the Existing Indebtedness under the Original Loan Agreement and replacing such indebtedness with borrowings made under the Loan Agreement;

         WHEREAS, the Lessee will continue to lease from the Lessor each of Property No. 1 and Property No. 2, including the Improvements constructed thereon by the Lessee in its capacity as Construction Agent;

         WHEREAS, the parties to the Original Participation Agreement desire to amend and restate such agreement in its entirety pursuant to this Participation Agreement; and

         WHEREAS, to secure such financing, the Lenders will have the benefit of cash collateral pledged by the Lessee, to the extent provided in the Operative Documents, the Participation Agent, for the benefit of the Participants, will have the benefit of a Lien from the Lessor on the Lessor's right, title and interest in the Properties and on substantially all of the

Lessor's rights against the Lessee under the Master Lease and Lease Supplements and against the Construction Agent under the Construction Agency Agreement.

         In consideration of the mutual agreements contained in this Participation Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                       I

                           Definitions; Interpretation

         Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix A hereto for all purposes hereof; and the rules of interpretation set forth in Appendix A hereto shall apply to this Participation Agreement.

                                       II

                      Documentation Date; Refinancing Date

                  II.1 Documentation Date. The Documentation Date (the "Documentation Date") shall occur on the earliest date on which the following conditions precedent shall have been satisfied:

                           (a) Participation Agreement. This Participation Agreement shall have been duly authorized, executed and delivered by the parties hereto.

                           (b) Master Lease. The Master Lease shall have been duly authorized, executed and delivered by the parties thereto.

                           (c) Amendment to Master Lease. The Amendment to Master Lease shall have been duly authorized, executed and delivered by the parties thereto.

                           (d) Cash Collateral Agreement. The Cash Collateral Agreement shall have been duly authorized, executed and delivered by the parties thereto.

                           (e) Loan Agreement. The Loan Agreement shall have been duly authorized, executed and delivered by the parties thereto.

                           (f) Assignment of Leases and Rents. The Assignment of Leases and Rents shall have been duly authorized, executed and delivered by the Lessor, as assignor, to the Participation Agent as assignees, and the Assignment of Leases and Rents shall have been consented to and acknowledged by the Lessee.

                           (g) Lessor Guarantee. The Lessor Guarantee shall have been duly authorized, executed and delivered by The Industrial Bank of Japan Trust Company.

                           (h) Deed of Trust. Each Deed of Trust shall have been duly authorized, executed and delivered by the parties thereto.

                           (i) Fees. The Lessee shall have paid in full all fees then due and payable pursuant to Section 4.4.

                           (j) Certain Transaction Expenses. Counsel for each of the Lessor and the Lenders shall have received, to the extent then invoiced, payment in full in cash of all Transaction Expenses payable to such counsel pursuant to Section 1.

         II.2 Refinancing Date. The closing date with respect to the refinancing of the Loans (the "Refinancing Date") shall occur on the earliest date after the Documentation Date on which all the conditions precedent thereto set forth in
Article VI with respect to such refinancing shall have been satisfied or waived by the applicable parties as set forth therein.

                                      III

                               Funding of Advances

         III.1 Lessor Commitment. Subject to the conditions and terms hereof, on the Refinancing Date the Lessor shall take the following actions with respect to the refinancing of each Property at the written request of the Lessee:

                           (a) the Lessor shall repay the Existing Indebtedness;

                           (b) the Lessor shall borrow under the Loan Agreement an amount equal to the Existing Indebtedness; and

                           (c) the Lessor shall continue to lease the Property to the Lessee under the Master Lease and the applicable Lease Supplement.

Notwithstanding any other provision hereof, the Lessor shall not be obligated to repay the Existing Indebtedness if, after giving effect thereto, the aggregate outstanding amounts of the Tranche A Loans, Tranche B Loans and Equity Amounts allocable to such Property would exceed the Commitments of the Tranche A

Lenders, the Tranche B Lenders and the Lessor, respectively, for such Property.

                  III.2 Lessor Equity Commitment. The Lessor has made available to the Lessee with respect to the applicable Property, on each Acquisition Date, an amount (each an "Equity Amount") in immediately available funds equal to the Lessor's Commitment Percentage of the amount of the Advance being funded on such Acquisition Date. No amounts paid or prepaid with respect to Equity Amounts may be re-advanced.

                  III.3 Lenders Commitment. Subject to the conditions and terms hereof, the Lenders severally shall make Loans with respect to each Property to the Lessor at the request of the Lessee on the Refinancing Date with respect to the applicable Property, in an amount in immediately available funds equal to such Lender's Commitment Percentage of the amount of the Advance being funded on such Funding Date. Notwithstanding any other provision hereof, no Lender shall be obligated to make any Loan if, after giving effect to the proposed Loan, the outstanding aggregate amount of such Lender's Loans allocable to the applicable Property would exceed such Lender's Commitment with respect to such Property. No amounts paid or prepaid with respect to the Loans may be re-advanced.

                  III.4 Procedures for Advances. (a) With respect to each funding of an Advance, the Lessee shall give the Lessor, the Agent and the Lenders prior written notice not later than 10:00 a.m., San Francisco time, three (3) days (unless waived) prior to the proposed Funding Date pursuant to a Funding Request substantially in the form of Exhibit A (a "Funding Request"), specifying: (i) the proposed Funding Date, (ii) the amount of Advance requested, and (iii) to which Property such Advance is being allocated (and pro rata portions of the related Equity Amount and Loans shall likewise be deemed to be so allocated).

         (a) Except as the parties may otherwise agree in writing, Advances made on the Refinancing Date shall be for the account of the Lessor to reimburse the Lessor for the repayment of the Existing Indebtedness.

         (b) All remittances made by the Lessor and the Lenders for the funding of any Advance shall be made on the applicable Acquisition Date or Funding Date, as the case may be, in immediately available federal funds by wire transfer to the account of the Construction Agent specified on the Construction Agent's signature page hereto.

                                       IV

                          Equity Yield; Interest; Fees

                  IV.1 Equity Yield. The amount of the Equity Amounts outstanding from time to time shall accrue yield ("Equity Yield") at the Equity Yield Rate, calculated using the actual number of days elapsed and, when the Equity Yield Rate is based on the LIBO Rate (Reserve Adjusted), on a 360-day year basis. If all or any portion of the Equity Amounts, any Equity Yield payable thereon or any other amount payable hereunder shall not be paid when due (whether at stated maturity, acceleration thereof or otherwise), such overdue amount shall bear interest at a rate per annum which is equal to the Overdue Rate.

                  IV.2 Interest on Loans. Each Loan shall accrue interest computed and payable in accordance with the terms of the applicable Loan Agreement.

                  IV.3 Prepayments of Loans and Equity Amounts. In the event that the Lessee pays any Property Balance to the Lessor, in connection with the Lessee's purchase of a Property in accordance with Section 15.1 or 18.1 of the Master Lease, the Lessor will prepay the outstanding principal amount of the Loans and Equity Amounts related to the Property purchased by the Lessee. Each Lender and the Lessor hereby acknowledges that its Loans or Equity Amounts, as the case may be, may be so prepaid without any prepayment premium.

                  IV.4 Fees. On or prior to the Refinancing Date, the Lessee agrees to pay to the Lessor, for its own account, an amendment fee (the "Amendment Fee") equal to 0.10% of the Lease Balance.

                  IV.5 Interest Under Cash Collateral Agreement. Interest earned on the Cash Collateral (as such term is defined in the Cash Collateral Agreement) shall be paid by each Depositary Bank (as such term is defined in the Cash Collateral Agreement) to the Participation Agent and shall be applied by the Participation Agent to pay, and shall be deemed by Lessor and Lenders as complete satisfaction of that portion of, Rent owing by Lessee on each Payment Date equal to the LIBO Rate (Reserve Adjusted) for the Loans due and owing on such Payment Date.

                                   ARTICLE IVA

                                  Distributions

         4.1A Basic Rent. Each payment of Basic Rent (and any payment of interest on overdue installments of Basic Rent) received by the Participation Agent shall be distributed by the Participation Agent to the Lenders and the Lessor pro rata in accordance with, and for application to, the Tranche A Lender Basic Rent, Tranche B Lender Basic Rent and Lessor Basic Rent then due, as well as any overdue interest or yield due to such

Lender or the Lessor (to the extent permitted by applicable law).

         4.2A Purchase Payments by the Lessee. (a) Any payment received by the Participation Agent as a result of:

                  (i) the purchase of all of the Properties in connection with the Lessee's exercise of its Early Purchase Option under Section 18.1 of the Master Lease, or

                  (ii) the Lessee's compliance with its obligation to purchase (or cause its designee to purchase) all of Properties in accordance with the Master Lease, or

                  (iii) the Lessee's compliance with its obligation to purchase all unsold Properties in accordance with Section 16.2(e) of the Master Lease,

shall be distributed by the Participation Agent to pay in full the Participant Balance of each Lender and the Lessor.

         (b) Any payment received by the Participation Agent as a result of:

                  (i) the purchase of any of the Properties in connection with the Lessee's exercise of its Early Purchase Option under Section 18.1 of the Master Lease, or

                  (ii) the Lessee's purchase of a Property or Properties pursuant to the Construction Agency Agreement, or

                  (iii) the payment of the Property Balance with respect to any Property in accordance with Section 15.1 of the Master Lease, or

                  (iv) the Lessee failing to fulfill one or more of the conditions to exercise of the Remarketing Option with respect to any Property pursuant to Section 20.1 of the Master Lease and the Lessor's receipt of the Property Balance with respect to such Property from the Lessee pursuant to the next-to-last paragraph of Section 20.1 of the Master Lease, shall be distributed by the Participation Agent to the Lenders and the Lessor pro rata without priority of one over the other, in the proportion that the Participant Balance of each bears to the aggregate of all of the Participant Balances.

         4.3A Payment of Recourse Amount by Lessee. The payment by the Lessee of the Recourse Amount to the Participation Agent in accordance with Section 20.1(k) of the Master Lease upon the

Lessee's exercise of the Remarketing Option shall be distributed by the Participation Agent in the following amounts and order of priority:

                  first, so much of such payments or amounts as shall constitute Supplemental Rent, to the Persons entitled thereto in accordance with
         Section 4.5A; and

                  second, to the Tranche A Lenders for application to pay in full the Tranche A Participant Balance of each Tranche A Lender.

         4.4A Sales Proceeds of Remarketing of Properties. Any payments received by the Participation Agent as proceeds from the sale of the Properties sold pursuant to the Lessee's exercise of the Remarketing Option pursuant to Article XX of the Master Lease, together with any payment made by the Lessee as a result of an appraisal pursuant to Section 13.2 of the Participation Agreement, shall be distributed by the Participation Agent in the funds so received in the following order of priority:

                  first, to the Tranche B Lenders for application to pay in full the Tranche B Participant Balance of each Tranche B Lender, and to the Lessor for application to pay in full the Lessor Balance, and in the case where the amounts so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche B Lenders and the Lessor without priority of one Tranche B Lender over the other or the Lessor over any Tranche B Lender.

                  second, the balance, if any, shall be promptly distributed to, or as directed by, the Lessee.

         4.5A Supplemental Rent. All payments of Supplemental Rent received by the Participation Agent (excluding any amounts payable pursuant to the preceding provisions of this Article IVA) shall be distributed promptly by the Participation Agent upon receipt thereof to the Person entitled thereto pursuant to the Operative Documents.

         4.6A Excepted Payments. Notwithstanding any other provision of this Participation Agreement, any Excepted Payment received at any time by the Participation Agent shall be distributed promptly to the Person entitled to receive such Excepted Payment pursuant to the Operative Documents.

         4.7A Distribution of Payments after Lease Event of Default.

         (a) All payments received and amounts realized by the Participation Agent in connection with any Casualty or

Condemnation after the occurrence of a Lease Event of Default shall be distributed in accordance with Section 4.9A.

         (b) All payments received and amounts realized (other than payments or amounts described in clause (a) above) by the Participation Agent, including all amounts received by the Participation Agent in connection with any sale of all or any part of any one or more Properties, after the occurrence and during the continuance of a Lease Event of Default shall, if received by the Participation Agent, be distributed by the Participation Agent in the following order of priority:

                  first, so much of such payment or amount as shall be required to reimburse the Lessor for any tax, expense or other loss incurred by the Lessor (to the extent not previously reimbursed and to the extent incurred in connection with any duties as the Lessor) and any unpaid ongoing fees of the Lessor shall be distributed to the Lessor for its own account;

                  second, so much of such payments or amounts as shall be required to pay the then existing or prior Lenders and the Lessor the amounts payable to them by Lessee pursuant to any expense reimbursement or indemnification provisions of the Operative Documents shall be distributed to each such Participant without priority of one over the other in accordance with the amount of such payment or payments payable to each such Person:

                  third, to the Lenders and the Lessor pro rata in accordance with, and for application to, the Participant Balance of each Lender and the Lessor; and

                  fourth, after payment in full of the Participant Balance of each Lender and the Lessor and all other amounts due and owing to any Lender or the Lessor, the balance, if any, of such payment or amounts remaining thereafter shall be promptly distributed to, or as directed by, the Lessee.

         (c) During the occurrence and continuance of a Lease Event of Default, all amounts (other than Excepted Payments) received or realized by the Participation Agent and otherwise distributable pursuant to Sections 4.1A and 4.2A shall be distributed as provided for clauses (a) and (b) above.

         4.8A Other Payments. (a) Except as otherwise provided in Sections 4.1A, 4.2A, 4.7A and clause (b) below, any payment received by the Participation Agent for which no provision as to the application thereof is made in the Operative Documents or elsewhere in this Article IVA shall be distributed pro rata among the Lenders and the Lessor without priority of one over the other, in the proportion that the Participant Balance of each bears to the aggregate of all the Participant Balances.

         (b) Except as otherwise provided in Sections 4.1A, 4.2A and 4.7A, all payments received and amounts realized by the Participation Agent under the Master Lease or otherwise with respect to the Collateral to the extent received or realized at any time after indefeasible payment in full of the Participant Balances of all of the Lenders and the Lessor and any other amounts due and owing to the Lenders or the Lessor, shall be distributed forthwith by the Participation Agent in the order of priority set forth in Section 4.7A(b), except that such payment shall be distributed omitting clause third of such
Section 4.7A(b).

         (c) Any payment received by the Participation Agent for which provision as to the application thereof is made in an Operative Document but not elsewhere in this Article IVA shall be distributed forthwith by the Participation Agent to the Person and for the purpose for which such payment was made in accordance with the terms of such Operative Document.

         4.9A Casualty and Condemnation Amounts. Any amounts payable to the Participation Agent as a result of a Casualty or Condemnation pursuant to
Section 14.1 of the Master Lease shall be distributed as follows:

                  (a) all amounts payable to the Lessee for the repair of damage caused by such Casualty or Condemnation in accordance with Section 14.1(a) of the Master Lease shall be distributed to the Lessee, and

                  (b) all amounts that are to be applied to the purchase price of the related Property in accordance with Section 14.1(a) and Article XV of the Master Lease shall be distributed by the Lessor in accordance with Section 4.2A(b).

         4.10A Order of Application. To the extent any payment made to any Lender or the Lessor pursuant to Section 4.2A, 4.3A, 4.4A or 4.7A is insufficient to pay in full the Participant Balance of such Lender or the Lessor's Equity Amount, then each such payment shall first be applied to accrued interest or Equity Yield and then to principal or the Equity Amounts, as applicable.

                                       V

                        Certain Intentions of the Parties

                  V.1 Nature of Transaction. (a) The parties hereto intend that
(i) for financial accounting purposes with respect to the Lessee, the Lessor will be treated as the owner and the lessor of the Properties and the Lessee will be treated as the lessee of the Properties and (ii) for all other purposes, including federal and all state and local income tax purposes, state real estate and commercial law and bankruptcy purposes, (A) the Master Lease will be treated as a financing arrangement, (B) the Lessor and the Lenders will be deemed lenders making loans to the Lessee in an amount equal to the sum of the Equity Amounts and the outstanding principal amount of the Loans, which loans are secured by the Properties and (C) the Lessee will be treated as the owner of the Properties and will be entitled to all tax benefits ordinarily available to an owner of properties like the Properties for such tax purposes. Nevertheless, the Lessee acknowledges and agrees that neither the Lessor nor any of the Lenders has made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate. The parties hereto agree that they shall modify the Operative Documents to the extent reasonably necessary to enable the Master Lease to qualify as an operating lease for financial accounting purposes under FASB 13 as applied and interpreted by the Lessee's independent outside auditors, including but not limited to, and to the extent necessary, (i) changes in the relationship (but not the aggregate total) of the Tranche A Loan Commitment, the Tranche B Loan Commitment, and the Lessor Commitment (except that the Lessor Commitment shall not be increased by more than $500,000), and (ii) adjustments to amortization payments to be made on account of the Tranche A Loan Balance with respect to Property No. 1. In no event shall such modifications individually or in the aggregate result in a material change for any Participant.

         (a) Specifically, without limiting the generality of clause (a) of this
Section 1, the parties hereto intend and agree that in the event of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee, the Lessor or the Lenders or any collection actions, the transactions evidenced by the Operative Documents shall be regarded as loans made by the Lessor and the Lenders as unrelated third party lenders of the Lessee.

                  V.2 Amounts due under Master Lease. Anything else herein or elsewhere to the contrary notwithstanding, it is the intention of the Lessee, the Lessor and the Lenders that: (i) the amount and timing of installments of Basic Rent due and payable from time to time from the Lessee under the Master Lease shall be equal to the aggregate payments due and payable as interest on the Loans and Equity Yield on the Equity Amounts on each Payment Date; (ii) if the Lessee elects the Early Purchase Option or becomes obligated or otherwise elects to purchase any of the Properties under the Master Lease, the Loans, the Equity Amounts, all interest and Equity Yield thereon and all other obligations of the Lessee owing to the Lessor and the Lenders shall be paid in full by the Lessee; (iii) if the Lessee properly elects the Remarketing Option with respect to any Property, the Lessee shall only be required to pay to the Lessor the proceeds of the sale of such Property, the Recourse Amount with respect to such Property and any amounts due pursuant to
Article XIII hereof and Section 20.2 of the Master Lease (which aggregate amounts may be less than the Lease Balance); and (iv) upon an Event of Default resulting in an acceleration of the Lessee's obligation to purchase the Properties under the Master Lease, the amounts then due and payable by the Lessee under the Master Lease shall include all amounts necessary to pay in full the Lease Balance, plus all other amounts then due from the Lessee to the Participants under the Operative Documents.

                                       VI

                             Conditions Precedent to
                          Refinancing Date and Advances

                  VI.1 Conditions Precedent to Refinancing Date. The obligations of the Lessor to make an Advance on the Refinancing Date, the obligations of the Lessor to fund any related Equity Amount on the Refinancing Date and the obligation of the Lenders to make any related Loan on the Refinancing Date are subject to each of the following conditions precedent:

                           (a) Lessee's Resolutions and Incumbency Certificate, etc. The Lessee shall have delivered to the Lessor, (i) a certificate of its Secretary or an Assistant Secretary attaching and certifying as to (A) the resolutions of the Board of Directors duly authorizing the execution, delivery and performance by it of each Operative Document to which it is or will be a party, (B) its certificate of incorporation and by-laws, and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Documents to which it is a party and (ii) a certificate of good standing with respect to it issued by the Secretary of State of the State of Delaware no earlier than ten (10) days prior to the Refinancing Date.

                           (b) Opinion of Internal Counsel to Lessee. On or prior to the Refinancing Date, the Participants shall have received an opinion of Steve Debenham, internal counsel to the Lessee, which opinion shall be acceptable in form and substance to the Participants.

                           (c) Opinion of Special Counsel to Lessee. On or prior to the Refinancing Date, the Lessee shall have delivered to the Agent and the Lessor an opinion of Wilson Sonsini Goodrich & Rosati, outside counsel to the Lessee, which opinion shall be acceptable in form and substance to the Participants.

                           (d) Funding Request. Each of the Agent, the Lenders and the Lessor shall have received a fully executed counterpart of the applicable Funding Request, executed by the Lessee, in accordance with
         Section 4. Each of the delivery of a Funding Request and the acceptance by the Lessee of the proceeds of such Advance shall constitute a representation and warranty by the Lessee that on the applicable Funding Date (both immediately before and after giving effect to the making of such Advance and the application of the proceeds thereof), the statements made in Section 3 are true and correct.

                           (e) Fees. Each Participant shall have received the Amendment Fee due and payable pursuant to Section 4.4.

                           (f) Representation and Warranties. On the applicable Acquisition Date or Funding Date, as the case may be, the representations and warranties of each of the Lessee and the Lessor contained herein and in each of the other Operative Documents shall be true and correct in all material respects as though made on and as of such date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

                           (g) Litigation. On the applicable Acquisition Date or Funding Date, as the case may be, there shall not be any actions, suits or proceedings pending or, to the knowledge of the Lessee threatened with respect to the Lessee (i) that are reasonably likely to have a Material adverse effect on such Property (ii) that question the validity of the Operative Documents or the rights or remedies of the Lessor or the Lenders with respect to the Lessee or such Property under the Operative Documents or (iii) which is reasonably likely to materially and adversely affect the Lessee.

                           (h) Event of Default. There shall not have occurred and be continuing any Event of Default under the Master Lease, and no Event of Default under the Master Lease will have occurred after giving effect to the making of the Advance requested by such Funding Request.

                           (i) Available Commitments. After giving effect to the applicable Advance, the condition set forth in the last sentence of
         Section 1 shall not be violated.

                           (j) Commitment Percentage. Each Participant shall be satisfied that each other Participant shall make available to the Lessor on the applicable Acquisition Date or Funding Date, as the case may be, an amount equal to such other Participant's Commitment Percentage of the amount of the Advance being funded on such Acquisition Date or Funding Date, as the case may be.

                           (k) Taxes. All taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of the Operative Documents shall have been paid or provisions for such payment shall have been made by the Lessee to the satisfaction of the Lessor and the Lenders.

                           (l) Requirements of Law. In the reasonable opinion of the Lessor, the Lenders and their respective counsel, the transactions contemplated by the Operative Documents do not and will not violate in any material respect any Requirement of Law and do not and will not subject the Lessor or the Lenders to any material adverse regulatory prohibitions or constraints.

                           (m) Responsible Employee's Certificate. The Lessor and the Agent shall each have received a Responsible Employee's Certificate of the Lessee, in substantially the form of Exhibit B attached hereto, dated as of the Refinancing Date, stating that (i) to such Responsible Employee's knowledge each and every representation and warranty of the Lessee contained in each Operative Document to which it is a party is true and correct on and as of the Refinancing Date; (ii) to such Responsible Employee's knowledge, no Event of Default has occurred and is continuing and no Default which has not previously been disclosed to the Lessor and the Participants has occurred and is continuing under any Operative Document to which it is a party with respect to the Lessee; (iii) to such Responsible Employee's knowledge each Operative Document to which the Lessee is a party is in full force and effect with respect to it; and (iv) to the best of such Responsible Employee's knowledge, the Lessee has duly performed and complied with all conditions contained herein or in any other Operative Document required to be performed or complied with by it on or prior to the Refinancing Date.

                           (n) Recordation. The Lessor, the Agent and each of the Lenders shall have received evidence reasonably satisfactory to it that the Deed of Trust relating to such Property has been, or are being, recorded in a manner sufficient to properly secure each of their interests therein.

                           (o) Evidence of Property Insurance. The Lessor, the Agent and the Lenders shall have received evidence that the insurance maintained by the Lessee with respect to such Property satisfies the requirements set forth in Article XIII of the Master Lease, setting forth the respective coverage, limits of liability, carrier, policy number and period of coverage.

                           (p) Environmental Audit. The Lessor and the Agent shall have received an Environmental Audit with respect to the applicable Property, dated July 14, 1993 and the Environmental Audit shall be satisfactory in form and substance to the Lessor, in its sole discretion.

                           (q) Environmental Certificate. The Lessor and the Agent shall have received an Environmental Certificate substantially in the form of Exhibit C (an "Environmental Certificate") with respect to the applicable Property.

                           (r) Deed and Bill of Sale. On or prior to such Acquisition Date, the Lessor and the Agent shall have received a Deed with respect to such Property (and/or all Improvements located thereon) being purchased on such Acquisition Date, conveying fee simple title to such Property (and/or all Improvements located thereon) to the Lessor containing all customary seller's warranties (or such other seller's warranties as are reasonably acceptable to the Lessor and the Participants) and subject only to Permitted Exceptions; and the Lessor shall have received a general warranty bill of sale (a "Bill of Sale"), conveying title to the Lessor in any Improvements and other personal property comprising part of the applicable Property.

                           (s) Supplement to Assignment of Leases and Rents. On or prior to the Refinancing Date, the Lessor shall have delivered to the Agent a Supplement to the Assignment of Leases and Rents substantially in the form of Exhibit A thereto, together with a consent to and acknowledgement of such Supplement duly executed by the Lessee.

                           (t) Deed of Trust. On or prior to the Refinancing Date, the Lessor shall have delivered to the Participation Agent a Deed of Trust executed by the Lessor with respect to the applicable Property.

                           (u) Each of the following recorded documents shall have been terminated and, as the case may be, reconveyed: (i) the Deed of Trust and Security Agreement and Fixture Filing and Assignment of Leases and Rents (Construction Trust Deed) dated as of March 27, 1996, from Lessor, as trustor, to First American Title Insurance Company, a California corporation, as trustee, for the benefit of the Participation Agent for itself and for the Industrial Bank of Japan, Limited and the other Tranche A and Tranche B Lenders, as beneficiary, and recorded on March 29, 1996, as Document No. 96-078946 in the Official Records of Alameda County, California; (ii) the Deed of Trust and Security Agreement and Fixture Filing and Assignment of Leases and Rents dated as of March 27, 1996, from Lessor, as trustor, to First American Title Insurance Company, a California corporation, as trustee, for the benefit of the Participation Agent, for itself and for the Industrial Bank of Japan, Limited and the other Tranche A and Tranche B Lenders, as beneficiary, and recorded on March 29, 1996, as Document No. 96-078945 in the Official Records of Alameda County, California; and (iii) the Assignment of Lease and Rents dated as of March 27, 1996 between Lessor and the Participation Agent and recorded on March 29, 1996, as Document No. 96-078947 in the Official Records of Alameda County, California.

                           (v) Property Survey. On or prior to such Acquisition Date, the Lessee shall have delivered to the Agent, an American Land Title Association ("ALTA")/1992 (Urban) Survey of such Property certified to the Participants and the title company and otherwise in form reasonably acceptable to the Participants and a commitment to deliver an ALTA extended owners and lenders title insurance policy covering such Property in favor of the Lessor and the Lenders, respectively, such policy in an amount not less than the sum of the related Land Acquisition Cost and Estimated Improvement Costs and to be reasonably satisfactory to the Lenders and the Participants with revolving credit, variable rate, usury, comprehensive, fraudulent conveyances, doing business, mechanics liens, and, if otherwise obtained by Lessee, such other customary endorsements issued by the title company as a routine matter and to the extent available in such jurisdiction, if requested by the Agent and available at reasonable cost. In addition, Lessee shall deliver a letter from the City of Fremont Planning Department regarding the proper zoning of the Properties.

                           (w) Property Appraisal. On or prior to the Refinancing Date, the Lessor shall have received a Property Appraisal of the Land portion of the applicable Property, which Property Appraisal shall be in form and substance satisfactory to the Lessor;

                           (x) No Exercise of Remarketing Option. The Lessee shall not have given notice to the Lessor of the Lessee's intent to exercise the Remarketing Option under the Master Lease with respect to any Property.

                           (y) Title Representations. Title to such Property shall conform to the representations and warranties set forth in
         Section 8.2(n).

                           (z) No Default. There shall not have occurred and be continuing any Event of Default under any of the Operative Documents, and no Default or Event of Default under any of the Operative Documents will have occurred after giving effect to the acquisition of the Land requested by such Funding Request.

All documents and instruments required to be delivered on the Refinancing Date shall be delivered at the offices of Pillsbury Madison & Sutro LLP, 235 Montgomery Street, San Francisco, California, or at such other location as may be determined by the Agent, the Lessor, the Lenders and the Lessee.

                                      VII

                           Completion-Date Conditions

                  VII.1 Completion Date. The Completion Date with respect to any Property shall be deemed to have occurred for purposes of the Operative Documents on the earliest date on which each of the following events shall have occurred:

                  (a) the Construction relating to such Property shall have been substantially completed in accordance with the applicable Plans and Specifications and all Applicable Law;

                  (b) such Property shall be ready for occupancy and operation as a first class research and production facility, as evidenced by the issuance by the appropriate Governmental Authority of temporary and/or permanent certificates of occupancy for all of the Improvements (other than such Improvements that are not essential to the operation of such Property as a first class research and production facility) contemplated by the Plans and Specifications for such Property; and

                  (c) the Lessor and Agent shall have received a Completion Certificate from the Construction Agent (a "Completion Certificate").

                                      VIII

                                 Representations

                  VIII.1 Representations of the Participants. Each Participant represents and warrants to the Lessor, the other Participant and the Lessee that:

                           (a) ERISA. Such Participant is not and will not be making its Loans or funding its Equity Amounts hereunder, and is not performing its obligations under the Operative Documents, with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in
         Section 4975(e)(1) of the Code).

                           (b) Status. Such Participant is a commercial bank, savings and loan association, savings bank, pension plan, depository institution, insurance company, branch or agency of a foreign bank or other similar financial institution, or an Affiliate thereof.

                           (c) Power and Authority. Such Participant has the requisite power and authority to enter into and perform under the Operative Documents to which it is a party.

The making of any Loan or the advancing of any Equity Amount on any Acquisition Date or Funding Date, as the case may be, shall constitute an affirmation by the subject Participant of the preceding representations and warranties.

                  VIII.2 Representations of Lessee. The Lessee represents and warrants to each of the other parties hereto that:

                           (a) Organization, etc. The Lessee is a corporation validly organized and existing and in good standing under the laws of the State of Delaware and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where any Property is located. The Lessee has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Participation Agreement and each other Operative Document to which it is a party and to own and hold under lease the Properties and to conduct its business substantially as currently conducted by it.

                  (b) Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Lessee of this Participation Agreement, and each other Operative Document executed or to be executed by it are within the Lessee's corporate powers, have been duly authorized by all necessary corporate action, and do not

                  (i) contravene the Lessee's Organic Documents;

                  (ii) contravene any material contractual restriction the contravention of which is reasonably likely to have a material adverse effect on the financial condition of the Lessee (including any covenant relating to the incurrence of indebtedness, which restrictions the Lessee hereby acknowledges are material), law or governmental regulation or court decree or order binding on or affecting the Lessee; or

                  (iii) result in, or require the creation or imposition of, any Lien on any of the Lessee's properties (including the Properties) other than as are contemplated by the Operative Documents.

                  (c) Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Lessee of this Participation Agreement, or any other Operative Document to which it is a party. The Lessee is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (d) Validity, etc. This Participation Agreement constitutes and each other Operative Document executed by the Lessee will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Lessee enforceable in accordance with their respective terms, and each Operative Document executed pursuant hereto will, on the due execution and delivery thereof, be the legal, valid and binding obligation of Lessee enforceable in accordance with its terms, subject, in each case, as to enforceability, to bankruptcy, insolvency, reorganization and other similar laws affecting enforcement of creditor rights generally (insofar as any such law relates to the bankruptcy, insolvency, reorganization or similar event of the Lessee) and, as to the availability of specific performance or other injunctive relief, subject to the discretionary power of a court to deny such relief and to general equitable principles.

                           (e) No Material Adverse Change. Since the date of the financial statements described in Section k, there has been no Material adverse change in the consolidated assets, liabilities, results of operations, financial condition or prospects of the Lessee except for those matters relating to or reflected by the restructuring charge in the approximate amount of $85 million taken or to be taken by the Lessee with respect to its financial statements to be issued relating to the fiscal quarter ended March 29, 1998.

                           (f) Litigation. Except as disclosed in the financial statements described in Section k, there is no pending or, to the knowledge of the Lessee, threatened, litigation, action or governmental proceeding affecting the Lessee or any of its properties (including the Properties), businesses, assets or revenues, which (i) is reasonably likely to Materially and adversely affect the overall financial condition, operations, assets, business or properties (including the Properties) of the Lessee and which creates a material risk of causing the Lessee to be unable to perform its obligations under the Operative Documents or (ii) which purports to affect the legality, validity or enforceability of this Participation Agreement, the Notes or any other Operative Document.

                           (g) Provided Information. The information and materials described on Schedule II which were provided by the Lessee to one or more of the Participants prior to the applicable Acquisition Date or Funding Date, as the case may be, do not contain any Material inaccuracies on the date as of which such information and materials are dated or certified and are not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided, except to the extent any such inaccuracy or omission does not relate to the Properties and is not reasonably likely to have a Material adverse effect on the overall financial condition of the Lessee.

                           (h) Pension and Welfare Plans. During the twelve consecutive-month period prior to the Documentation Date, no steps have been taken to terminate any underfunded Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA with respect to a liability or obligation in excess of $10,000,000. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Lessee or any member or the Controlled Group of any Material liability, fine or penalty. Neither the Lessee nor any member of the Controlled Group has any Material contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

                  (i) Environmental Laws. Except as disclosed in Item A ("Compliance with Environmental Laws") of Schedule III:

                  (i) all facilities and property (including underlying groundwater) owned or leased by the Lessee or any of its Subsidiaries have been, and continue to be, owned or leased by the Lessee and its Subsidiaries in compliance in all material respects with all Environmental Laws; and

                  (ii) there have been no past, and there are no pending or threatened

                           (a) claims, complaints, notices or requests for
                  information received by Lessee or any of its Subsidiaries with respect to any alleged violation of any Environmental Law, which may reasonably be expected to have a Material adverse effect on the financial condition, operations, assets, business or properties of Lessee and its Subsidiaries or which may reasonably be expected to have a Material adverse effect on any Property, or

                           (b) complaints, notices or inquiries to Lessee or any
                  of its Subsidiaries regarding potential liability under any Environmental Law, which may reasonably be expected to have a Material adverse effect on the financial condition, operations, assets, business or properties of Lessee and its Subsidiaries.

                  (j) Offer of Securities, etc. None of the Lessee, nor any Person authorized to act on the Lessee's behalf has, directly or indirectly, offered the Notes or any other similar securities (the sale or offer of which would be integrated with the sale or offer of the Notes), for sale to, or solicited any offer to acquire any of the same from, any Person other than the Participants and other "accredited investors" (as defined in Regulation D of the Securities and Exchange Commission).

                           (k) Financial Statements. The consolidated balance sheet of the Lessee and its Subsidiaries at December 31, 1997, and the related consolidated statements of income and cash flows of Lessee and its Subsidiaries, copies of which have been furnished to the parties hereto, have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the corporations covered thereby as at the dates thereof and the results of their operations for the periods then ended.

                           (l) Properties. The contemplated use of the Properties by the Lessee and its agents, assignees, employees, lessees, licensees and tenants will comply in all Material respects with all Requirements of Law (including, without limitation, all zoning and land use laws and Environmental Laws) and Insurance Requirements.

                           (m) Plans and Specifications. As of the Completion of the Construction of each Property, all water, sewer, electric, gas, telephone and drainage facilities, all other utilities required to adequately service such Improvements for its intended use and means of access between such Improvements and public highways for pedestrians and motor vehicles are available pursuant to adequate permits (including any that may be required under applicable Environmental
         Laws). There is no action, suit or proceeding (including any proceeding in condemnation or eminent domain or under any Environmental Law) pending or, to the best knowledge of the Lessee, threatened with respect to the Lessee, its respective Affiliates or the applicable Property which adversely affects the title to, or materially and adversely affects the use, operation or value of, such Property. No fire or other casualty has occurred which has had a Material adverse effect on any Property. To the best of the Lessee's knowledge all utilities serving such Property, or proposed to serve such Property in accordance with the related Plans and Specifications, are or will be located in, and vehicular access to the Improvements on the applicable Property is provided by, either public rights-of-way abutting the applicable Property or Appurtenant Rights. With respect to each Property, all material licenses, approvals, authorizations, consents, permits (including, without limitation, building, demolition and environmental permits, licenses, approvals, authorizations and consents), easements and rights-of-way, including dedication, required for (x) the use, treatment, storage, transport, disposal or disposition of any Hazardous Substance on, at, under or from such

         Property during the construction of the applicable Improvements thereon, and (y) construction of such Improvements in accordance with the related Plans and Specifications and the Construction Agency Agreement have either been obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, or will be obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, prior to the time required by such Governmental Authority or private party.

                           (n) Title. Each Deed is in form and substance sufficient to convey title to the applicable Property in fee simple, contains all customary seller's warranties (or such other seller's warranties as are reasonably acceptable to the Lessor and the Participants) and is subject only to Permitted Exceptions.

                           (o) Insurance. The Lessee has obtained insurance coverage covering each Property which meets the requirements of Article XIII of the Master Lease, and such coverage is in full force and effect. The Lessee carries insurance with reputable insurers in respect of the Properties and its Material Assets, in such manner, in such amounts and against such risks as is customarily maintained by the Lessee.

                           (p) Flood Hazard Areas. Except as otherwise identified on the survey delivered pursuant to Section v, to the best knowledge of the Lessee no portion of any Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency. If the Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then flood insurance has been obtained for such Property in accordance with
         Section 13.2 of the Master Lease and in accordance with the National Flood Insurance Act of 1968, as amended.

                           (q) Lease Supplements. With respect to each Property, upon the execution and delivery of the applicable Lease Supplement, (i) the Lessee will have unconditionally accepted such Property (provided that nothing contained herein shall be deemed a waiver by the Lessee of any right of action against Persons with respect to title to and condition of the Property on the applicable Acquisition Date other than the Lessor and the Lenders) and will have good and marketable title to a valid and subsisting leasehold interest in such Property, subject only to Permitted Liens and

         (ii) no right of offset will exist with respect to any Rent or other sums payable under the Master Lease.

                           (r) Defaults. The Lessee is not in default under (and no event has occurred which with the lapse of time or notice or action by a third party could result in a default under) any mortgage, loan agreement, indenture or other instrument under which there may be issued or by which there may be secured or evidenced, any indebtedness of the Lessee, whether such indebtedness now exists or shall hereafter be created, which indebtedness individually or in the aggregate exceeds $20,000,000.

                           (s) Use of Loans and Proceeds. No part of any Advance will be used directly or indirectly for the purpose of purchasing or carrying, or for payment in full or in part of indebtedness that was incurred for the purposes of purchasing or carrying, any margin security as such term is defined in Section 207.2 of Regulation G of the F.R.S. Board (12 C.F.R., Chapter II, Part 207).

                           (t) Regulations G, U and X. The Lessee is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any of the Advances will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation G, U or X. Terms for which meanings are provided in F.R.S. Board Regulation G, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

                  VIII.3 Representations of Lessee With Respect to Each Advance. The Lessee represents and warrants to each of the other parties as of each Funding Date (including each Acquisition Date) on which an Advance is made as follows:

                           (a) Representations and Warranties. The
         representations and warranties of the Lessee set forth in the Operative Documents (including the representations and warranties set forth in Section 2) are true and correct on and as of such Funding Date except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date. No Event of Default has occurred and is continuing and no Default of which the Lessee has knowledge and that has not been previously disclosed to the Agent, the Lessor and the Participants has occurred and is continuing under the Master Lease, the Guaranty or the Construction Agency Agreement or, to the knowledge of the Lessee, any other Operative Document. No Default or Event of Default under the Master Lease, the Guaranty or the Construction Agency Agreement or, to the knowledge of the Lessee, any other Operative Document will occur as a result of, or after giving effect to, the Advance requested by the Funding Request on such date.

                           (b) Improvements. The Construction of the
         Improvements to date has, to the best knowledge of the Lessee, been performed in a good and workmanlike manner, substantially in accordance with the applicable Plans and Specifications and in compliance in all material respects with all Insurance Requirements and Requirements of Law.

                           (c) Liens. The Lessee has not permitted Liens to be placed against the Properties other than Permitted Liens.

                  VIII.4 Representations of the Lessor. Lessor represents and warrants to each of the other parties hereto as follows:

                           (a) Due Organization, etc. It is a corporation duly organized and validly existing and in good standing under the laws of the State of New York and has the corporate power and authority to enter into and perform its obligations under the Operative Documents to which it is or will be a party.

                           (b) Authorization; No Conflict. The execution, delivery and performance of each Operative Document to which it is or will be a party, has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) does or will contravene any current United States or applicable state law, governmental rule or regulation,
         (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, its articles of association or by-laws, or any indenture, mortgage, deed of trust, conditional sales contract, credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected or (iv) does or will require any Governmental Action by any Governmental Authority of the United States and regulating its banking or trust powers.

                           (c) Enforceability, etc. Each Operative Document to which the Lessor is a party constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against the Lessor in accordance with the terms thereof.

                           (d) Assignment. It has not assigned or transferred any of its right, title or interest in or under the Master Lease or the Construction Agency Agreement except in accordance with the Operative Documents.

                           (e) Defaults. No Default or Event of Default under the Operative Documents attributable to it has occurred and continuing.

                           (f) Use of Proceeds. The proceeds of the Loans and the Equity Amounts shall be applied by the Lessor solely in accordance with the provisions of the Operative Documents.

                           (g) Similar Transactions. It has in the last two years, or intends in the future, to enter into similar transactions as the transaction it is entering into pursuant to this Participation Agreement and the Operative Documents.

                                       IX

                           Payment of Certain Expenses

         The Lessee agrees, for the benefit of the Lessor and the Lenders, that:

                  IX.1 Transaction Expenses. (a) The Lessee shall pay, or cause to be paid, from time to time all Transaction Expenses in respect of the transactions on the Refinancing Date; provided, however, that, if the Lessee has not received written invoices therefor prior to such date, such Transaction Expenses shall be paid within twenty (20) Business Days after the Lessee has received written invoices therefor. Transaction Expenses through and until the Refinancing Date shall not exceed $50,000.

         (a) The Lessee shall pay or cause to be paid (i) all Transaction Expenses incurred by the Lessor, the Agent or any Lender in entering into any future amendments or supplements with respect to any of the Operative Documents, whether or not such amendments or supplements are ultimately entered into, or giving or withholding of waivers of consents hereto or thereto, in each case which have been requested by or approved by the Lessee, (ii) all Transaction Expenses reasonably incurred by the Lessor, the Lessee, the Agent or the Lenders in connection with any purchase of the Property by the Lessee or other Person pursuant to Articles XVIII and XXI of the Master Lease and (iii) all Transaction Expenses incurred by any of the other parties hereto in respect of enforcement of any of their rights or remedies against the Lessee or any other Affiliate of the Lessee in respect of the Operative Documents.

                  IX.2 Brokers' Fees and Stamp Taxes. The Lessee shall pay or cause to be paid any brokers' fees (other than brokers' fees that are payable solely as a result of any such broker's dealings with the Lessor or any Participant and not as a result of any dealings with the Lessee) and any and all stamp, transfer and other similar taxes, fees and excises, if any, including any interest and penalties, which are payable in connection with the transactions contemplated by this Participation Agreement and the other Operative Documents.

                  IX.3 Loan Agreement and Related Obligations. The Lessee shall pay, before the delinquency date thereof, all costs, expenses and other amounts (other than principal and interest on the Loans which are payable to the extent otherwise required by the Operative Documents) required to be paid by the Lessor under the Loan Agreement, the Deed of Trust and the Assignment of Leases and Rents and the Construction Agency Agreement Assignment, provided, however, that Lessee shall not be liable for any costs, expenses and other amounts required to be paid by the Lessor under such Operative Documents if the failure to pay such amounts has resulted from a default by the Lessor which is not caused by a default by the Lessee under the Operative Documents.

                                       X

                         Other Covenants and Agreements

                  X.1 Affirmative Covenants of Lessee. The Lessee hereby agrees that so long as this Participation Agreement is in effect:

                           (a) Financial Information, Reports, Notices, etc. Lessee will furnish to the Lessor and the Agent the following, each in such form and such detail as the Lessor shall reasonably request (copies of which the Lessor shall promptly deliver to each Participant):

                           (i) as soon as available and in no event later than
                  (50) days after the last day of each fiscal quarter of Lessee,
                  (a) a copy of the Financial Statements of Lessee and its Subsidiaries (prepared on a consolidated basis) for such quarter and for the fiscal year to date, certified by the president or chief financial officer of Lessee to present fairly the financial condition, results of operations and other information reflected therein and to have been prepared in accordance with GAAP (subject to normal year-end audit adjustments), and (b) a Compliance Certificate, substantially in the form of Exhibit E attached hereto, signed by the chief financial officer of Lessee which shall certify as to the Lessee's compliance as of the end of the immediately preceding fiscal quarter with the financial covenants set forth in Section 10.2(a) hereof;

                           (ii) as soon as available and in no event later than
                  one hundred (100) days after the close of each Fiscal Year of the Lessee, (A) copies of the audited Financial Statements of Lessee and its Subsidiaries (prepared on a consolidated basis) for such year, audited by independent certified public accountants of recognized national standing acceptable to the Lessor, and (B) copies of the unqualified opinions (or qualified opinions reasonably acceptable to Agent) and management letters delivered by such accountants in connection with all such Financial Statements;

                           (iii) contemporaneously with the quarterly and
                  year-end Financial Statements required by the foregoing clauses (i) and (ii), a compliance certificate (the "Compliance Certificate") of the president or chief financial officer of Lessee which (A) states that no Event of Default and no Default has occurred and is continuing, or, if any such Event of Default or Default has occurred and is continuing, a statement as to the nature thereof and what action Lessee proposes to take with respect thereto, and (B) sets forth, for the quarter or year covered by such Financial Statements or as of the last day of such quarter or year (as the case may be), the calculation of the financial ratios and tests provided in
                  Section 10.2(a);

                           (iv) as soon as possible and in no event later than
                  five (5) Business Days after any officer of Lessee knows of the occurrence or existence of (A) any Reportable Event under any Employee Benefit Plan or Multiemployer Plan; (B) any actual litigation or threatened litigation which has a reasonable likelihood of leading to actual litigation, suits, claims or disputes against Lessee or any of its Subsidiaries involving potential monetary damages payable by Lessee or its Subsidiaries of $5,000,000 or more alone and/or $10,000,000 or more in the aggregate; (C) any other event or condition which is reasonably likely to have a Material adverse effect; or (D) any Default or Event of Default; the statement of the president or chief financial officer of Lessee setting forth details of such event, condition, Default or Event of Default and the action which Lessee proposes to take with respect thereto;

                           (v) As soon as available and in no event later than
                  five (5) Business Days after they are sent, made available or filed, copies of (A) all registration statements and reports filed by Lessee or any of its Subsidiaries with any securities exchange or the Securities and Exchange Commission (including, without limitation, all 10-Q, 10-K and 8-K reports); (B) all reports, proxy statements and financial statements sent or made available by Lessee or any of its Subsidiaries to its security holders; and (C) all press releases and other similar public information concerning any material developments in the business of Lessee or any of its Subsidiaries made available by Lessee or any of its Subsidiaries to the public generally; and

                           (vi) such other instruments, agreements,
                  certificates, opinions, statements, documents and information relating to the operations or condition (financial or otherwise) of Lessee or its Subsidiaries, and compliance by Lessee with the terms of this Participation Agreement as the Lessor may from time to time reasonably request.

                  (b) Books and Records. Lessee and its Subsidiaries shall at all times keep proper books of record and account in which full, true and correct entries will be made of their transactions in accordance with GAAP, or if, with respect to any Subsidiary for which United States accounting principles are inapplicable, generally accepted accounting principles in the jurisdiction in which such Subsidiary is organized.

                  (c) Inspections. Lessee and its Subsidiaries shall permit any Person (at such Person's or Lessor's expense) designated by the Lessor, upon reasonable notice and during normal business hours, to visit and inspect any of the properties and offices of Lessee and its Subsidiaries, to examine the books and records of Lessee and its Subsidiaries and make copies thereof and to discuss the affairs, finances and accounts of Lessee and its Subsidiaries with, and to be advised as to the same by their officers, auditors and accountants, all at such times and intervals as the Lessor may reasonably request.

                  (d) Insurance. Lessee and its Subsidiaries shall:

                  (i) Carry and maintain insurance of the types and in the amounts customarily carried from time to time during the term of this Participation Agreement by others engaged in substantially the same business as such Person and operating in the same geographic area as such Person, including, but not limited to, fire, public liability, property damage and worker's compensation; and

                  (ii) Deliver to the Lessor and the Agent from time to time, as the Lessor or the Agent may request, schedules setting forth all insurance then in effect.

                  (e) Governmental Charges and Other Indebtedness. Lessee and its Subsidiaries shall promptly pay and discharge when due (i) all taxes and other Governmental charges prior to the date upon which penalties accrue thereon, (ii) all indebtedness which, if unpaid, could become a Lien upon the property of Lessee or its Subsidiaries and (iii) all other Indebtedness which, if unpaid, is reasonably likely to have a Material adverse effect, except such Indebtedness as may in good faith be contested or disputed, or for which arrangements for deferred payment have been made, provided that in each such case appropriate reserves are maintained to the reasonable satisfaction of the Lessor.

                  (f) General Business Operations. Except as permitted in Subparagraph 10.02(a), each of Lessee and its Subsidiaries shall (i) preserve and maintain its corporate existence and all of its rights, privileges and franchises reasonably necessary to the conduct of its business; provided, however, that from time to time, Lessee may, in the ordinary course of business, dissolve any Subsidiary, so long as both immediately before and after giving effect to such dissolution, no Lease Default or Lease Event of Default shall have occurred and be continuing, (ii) conduct its business activities in compliance with all Requirements of Law and Contractual Obligations applicable to such person, the violation of which is reasonably likely to have a Material adverse effect, and (iii) keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted. Lessee shall maintain its chief executive office and principal place of business in the United States.

                  (g) Pari Passu Ranking. The Lessee shall take, or cause to be taken, all actions necessary to ensure that the Obligations of the Lessee are and continue to rank at least pari passu in right of payment with all other unsecured Senior Indebtedness of the Lessee.

                  (h) The Lessee shall maintain its pledge of cash collateral pursuant to the Cash Collateral Agreement in a minimum amount equal to the Loan Balance, and such pledge in favor of the Participation Agent (for the benefit of the Lenders) shall continue to be a first priority pledge subject to no Liens other than Permitted Liens.

         X.2 Negative Covenants. Until the termination of this Participation Agreement and the satisfaction in full by the Lessee of all Obligations, Borrower will comply, and will cause compliance, with the following negative covenants, unless Required Participants shall otherwise consent in writing:

                           (a) Credit Agreement Covenants. Except as set forth below, Lessee shall comply with all covenants contained in Section 5.02 of the Credit Agreement (regardless of any termination of the Credit Agreement or the payment in full of all amounts outstanding under the Credit Agreement, and specially excluding the covenants contained in Subsection 5.02(l) of the Credit Agreement) and Lessee shall not amend, waive or permit to be waived any of the covenants contained in Section
         5.02 of the Credit Agreement without the prior written consent of the Required Participants. Notwithstanding the foregoing, the Lessee shall maintain as of the end of each fiscal quarter (a) a Quick Ratio (as such term is defined in the Credit Agreement and excluding Cash Collateral (as defined in the Cash Collateral Agreement) from the numerator of such ratio) of at least 1.1:1.0; and (b) a Tangible Net Worth (as such term is defined in the Credit Agreement) no less than an amount equal to (i) the higher of (1) 82% of the Lessee's Tangible Net Worth as of March 29, 1998, or (2) $465,000,000; plus (ii) seventy-five percent (75%) of the sum of the Lessee's consolidated quarterly net income (ignoring any quarterly losses) for each quarter ending after the base date through and including the quarter ending immediately prior to the determination date; plus (iii) one hundred percent (100%) of the Net Proceeds (as such term is defined in the Credit Agreement) of all Equity Securities (as such term is defined in the Credit Agreement) issued by the Lessee and its Subsidiaries during the period commencing on the base date and ending on the determination date; and
         (iv) one hundred percent (100%) of the aggregate decrease in the total liabilities of the Lessee and its Subsidiaries resulting from conversions of convertible Subordinated Indebtedness or other liabilities of the Lessee and its Subsidiaries into Equity Securities (as such term is defined in the Credit Agreement) of the Lessee and its Subsidiaries during the period commencing on the base date and ending on the determination date. The parties hereto acknowledge and agree that reference to the Credit Agreement in this
         Section 10.2(a) shall mean the Credit Agreement, as amended, supplemented or modified from time to time.

                  X.3 Covenants of the Lessor. The Lessor hereby agrees that so long as this Participation Agreement is in effect:

                  (a) it will not create, incur, assume or suffer to exist any Lien (including any Lessor Lien) upon the Master Lease or any of the Properties (other than as contemplated by any of the Operative Documents);

                  (b) it will use its best efforts to remove any Lien (including any Lessor Lien) created, incurred, assumed or suffered to exist by it upon the Master Lease or any of the Properties (other than the Lender Deeds of Trust and such other Liens as are contemplated by any of the Operative Documents); provided, however, that any action taken pursuant to this clause (b) shall not limit the Lessee's rights or remedies under any of the Operative Documents; and

                  (c) it will grant any license or easement to the Lessee reasonably necessary for the use and enjoyment of the Property.

                  X.4 Covenant of the Lenders. Each Lender hereby agrees that, upon repayment in full in cash of all Loans relating to any Property, such Lender shall execute and deliver to the Lessee a release of any Lender Deed of Trust in favor of such Lender relating to such Property, releases of the Construction Agency Agreement Assignment and Assignment of Leases and Rents (in each case to the extent relating to such Property), and termination statements for any financing statements relating to such Property which are then of record naming such Lender as secured party. Each Lender agrees to grant any license or easement to the Lessee reasonably necessary for the use and enjoyment of the Property.

                                       XI

                                Lessee Directions

                  XI.1 Lessee directions. Each of the Lessor, the Participation Agent, the Agent, the Lenders and the Lessee hereby agree that, so long as no Lease Default or Lease Event of Default exists:

                  (a) the Lessee shall have the exclusive right to exercise any other right of the Lessor under Section 2 of this Participation Agreement upon not less than three (3) Business Days' prior written notice from the

         Lessee to the Lessor, unless the Lessor objects to such exercise within two (2) Business Days of receipt of such notice; and

                  (b) the Lessee shall have the exclusive right to replace a Non-Consenting Lender pursuant to Section 2.

                  (c) without limiting the foregoing clauses (a) and (b) and in addition thereto, the Lessee shall have the exclusive right to exercise any other right of the Lessor under the Loan Agreement upon not less than two (2) Business Days' prior written notice from the Lessee to the Lessor, unless the Lessor objects to such exercise within two (2) Business Days of receipt of such notice.

                  XI.2 Replacement of Participants. In the event that the Lessee requests, in accordance with Section 19.1 of the Master Lease, that the Base Lease Term be extended and one or more Participants fail to consent to such request, then, pursuant to the written request of the Lessee, the Lessor shall be permitted to replace any non-consenting Participant (each, a "Non-Consenting Participant") with a replacement bank or other financial institution (a "Replacement Participant") satisfactory to the Lessee, with such replacement to be effective as of the Expiration Date and Maturity Date in effect prior to the requested extension; provided that (i) such replacement does not conflict with any Requirement of Law, (ii) the Replacement Participant shall purchase from the Non-Consenting Participant (A) at par, all Loans, in the case of a Lender, and all Equity Amounts, in the case of the Lessor, (B) all accrued interest, in the case of a Lender, and all accrued Equity Yield, in the case of the Lessor, and
(C) all other amounts owing to such NonConsenting Participant on or prior to the date of replacement, in each case, (iii) the Lessee shall be liable to such NonConsenting Participant under Article XIII if any Loan or Equity Amount, as the case may be, owing to such Non-Consenting Participant shall be prepaid (or purchased) other than on the last day of the Interest Period or Interest Periods relating thereto, (iv) such replacement shall be made in accordance with the provisions of Article XII (provided that the Lessee or the relevant Replacement Participant shall be obligated to pay the Transaction Expenses arising in connection therewith) and (v) the Replacement Participant shall have agreed to be subject to all of the terms and conditions of the applicable Operative Documents (including the extension of the Maturity Date contemplated by the relevant request for extension). The Participants hereby agree to cooperate with the Lessee or the Lessor, as the case may be, in its efforts to arrange one or more Replacement Participants as contemplated by this Section b.

                                       XII

                      Transfers of Participants' Interests

                  XII.1 Assignments. All or any part of the interest of any Participant in, to or under this Participation Agreement, the other Operative Documents, the Properties or the Notes may be assigned or transferred by such Participant at any time to any Affiliate of such Participant or, with the consent of the Lessee (such consent not to be unreasonably withheld), to any other Person; provided, however, that (a) each assignment or transfer shall comply with all applicable securities laws; (b) each such assigning Participant, which is a Lender as of the Documentation Date, shall retain at least $5,000,000 from the time of such assignment (notwithstanding amortization) of its Loan Balance; (c) the Agent shall receive a fee of $2,500 payable by the assignee; and (d) any assignee or transferee (i) acknowledges that the obligations to be performed from and after the date of such transfer or assignment under this Participation Agreement and all other Operative Documents are its obligations, including the obligations imposed by this Section 1 (and the transferor and transferee Participant shall deliver to the Lessee, the Lessor and the Agent an Assignment Agreement, in substantially the form of Exhibit D, executed by the assignee or transferee) and (ii) further represents and warrants to the Agent, the Lessor, each Participant and the Lessee that:

                  (A) it is a commercial bank, savings and loan association, savings bank, pension plan, depository institution, insurance company, branch or agency of a foreign bank or other similar financial institution, in each case, having a minimum capital and surplus of: (A) $500,000,000, in the case of an assignment of an interest of a Tranche A Lender; or (B) $50,000,000, in the case of an assignment of an interest of a Tranche B Lender or the Lessor;

                  (B) it has the requisite power and authority to accept such assignment or transfer;

                  (C) it will not transfer any Note unless the proposed transferee makes the foregoing representations and covenants;

                  (D) it will not take any action with respect to such Note that would violate any applicable securities laws;

                  (E) it will not assign or transfer any interest in its Note except in compliance with this Section 1; and

                  (F) in the case of the Lessor, any assignment or transfer of its interest hereunder shall not affect the obligations contained in the Lessor Guarantee.

                  XII.2 Participations. Any Participant may at any time sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Sub-Participant") participating interests in all or a portion of its rights and obligations under this Participation Agreement, the other Operative Documents, the Properties or its Notes (including, without limitation, all or portion of the Rent owing to it); provided, however, that

                  (a) no participation contemplated in this Section 2 shall relieve such Participant from its obligations hereunder or under any other Operative Document;

                  (b) such Participant shall remain solely responsible for the performance of its Commitment and such other obligations;

                  (c) the Lessee shall continue to deal solely and directly with such Participant in connection with such Participant's rights and obligations under this Participation Agreement and each of the other Operative documents;

                  (d) no Sub-Participant, unless such Sub-Participant is an Affiliate of such Participant, or is itself a Participant, shall be entitled to require such Participant to take or refrain from taking any action hereunder or under any other Operative Document.

Each Participant agrees that it will notify the Lessee promptly of the identity of each Sub-Participant to which it sells a participating interest hereunder and the amount of such participating interest. The Lessee acknowledges and agrees that each Sub-Participant, for purposes of Article XIII, shall be considered a Participant.

                  XII.3 Withholding Taxes; Disclosure of Information; Pledge Under Regulation A. (a) If any Participant (or the assignee of or Sub-Participant in any Note of a Participant, each a "Transferee") is organized under the laws of any jurisdiction other than the United States or any State thereof, then such Participant or the Transferee of such Participant, as applicable, shall (as a condition precedent to acquiring or participating in such Loan and as a continuing obligation to the Lessor and the Lessee) (i) furnish to the Lessor and the Lessee in duplicate, for each taxable year of such Participant or Transferee during the Term of the Master Lease with respect to the Properties, a properly completed and executed copy of either

Internal Revenue Service Form 4224 or Internal Revenue Service Form 1001 and Internal Revenue Service Form W-8 or Internal Revenue Service Form W-9 and any additional form (or such other form) as is necessary to claim complete exemption from United States withholding taxes (wherein such Transferee claims entitlement to complete exemption from United States withholding taxes on all payments hereunder), and (ii) provide to the Lessor and the Lessee a new Internal Revenue Service Form 4224 or Internal Revenue Service Form 1001 and Internal Revenue Service Form W-8 or Internal Revenue Service Form W-9 and any such additional form (or any successor form or forms) upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable United States laws and regulations and amendments duly executed and completed by such Participant or Transferee, and to comply from time to time with all applicable United States laws and regulations with regard to such withholding tax exemption. By its acceptance of a participation or assignment of a Lender's Note, each Transferee shall be deemed bound by the provisions set forth in this Article XII.

         (a) Subject to the terms of any confidentiality agreements executed by any of the parties hereto, any Participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Article XII, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Lessee.

         (b) Anything in this Article XII to the contrary notwithstanding, any Participant may without the consent of the Lessee assign and pledge all or any portion of the Notes held by it to any Federal Reserve Bank, the United States Treasury or to any other financial institution as collateral security pursuant to Regulation A of the F.R.S. Board and any operating circular issued by the Federal Reserve System and/or the Federal Reserve Bank or otherwise.

                                      XIII

                                Indemnification

                  XIII.1 General Indemnification. The Lessee agrees, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and to indemnify, protect, defend, save and keep harmless each Indemnitee, on an After Tax Basis, from and against, any and all Claims that may be imposed on, incurred by or asserted against such Indemnitee (whether because of action or omission by such Indemnitee or otherwise), whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person and whether or not such Claim arises or accrues prior to the applicable Acquisition Date or after the Expiration Date, in any way relating to or arising out of:

                  (a) any of the Operative Documents or any of the transactions contemplated thereby, and any amendment, modification or waiver in respect thereof;

                  (b) the Properties or any part thereof or interest therein;

                  (c) the purchase, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, ownership, management, possession, operation, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition or substitution, storage, transfer of title, redelivery, use, financing, refinancing, disposition, operation, condition, sale (including, without limitation, any sale pursuant to Section 16.2(c), 16.2(e) or 18.3 of the Master Lease or any sale pursuant to Article XV, XVIII or XX of the Master Lease), return or other disposition of all or any part or any interest in the Properties or the imposition of any Lien (or incurring of any liability to refund or pay over any amount as a result of any Lien) thereon, including, without limitation: (1) Claims or penalties arising from any violation of law or in tort (strict liability or otherwise), (2) latent or other defects, whether or not discoverable, (3) any Claim based upon a violation or alleged violation of the terms of any restriction, easement, condition or covenant or other matter affecting title to the Properties, (4) the making of any Modifications in violation of any standards imposed by any insurance policies required to be maintained by Lessee pursuant to the Master Lease which are in effect at any time with respect to the Properties or any part thereof, (5) any Claim for patent, trademark or copyright infringement, and (6) Claims arising from any public improvements with respect to the Properties resulting in any change or special assessments being levied against the Property or any plans to widen, modify or realign any street or highway adjacent to any of the Properties, or any Claim for utility "tap-in" fees;

                  (d) the breach by the Lessee of any covenant, representation or warranty made by it or deemed made by it in any Operative Document or any certificate required to be delivered by any Operative Document;

                  (e) the retaining or employment of any broker, finder or financial advisor by the Lessee to act on its behalf in connection with this Participation Agreement;

                  (f) the existence of any Lien on or with respect to the Properties, the Improvements, any Basic Rent or Supplemental Rent, title thereto, or any interest therein including any Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of the Property or by reason of labor or materials furnished or claimed to have been furnished to the Lessee, or any of its contractors or agents or by reason of the financing of any personalty or equipment purchased or leased by the Lessee or Modifications constructed by the Lessee, except Lessor Liens and Liens in favor of the Lender or the Lessor; or

                  (g) subject to the accuracy of any Participant's representation set forth in Section a, as to such Participant, the transactions contemplated by the Master Lease or by any other Operative Document, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA and any prohibited transaction described in Section 4975(c) of the Code;

provided, however, the Lessee shall not be required to indemnify any Indemnitee under this Section 1 for any of the following: (1) any Claim to the extent resulting from the willful misconduct or gross negligence of such Indemnitee (it being understood that the Lessee shall be required to indemnify an Indemnitee even if the ordinary (but not gross) negligence of such Indemnitee caused or contributed to such Claim) or the breach of any representation, warranty or covenant of such Indemnitee set forth in any Operative Document, (2) any Claim resulting from Lessor Liens, Lender Deeds of Trust or other Liens contemplated by any of the Operative Documents to the extent such Indemnitee is in breach of any obligation under the Operative Documents to discharge such Liens, (3) any Claim to the extent attributable to acts or events occurring after the termination of the Master Lease, the expiration of the Term, the return of the Property by the Lessee to the Lessor, or the remarketing of the Property so long as the Lessor and the Lenders are not exercising remedies against the Lessee in respect of the Operative Documents, (4) any Claim arising from a breach or alleged breach by the Lenders or the Lessor of any agreement entered into in connection with the assignment or participation of any Loan or Equity Amount, and (5) subject to Section 5, any Claim arising from taxes based on, or measured by the net income of a Tax Indemnitee imposed by the United States (or any state or other jurisdiction, political subdivision or taxing authority thereof or therein). It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of and shall be separate and independent from any remedy under the Master Lease or any other Operative Document. Without limiting the express rights of any Indemnitee under this
Section 1, this Section 1
shall be construed as an indemnity only and not a guaranty of residual value of the Properties or as a guaranty of the Notes.

                  XIII.2 End of Term Indemnity. (a) If the Lessee elects the Remarketing Option and there would, after giving effect to the proposed remarketing transactions, be a Shortfall Amount, then prior to the Maturity Date and as a condition to the Lessee's right to complete the remarketing of the Properties pursuant to Section 20.1 of the Master Lease, the Lessee shall cause to be delivered to the Lessor at least 120 days prior to the Expiration Date, at the Lessee's sole cost and expense, a report from the Appraiser in form and substance satisfactory to the Participants (the "End of the Term Report") which shall state the appraiser's conclusions as to the reason for any decline in the Fair Market Sales Value of any Property from that anticipated for such date in the Property Appraisal delivered on or prior to the applicable Completion Date.

         (a) If the Lessee elects the Remarketing Option, then on or prior to the Expiration Date the Lessee shall pay to the Lessor an amount (not to exceed the Shortfall Amount) equal to the portion of the Shortfall Amount that the End of the Term Report demonstrates was the result of a decline in the Fair Market Sales Value of the applicable Property due to

                  (i) extraordinary use, failure to maintain, to repair, to restore, to rebuild or to replace, failure to comply with all applicable laws, failure to use, workmanship, method of installation or removal or maintenance, repair, rebuilding or replacement, (excepting in each case ordinary wear and tear), or

                  (ii) any change to the Plans and Specifications after the date of the applicable Property Appraisal, or any Modification made to, or any rebuilding of, the applicable Properties or any part thereof by the Lessee, or

                  (iii) the existence of any Hazardous Activity, Hazardous Substance or Environmental Violations, the indemnity for which shall not exceed the cost of the remediation thereof, or

                  (iv) any restoration or rebuilding carried out by the Lessee, or

                  (v) any condemnation of any portion of any of the applicable Properties pursuant to Article XIV of the Master Lease, or

                  (vi) any use of any of the applicable Property or any part thereof by the Lessee other than as a first-class research and production facility, or

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
                  (vii) any grant, release, dedication, transfer, annexation or amendment made pursuant to Section 11.2 of the Master Lease, or

                  (viii) the failure of the Lessor to have good and marketable title to the applicable Property free and clear of all Liens (excluding Permitted Liens), or

                  (ix) the existence of any sublease relating to any of the applicable Properties that shall survive the Expiration Date, or

                  (x) the existence of any Liens on the Applicable Property other than Permitted Liens of the types described in clauses (i),
         (viii) and (x) of the definition of "Permitted Liens".

                  XIII.3 Environmental Indemnity. Without limitation of the other provisions of this Article XIII, the Lessee hereby agrees to indemnify, hold harmless and defend each Indemnitee from and against any and all claims (including without limitation third party claims for personal injury or real or personal property damage), losses (including but not limited to, to the extent the Lease Balance has not been fully paid, any loss of value of the Property related thereto), damages, liabilities, fines, penalties, charges, administrative and judicial proceedings (including informal proceedings) and orders, judgments, remedial action, requirements, enforcement actions of any kind, and all reasonable and documented costs and expenses incurred in connection therewith (including but not limited to reasonable and documented attorneys' and/or paralegals' fees and expenses), including, but not limited to, all costs incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial, removal or restoration work by any federal, state or local government agency, arising in whole or in part, out of

                  (a) the presence on or under any of the Properties of any Hazardous Substances, or any releases or discharges of any Hazardous Substances on, under, from or onto any of the Properties,

                  (b) any activity, including, without limitation, construction, carried on or undertaken on or off any of the Properties, and whether by the Lessee or any predecessor in title or any employees, agents, contractors or subcontractors of the Lessee or any predecessor in title, or any other Persons (including such Indemnitee), in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Substances that at any time are located or present on or under or that at any time migrate, flow, percolate, diffuse or in any way move onto or under any of the Properties,

                  (c) loss of or damage to any property or the environment (including, without limitation, clean-up costs, response costs, remediation and removal costs, cost of corrective action, costs of financial assurance, fines and penalties and natural resource damages), or death or injury to any Person, and all expenses associated with the protection of wildlife, aquatic species, vegetation, flora and fauna, and any mitigative action required by or under Environmental Laws,

                  (d) any claim concerning lack of compliance with Environmental Laws, or any act or omission causing an environmental condition that requires remediation or would allow any Governmental Authority to record a Lien on the land records, or

                  (e) any residual contamination on or under any of the Land, or affecting any natural resources, and to any contamination of any property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Substances, and irrespective of whether any of such activities were or will be undertaken in accordance with applicable laws, regulations, codes and ordinances;

provided, however, the Lessee shall not be required to indemnify any Indemnitee under this Section 3 for (1) any Claim to the extent resulting from the willful misconduct or gross negligence of such Indemnitee (2) any Claim to the extent attributable to acts or events occurring prior to the Documentation Date or (3) any Claim to the extent attributable to acts or events occurring after the termination of the Master Lease, the expiration of the Term, the return of the Property by the Lessee to the Lessor, or the remarketing of the Property so long as the Lessor and the Lenders are not exercising remedies against the Lessee in respect of the Operative Documents. It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of and shall be separate and independent from any remedy under the Master Lease or any other Operative Document.

                  XIII.4 Proceedings in Respect of Claims. With respect to any amount that the Lessee is requested by an Indemnitee to pay by reason of Section 1 or 3, such Indemnitee shall, if so requested by the Lessee and prior to any payment, submit such additional information to the Lessee as the Lessee may reasonably request and which is in the possession of such Indemnitee to substantiate properly the requested payment.

         In case any action, suit or proceeding shall be brought against any Indemnitee or any Indemnitee receives written notice of any threatened action, suit or proceeding, such Indemnitee shall with reasonable promptness notify the Lessee of the commencement thereof, and the Lessee shall be entitled, at its expense, to participate in, and, to the extent that the Lessee desires to, assume and control the defense thereof; provided, however, that the Lessee shall have acknowledged in writing its obligation to fully indemnify such Indemnitee in respect of such action, suit or proceeding, and, the Lessee shall keep such Indemnitee fully apprised of the status of such action, suit or proceeding and shall provide such Indemnitee with all informa-tion with respect to such action, suit or proceeding as such Indemnitee shall reasonably request, and provided, further, that the Lessee shall not be entitled to assume and control the defense of any such action, suit or proceeding if and to the extent that, (A) in the reasonable opinion of such Indemnitee, (x) such action, suit or proceeding involves any risk of imposition of criminal liability or will involve any material risk of the sale, forfeiture or loss of the Property or any part thereof or (y) the control of such action, suit or proceeding would involve an actual or potential conflict of interest, (B) such proceeding involves Claims not fully indemnified by the Lessee which the Lessee and the Indemnitee have been unable to sever from the indemnified claim(s), or
(C) a Lease Event of Default has occurred and is continuing. The Indemnitee will join in the Lessee's efforts to sever such action. The Indemnitee may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by the Lessee in accordance with the foregoing. The Lessee shall not enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under Section 1 or 3 without the prior written consent of the Indemnitee, which consent shall not be unreasonably withheld in the case of a money settlement not involving an admission of liability of such Indemnitee; provided, however, that in the event that such Indemnitee withholds consent to any settlement or other compromise, the Lessee shall not be required to indemnify such Indemnitee under Section 1 or 3 to the extent that the applicable Claim results in a judgment in excess of such offered money settlement.

         Each Indemnitee shall, at the expense of the Lessee, with reasonable promptness supply the Lessee with such information and documents reasonably requested by the Lessee as are necessary or advisable for the Lessee to participate in and, to the extent permitted hereunder, control, any action, suit or proceeding to the extent permitted by Section 1 or 3. Unless a Lease Event of Default (other than a Lease Event of Default arising under Section 16.1(e) of the Master Lease) shall have occurred and be continuing, no Indemnitee shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under Section 1 or 3 without the prior written consent of the Lessee, which consent shall not be unreasonably withheld, unless such Indemnitee waives its right to be indemnified under Section 1 or 3 with respect to such Claim.

         Upon payment in full of any Claim by the Lessee pursuant to Section 1 or 3 to or on behalf of an Indemnitee, the Lessee, without any further action, shall be subrogated to any and all claims that such Indemnitee may have relating thereto (other than claims in respect of insurance policies maintained by such Indemnitee at its own expense), and such Indemnitee shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be necessary to preserve any such claims and otherwise cooperate with the Lessee and give such further assurances as are necessary or advisable to enable the Lessee vigorously to pursue such claims.

         Any amount payable to an Indemnitee pursuant to Section 1 or 3 shall be paid to such Indemnitee promptly upon receipt of a written demand therefor from such Indemnitee, accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable.

                  XIII.5 General Tax Indemnity.

         (a) If any Impositions (including, solely for purposes of this Section 5, (i) taxes based on, or measured by the net income of a Tax Indemnitee imposed by the United States (or any state or other jurisdiction, political subdivision or taxing authority thereof or therein) to the extent they would not have been imposed if on each Acquisition Date or Funding Date, as the case may be, the Tax Indemnitee had advanced funds directly to the Lessee in the form of a loan secured by the applicable Property in an amount equal to the amount advanced for the Property Costs on such Acquisition Date or Funding Date, as the case may be, with the debt service for such loan equal to the Basic Rent payable on each Scheduled Payment Date and a principal balance at the making of such loan in an amount equal to the then outstanding amount of the Loans and Certificate Amounts at the end of the term of the Master Lease, and (ii) taxes imposed with respect to the payment, receipt or accrual of any indemnity payment hereunder, (net of any tax benefit) are now or hereafter imposed or levied by the United States (or by any state or other jurisdiction, political subdivision or taxing authority thereof or therein) on any payments made by the Lessee hereunder or payable in respect of a Loan or a Equity Amount or otherwise under the Master Lease or the other Operative Documents to which it is a party or payments relating to the ownership, lease, sale or use of the Property, then the Lessee shall pay such additional amounts (at the time of such payment) as may be necessary so that every payment of all amounts due hereunder or under such other Operative Document, after withholding or deduction for or on account of any such Impositions, will not be less than the amount provided for herein or therein. The Tax Indemnitee shall promptly notify the Lessee in writing of the occurrence of any event of which the Tax Indemnitee has knowledge that will give rise to the obligation of the Lessee to pay such additional amounts pursuant to this Section 5. As soon as practicable after the date the payment of any Impositions is due pursuant to Applicable Law, the Lessee shall furnish to the Tax Indemnitee certified copies of any tax receipts obtained by the Lessee, evidencing payment by the Lessee and compliance with this Section 5.

         (b) Should any Tax Indemnitee ever receive any refund, credit or deduction from any taxing authority (whether before or after payment in full of all amounts owed hereunder and under the Master Lease) to which such Tax Indemnitee would not be entitled but for the payment by the Company of additional amounts as required by this Section 5, such Tax Indemnitee (as applicable) thereupon shall repay to the Lessee an amount with respect to such refund, credit or reduction equal to any net reduction in Impositions actually obtained by such Tax Indemnitee and reasonably determined by such Tax Indemnitee to be directly related to such refund, credit or reduction (but not to exceed such additional amounts to which such refund, credit or reduction relates). No such payment shall be required, however, to the extent the Lessee is delinquent in any payments to such Tax Indemnitee under this Participation Agreement, the Master Lease or any other Operative Document, but shall promptly be paid to the Lessee after such delinquency no longer exists. Notwithstanding the provisions of this Section b to the contrary, the decision as to whether or not to claim any such refund, credit or reduction (and if claimed, the determination of the amount of the net reduction in Impositions attributable to the additional amounts paid by the Lessee under this Section 5) shall be made by each Tax Indemnitee (as applicable) in its sole discretion; provided, however, that each Tax Indemnitee shall, if requested by the Lessee, use reasonable efforts to claim any such material refund, material credit or material reduction.

         (c) The Lessee shall have the right to replace any Lender or the Lessor that claims or requests payments pursuant to this Section 5. Any such replacement shall be on terms and conditions substantially consistent with the assignment provisions set forth in Section 1 of this Participation Agreement. The agreements and obligations contained in this Section 5 shall survive the payment in full of the Lessee's obligations hereunder and under the other Operative Documents.

         (d) Tax Ownership. Each Participant represents and warrants that it will not, prior to the termination of the Master Lease with respect to each Property, claim ownership of (or any tax benefits, including depreciation, with respect to) the Property for any income tax purposes, it being understood that the Lessee is and will remain the owner of the Property for such income tax purposes until the termination of the Master Lease with respect to each Property. If, notwithstanding the income tax intentions of the parties as set forth in this Section d and in
Section 1 hereof, any Participant actually receives any income tax deductions, reductions in income tax or other income tax benefit as a result of any claim for, or recharacterization requiring such party to take, any tax benefits attributable to ownership of the Property for income tax purposes, such Participant shall pay to the Lessee, together with an amount equal to any reduced Taxes payable by such Tax Indemnitee as a result of such payment, the amount of such income tax savings actually realized by such Participant (less the amount of any anticipated increase in income tax which the Participant determines is currently payable as a result of such claim or recharacterization), provided that the Lessee shall agree to reimburse such Participant for any subsequent increase in such Participant's income taxes resulting from such claim or recharacterization not taken into account in the payment made to the Lessee, up to the amount paid to the Lessee by such Participant. The parties agree that this Section d is intended to require a payment to the Lessee if and only if a Participant shall have actually received an unanticipated tax savings with respect to a Property that would not have been received if the Lessor had advanced funds to the Lessee in the form of a loan secured by any of the Properties in an amount equal to the applicable Property Costs. Nothing in this Section d shall be construed to require a Participant to take any affirmative action to realize any tax savings if in its good faith judgment such action may have a material adverse affect on such Participant.

                  XIII.6 Indemnity Payments in Addition to Master Lease Obligations. The Lessee acknowledges and agrees that the Lessee's obligations to make indemnity payments under this Section 13 are separate from, in addition to, and do not reduce, the Lessee's obligation to pay under the Master Lease that portion of the Lease Balance constituting the Loan Balance.

                  XIII.7 LIBO Rate Lending Unlawful. If the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for a Participant to make, continue or maintain any Loan or Equity Amount, as the case may be, the obligation of such Participant to make, continue or maintain any such Loan or Equity Amount, as the case may be, shall, upon such determination, forthwith be suspended until such Participant shall notify the Lessee and the Lessor that the circumstances causing such suspension no longer exist and, to the extent required by any such introduction of or change in or in the interpretation of any law, all Loans or Equity Amounts, as the case may be, of such Participant shall automatically bear interest or accrue Equity Yield at the Alternate Base Rate either (a) on the last day of the then current Interest Period applicable to such Loan or Equity Amount, as the case may be, if such Participant may lawfully continue to maintain and fund such loan or Equity Amount or (b) immediately if such Participant shall determine that it may not lawfully continue to maintain and fund such Loan or Equity Amount, as the case may be, to such day thereto or sooner, if required by such law or assertion.

                  XIII.8 Deposits unavailable. If any of the Participants shall have determined that

                  (i) Dollar deposits in the relevant amount and for the relevant Interest Period are not available after reasonable inquiry to the Participant in its relevant market; or

                  (ii) by reason of circumstances affecting the Participant's relevant market, adequate means do not exist for ascertaining the interest rate or Equity Yield, as the case may be, applicable to such Participant's Loans or Equity Amounts, then, upon notice from such Participant to the Lessee and the other Participants, (i) the obligations of the Participants to make Loans or Equity Amounts, as the case may be, shall be suspended and (ii) each outstanding Loan or Equity Amount, as the case may be, shall begin to bear interest or accrue Equity Yield at the Alternate Base Rate on the last day of the then current Interest Period applicable thereto.

                  XIII.9 Increased costs, etc. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority increases or would increase the cost to any Participant of, or reduces or would reduce the amount of any sum receivable by such Participant in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans or Equity Amounts, as the case may be, the Lessee agrees to reimburse such Participant for each such increased cost or reduced amount when applicable to such Participant. Such Participant shall promptly notify the Lessor, and the Lessee in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Participant for such increased cost or reduced amount. Such additional amounts shall be payable by the Lessee directly to such Participant within five days of its receipt of such notice, and such notice shall be presumed correct and binding on the Lessee absent demonstrable error. The Lessee's liability under this Section 13.9 shall be subject to the delivery of such notice by Participant described above within six (6) months after such Participant has first conclusively determined that such reimbursement or compensation is due such Participant.

                  XIII.10 Funding losses. In the event any Participant shall incur any loss or out-of-pocket expense (including any loss or out-of-pocket expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Participant) to make, continue or maintain any portion of the principal amount of any Loan or Equity Amount, as the case may be, as a result of:

                  (a) any conversion or repayment or prepayment of the principal amount of any Loans or Equity Amounts on a date other than the scheduled last day of the Interest Period applicable thereto; or

                  (b) any Loans or Equity Amounts, as the case may be, not being made in accordance with the Funding Request therefor (unless such failure to make such Loans or Equity Amounts constitutes a breach by the applicable Participant of its obligations under Article III), then, upon the written notice of such Participant to the Lessee (with a copy to the Lessor), the Lessee shall, within five days of its receipt thereof, pay directly to such Participant such amount (determined on the basis of such Participant's standard practices) as will reimburse such Participant for such loss or out-of-pocket expense. Such written notice (which shall include calculations in sufficiently reasonable detail to indicate the incurrence and amount of such loss and out-of-pocket expense) shall be presumed correct and binding on the Lessee absent demonstrable error. The Lessee's liability under this Section 13.10 shall be subject to the delivery of such notice by Participant described above within six (6) months after such Participant has first conclusively determined that such reimbursement or compensation is due such Participant.

                  XIII.11 Increased Capital Costs. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other govern mental authority affects or would affect the amount of capital required or expected to be maintained by any Participant or any Person controlling such Participant, and such Participant reasonably determines that the rate of return on its or such controlling Person's capital as a consequence of its Commitment or the Loans or Equity Amounts, as the case may be, made by such Participant is reduced to a level below that which such Participant or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Participant to the Lessee, the Lessee shall immediately pay directly to such Participant additional amounts sufficient to compensate such Participant or such controlling Person for such reduction in rate of return. A statement of such Participant as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall be presumed correct and binding on the

Lessee absent demonstrable error. In determining such amount, such Participant shall use its standard practice in determining such amount, and, in the absence of such standard practice, may use any reasonable method of averaging and attribution that it shall deem applicable. The Lessee's liability under this
Section 13.11 shall be subject to the delivery of such notice by Participant described above within six (6) months after such Participant has first conclusively determined that such reimbursement or compensation is due such Participant.

                                      XIV

                             The Participation Agent

         The Participation Agent, the Lessor and the Participants hereby agree as follows:

                  XIV.1 Appointment. The Lessor and each Participant hereby irrevocably designates and appoints the Participation Agent as the agent of such party under this Participation Agreement and the other Operative Documents, and the Lessor and each Participant irrevocably authorizes the Participation Agent, in such capacity, to take such action on its behalf under the provisions of this Participation Agreement and the other Operative Documents and to exercise such powers and perform such duties as are expressly delegated to the Participation Agent by the terms of this Participation Agreement and the other Operative Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Participation Agreement, the Participation Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with the Lessor or any Participant or any other party to the Operative Documents, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Participation Agreement or any other Operative Document or otherwise exist against the Participation Agent.

                  XIV.2 Delegation of Duties. The Participation Agent may execute any of its duties under this Participation Agreement and the other Operative Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Participation Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                  XIV.3 Exculpatory Provisions. Neither the Participation Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Participation Agreement or any other Operative Document (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Participants or any other party to the Operative Documents for any recitals, statements, representations or warranties made by the Lessor or the Lessee or any officer thereof contained in this Participation Agreement or any other Operative Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Participation Agent under or in connection with, this Participation Agreement or any other Operative Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Participation Agreement or any other Operative Document or for any failure of the Lessor or the Lessee to perform its obligations hereunder or thereunder. The Participation Agent shall not be under any obligation to any Participant or any other party to the Operative Documents to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Participation Agreement or any other Operative Document, or to inspect the properties, books or records of the Lessor or the Lessee.

                  XIV.4 Reliance by Participation Agent. The Participation Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Lessor or the Lessee), independent accountants and other experts selected by the Participation Agent. The Participation Agent shall be fully justified in failing or refusing to take any action under this Participation Agreement or any other Operative Document unless it shall first receive such advice or concurrence of the Lessor and the Required Participants as it deems appropriate and it shall first be indemnified to its satisfaction by the Participants against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Participation Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Participation Agreement and the other Operative Documents in accordance with a request of the Lessor and the Required Participants, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Participants.

                  XIV.5 Notice of Default. The Participation Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Participation Agent has received notice from a Participant, the Lessor or the Lessee describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Participation Agent receives such a notice, the Participation

Agent shall give notice thereof to the other parties hereto. The Participation Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Lessor and the Required Participants; provided that unless and until the Participation Agent shall have received such directions, the Participation Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lessor and the Participants.

                  XIV.6 Non-Reliance on Participation Agent and Other Participants. The Lessor and each Participant expressly acknowledges that neither the Participation Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Participation Agent hereinafter taken, including any review of the affairs of the Lessor or the Lessee, shall be deemed to constitute any representation or warranty by the Participation Agent to any Participant. Each Participant represents to the Participation Agent that it has, independently and without reliance upon the Participation Agent or any other Participant, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Lessor, the Lessee and the Property and made its own decision to enter into this Participation Agreement. Each Participant also represents that it will, independently and without reliance upon the Participation Agent, the Lessor or any other Participant, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Participation Agreement and the other Operative Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Lessor and the Lessee. Except for notices, reports and other documents expressly required to be furnished to the Participants by the Participation Agent hereunder, the Participation Agent shall not have any duty or responsibility to provide any Participant with any credit or other information concerning the business, opera-tions, property, condition (financial or otherwise), prospects or creditworthiness of the Lessor or the Lessee which may come into the possession of the Participation Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

                  XIV.7 Indemnification. The Participants agree to indemnify the Participation Agent in its capacity as such (to the extent not reimbursed by the Lessee and without limiting the obligation of the Lessee to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this Section 7 (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Participation Interests shall have been paid in full, ratably in accordance with their Commitment Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against the Participation Agent in any way relating to or arising out of, the Commitments, this Participation Agreement, the Property, any of the other Operative Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any of them under or in connection with any of the foregoing; provided that no Participant shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Participation Agent. The agreements in this Section 7 shall survive the payment in full of the Participant Balance and all other amounts payable hereunder.

                  XIV.8 Successor Participation Agent. The Participation Agent may resign as Participation Agent upon twenty (20) days' notice to the Participants, the Lessor and the Lessee. If the Participation Agent shall resign as Participation Agent under this Participation Agreement and the other Operative Documents, then Lessor and the Required Participants shall appoint a successor agent for the Participants, which successor agent shall be a commercial bank organized under the laws of the United States of America or any State thereof or under the laws of another country which is doing business in the United States of America and having a combined capital, surplus and undivided profits of at least $500,000,000 and a debt rating of A (or its equivalent) or better from Standard and Poor's Ratings Group and/or Moody's Investors Service, Inc. (and if no Default or Event of Default exists, shall be approved by the Lessee (which consent shall not be unreasonably withheld)), whereupon such successor agent shall succeed to the rights, powers and duties of the Participation Agent, and the term "Participation Agent" shall mean such successor agent effective upon such appointment and approval, and the former Participation Agent's rights, powers and duties as Participation Agent shall be terminated, without any further act or deed on the part of such former Participation Agent or any of the parties to this Participation Agreement. If no successor Participation Agent has accepted appointment as Participation Agent by the date which is twenty (20) days following a resigning Participation Agent's notice of resignation, the resigning Participation Agent's resignation shall nevertheless thereupon become effective and the Lessor and the Participants shall perform all of the duties of the Participation Agent hereunder until such time, if any, as the Lessor and the Lessor and the Required Participants appoint a successor Participation Agent as provided above. After any retiring Participation Agent's resignation as Participation Agent, all of the provisions of this Article 0 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Participation Agent under this Participation Agreement and the other Operative Documents.

                  XIV.9 Administrative Fee. At the end of each year calendar year, the Lessee shall pay to the Participation Agent an administrative fee of eight thousand dollars ($8,000).

                                       XV

                                  Miscellaneous

                  XV.1 Survival of Agreements. The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Documents, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Participation Agreement, the transfer of the Property to the Lessor, the construction of any Improvements, any disposition of any interest of the Lessor in the Property or any Improvements and the payment of the Notes and any disposition thereof shall continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Documents. Except as otherwise expressly set forth herein or in other Operative Documents, the indemnities of the parties provided for in the Operative Documents shall survive the expiration or termination of any thereof for a period not to exceed one year after the later of (x) the Expiration Date and (y) the payment in full in cash of the Lease Balance.

                  XV.2 No Broker, etc. Each of the parties hereto represents to the others that it has not retained or employed any broker, finder or financial adviser (other than The Industrial Bank of Japan, Limited or an Affiliate thereof) to act on its behalf in connection with this Participation Agreement or the transactions contemplated herein, nor has it authorized any broker, finder or financial adviser retained or employed by any other Person so to act. Any party who is in breach of this representation shall indemnify and hold the other parties harmless from and against any liability arising out of such breach of this representation.

                  XV.3 Notices. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing by United States mail, by nationally recognized courier service, by hand or, in the case of Funding Requests, by facsimile, and any such notice shall become effective upon the applicable party's receipt thereof (or refusal to accept receipt), and shall be directed to the address of such Person as indicated on
Schedule IV. From time to time any party may designate a new address for purposes of notice hereunder by written notice to each of the other parties hereto in accordance with this Section.

                  XV.4 Counterparts. This Participation Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  XV.5 Amendments. (a) The provisions of this Participation Agreement may from time to time be amended, modified or waived, provided that such amendment, modification or waiver is in writing and consented to by the Lessee, the Lessor, the Agent and the Required Participants; provided, however, that no amendment or waiver of any provision relating to payment to or indemnification of any Participant shall be effective against such Participant unless it has been consented to in writing by such Participant.

         (b) Neither any Operative Document nor any of the terms thereof may be terminated (except upon payment in full of the Lease Balance or effective exercise and consummation of the Remarketing Option in accordance with Article XX of the Master Lease and payment in full of all amounts due in accordance therewith), amended, supplemented, waived or modified without the written agreement or consent of each party thereto and, regardless of whether the Lenders and the Lessor are parties thereto, the Required Participants; provided, however, that:

                  (x) no such termination, amendment, supplement, waiver or modification shall without written agreement or consent of each
         Participant:

                  (i) modify any of the provisions of this Section 5, change the definition of "Required Participants" or modify or waive any provision of an Operative Agreement requiring action by each Participant;

                  (ii) amend, modify, waive or supplement any of the provisions of Section 2.6, 2.7 or 2.8 of the Loan Agreement;

                  (iii) reduce, modify, amend or waive any fees or indemnities in favor of any Participant, including without limitation amounts payable pursuant to Article XIII (except that any Person may consent to any reduction, modification, amendment or waiver of any indemnity payable to it);

                  (iv) modify, postpone, reduce or forgive, in whole or in part, any payment of Rent (other than pursuant to the terms of any Operative Document), any Loan or Equity

         Amount, the Lease Balance, the Loan Balance, Recourse Amount, amounts due pursuant to Section 20.2 of the Master Lease, interest or Equity Yield or, subject to clause (iii) above, any other amount payable under the Master Lease or this Participation Agreement, or modify the definition or method of calculation of Rent (other than pursuant to the terms of any Operative Document), Loans or Equity Amounts, Lease Balance, Loan Balance, Shortfall Amount, Recourse Amount, Property Improvement Costs, Estimated Improvement Costs, Participant Balance, or any other definition which would affect the amounts to be advanced or which are payable under the Operative Documents; or

                  (v) consent to any assignment of the Master Lease or any Lease Supplement by the Lessee, releasing the Lessee from its obligations in respect of the payments of Rent, Loan Balance or Lease Balance or changing the absolute and unconditional character of such obligations;

                  (y) no other termination, amendment, supplement, waiver or modification shall, without the written agreement or consent of the Lessor and the Required Participants, be made to the Master Lease or any Lease Supplement or Article VI of this Participation Agreement or the definition of "Loan Agreement Default"; and

                  (z) no such termination, amendment, supplement, waiver or modification that would increase the obligations of the Lessee thereunder or deprive the Lessee of any of its rights thereunder shall be effective against the Lessee without the written agreement or consent of the Lessee.

                  XV.6 Headings, etc. The Table of Contents and headings of the various Articles and Sections of this Participation Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

                  XV.7 Parties in Interest. Except as expressly provided herein, none of the provisions of this Participation Agreement is intended for the benefit of any Person except the parties hereto. The Lessee shall not assign or transfer any of its rights or obligations under the Operative Documents without the prior written consent of the Lessor, the Lenders and the Agent.

                  XV.8 GOVERNING LAW. THIS PARTICIPATION AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING ANY CONFLICT-OF-LAW OR CHOICE-OF-LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANY OTHER JURISDICTION) AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

                  XV.9 Severability. Any provision of this Participation Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  XV.10 Liability Limited. (a) The parties hereto agree that except as specifically set forth in the Master Lease or in any other Operative Document, Lessor shall have no personal liability whatsoever to the Lessee or its respective successors and assigns for any claim based on or in respect of this Participation Agreement or any of the other Operative Documents or arising in any way from the transactions contemplated hereby or thereby and the recourse shall be solely had against the Lessor's interest in the Properties and pursuant to the Lessor Guarantee; provided, however, that Lessor shall be liable in its individual capacity and The Industrial Bank of Japan Trust Company shall be liable under the Lessor Guarantee (i) for Lessor's willful misconduct or gross negligence (or negligence in the handling of funds), (ii) for any Tax based on or measured by any fees, commission or compensation received by it for acting as the Lessor as contemplated by the Operative Documents, (iii) for Lessor Liens on any Property which are attributable to Lessor and are not promptly removed on or prior to such Property has been purchased by the Lessee pursuant to the terms hereof, and (iv) any breaches by Lessor of its obligation under this Participation Agreement and the Operative Documents.

         (a) No Participant shall have any obligation to any other Participant or to the Lessee, the Lessor or the Lenders with respect to transactions contemplated by the Operative Documents, except those obligations of such Participant expressly set forth in the Operative Documents or except as set forth in the instruments delivered in connection therewith, and no Participant shall be liable for performance by any other party hereto of such other party's obligations under the Operative Documents except as otherwise so set forth.

                  XV.11 Further assurances. The parties hereto shall promptly cause to be taken, executed, acknowledged or delivered, at the sole expense of the Lessee, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and preserve the security interests and liens (and the priority thereof) intended to be created pursuant to this Participation Agreement, the other Operative Documents, and the transactions thereunder (including, without limitation, the preparation, execution and filing of any and all Uniform Commercial Code financing statements and other filings or registrations which the parties hereto may from time to time request to be filed or effected); provided, however, that the Lessee shall not be required to pay expenses pursuant to this Section to the extent arising from a breach or alleged breach by any Lender or the Lessor of any agreement entered into in connection with the assignment or participation of any Loan or Equity Amount. The Lessee, at its own expense and without need of any prior request from any other party, shall take such action as may be necessary (including any action specified in the preceding sentence), or (if the Lessor shall so request) as so requested, in order to maintain and protect all security interests provided for hereunder or under any other Operative Document.

                  XV.12 Submission to Jurisdiction. Each of the parties hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the Northern District of California for purposes of all legal proceedings arising out of or relating to the Operative Documents or the transactions contemplated hereby. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

                  XV.13 Setoff. The Lessor and the Lenders shall, upon the occurrence of any Lease Event of Default or Construction Agency Event of Default, have the right to appropriate and apply to the payment of the Lessee's obligations under the Master Lease, the Construction Agency Agreement and the Guaranty, as security for the payment of such obligations, any and all balances, credits, deposits, accounts or moneys of the Lessee then or thereafter maintained with the Lessor or any Lender. The rights of the Lessor and the Lenders under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Person may have.

                  XV.14 Replacement of Lender. If, pursuant to Section 7 or 8, a Lender does not fund its share of the Loans, which are funded by each other Lender, the Lessee shall have the right (but not the obligation), in addition to any and all other rights and remedies available at law or in equity, to require such Lender to assign and delegate in accordance with Section 1 all of such Lender's total Loans and Commitment to any of the Lenders or to any other financial institution selected by Lessee that, in each case, is willing to accept such assignment and delegation.

                  XV.15 Confidentiality. Each of the Lessor, the Participation Agent, Agent and Lenders agrees to take and to cause its Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Lessee and provided to it by the Lessee under this Participation Agreement or any other Operative Document, and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Participation Agreement and the other Operative Documents or in connection with other business now or hereafter existing or contemplated with Lessee, except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by Agent, the Lessor, the Participation Agent or such Lender, or (ii) was or becomes available on a non-confidential basis from a source other than Lessee, provided that such source is not bound by a confidentiality agreement with the Lessee known to the Lessor, the Participation Agent, Agent or such Lender; provided, however, that the Lessor, the Participation Agent, Agent or any Lender may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which the Lessor, the Participation Agent, Agent or such Lender is subject or in connection with an examination of the Lessor, the Participation Agent, Agent or such Lender by any such authority;
(B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any litigation or proceeding to which Agent, the Lessor, the Participation Agent, any Lender or their respective Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Operative Document;
(F) to Agent, the Lessor, the Participation Agent or such Lender's independent auditors and other professional advisors; (G) to any Participant, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Lenders hereunder; (H) as to Agent, any Lender or and of their respective Affiliates, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which Lessee is party or is deemed party with Agent, such Lender or such Affiliate; and (I) to its Affiliates.

                  XV.16 WAIVER OF JURY TRIAL. THE PARTIES HERETO VOLUNTARILY
AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PARTICIPATION AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY OF THE PARTIES HERETO. THE PARTIES HERETO HEREBY AGREE THAT THEY WILL NOT SEEK TO CONSOLIDATE ANY SUCH LITIGATION WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL HAS NOT OR CANNOT BE WAIVED. THE PROVISIONS OF THIS SECTION 16 HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO AND SHALL BE SUBJECT TO NO EXCEPTIONS. THE LESSEE ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER OPERATIVE DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTICIPANTS ENTERING INTO THIS PARTICIPATION AGREEMENT AND EACH SUCH OTHER OPERATIVE DOCUMENT.

                  XV.17 Amendment and Restatement. This Participation Agreement shall amend and restate in its entirety the Original Participation Agreement, which Original Participation Agreement shall be of no further force and effect.

                    [THE REMAINDER OF THIS PAGE HAS BEEN LEFT
                              INTENTIONALLY BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                  LAM RESEARCH CORPORATION, as Lessee and
                                  Construction Agent



                                  By___________________________________________

                                  Title________________________________________


                                  IBJTC LEASING CORPORATION-BSC,
                                  as Lessor and Participation Agent



                                  By___________________________________________

                                  Title________________________________________


                                  THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                  as Tranche A Lender and Tranche B
                                  Lender



                                  By___________________________________________

                                  Title________________________________________


                                  THE INDUSTRIAL BANK OF JAPAN, LIMITED
                                  SAN FRANCISCO AGENCY, as Agent



                                  By___________________________________________

                                  Title________________________________________

                                   SCHEDULE I

                            PARTICIPANT'S COMMITMENTS


                                                Commitments
                                                -----------                    Commitment
         Participant               Property No.1          Property No. 2       Percentage
         -----------               -------------          ---------------      ----------

         Tranche A

The Industrial Bank of
  Japan, Limited                   $29,755,176.75          $14,646,995.82         83%



         Tranche B

The Industrial Bank of
  Japan, Limited                    $4,660,449.36          $ 2,294,107.80         13%



         Lessor

IBJTC Leasing
 Corporation-BSC                    $1,433,984.41          $705,879.29             4%
                                   --------------          -----------           ---


         TOTAL:                    $35,849,610.52          $17,646,982.91        100%

                                   SCHEDULE II

                              PROVIDED INFORMATION


                         Information Provided by Lessee


         All written information has been provided to the Participants by the Lessee and its counsel.

                                  SCHEDULE III

                        DISCLOSURE OF CERTAIN INFORMATION


                   Item A - Compliance with Environmental Laws


                                 In Compliance.

                                   SCHEDULE IV

            NOTICE INFORMATION, PAYMENT OFFICES AND DESIGNATED OFFICE


                              I. NOTICE INFORMATION


Lessee:

LAM RESEARCH CORPORATION
4650 Cushing Parkway
Fremont, CA 94538
Facsimile No.:  (510) 572-6454
Attention:  Treasurer
Facsimile No.:  (510) 572-2876
Attention:  Assistant General
Counsel

Construction Agent:

LAM RESEARCH CORPORATION
4650 Cushing Parkway
Fremont, CA 94538
Facsimile No.:  (510) 572-6454
Attention:  Treasurer
Facsimile No.:  (510) 572-2876
Attention:  Assistant General
Counsel

Lessor and Participation Agent:

IBJTC LEASING CORPORATION-BSC
245 Park Avenue
New York, NY 10167
Facsimile No.:  (212) 986-7973
Attention:  Virginia Fino

Tranche A Lenders

THE INDUSTRIAL BANK OF JAPAN,
LIMITED
555 California Street
Suite 3110
San Francisco, CA 94104
Facsimile No.:  (415) 982-1917
Attention:  Jeanette O'Donnell

Tranche B Lenders

THE INDUSTRIAL BANK OF JAPAN,
LIMITED
555 California Street
Suite 3110
San Francisco, CA 94104
Facsimile No.:  (415) 982-1917
Attention:  Jeanette O'Donnell

Agent:

THE INDUSTRIAL BANK OF JAPAN,
LIMITED, SAN FRANCISCO AGENCY
555 California Street
Suite 3110
San Francisco, CA 94104
Facsimile No.:  (415) 982-1917
Attention:  Jeanette O'Donnell

Guarantor of Lessor:

THE INDUSTRIAL BANK OF JAPAN
TRUST COMPANY
245 Park Avenue
New York, NY 10167
Facsimile No.:  (212) 986-7973
Attention:  Virginia Fino

                       II. PAYMENT OFFICES OF PARTICIPANTS


THE INDUSTRIAL BANK OF JAPAN, LIMITED

Pay To:                  Bank of America NT & SA
Account No.:             62906-14014
Account Name:            The Industrial Bank of Japan, Limited, Los Angeles
                         Agency for credit to IBJ SFA, A/C 2601-22011
Reference:               Lam Research Corporation
ABA Number:              121-000-358


IBJTC LEASING CORPORATION-BSC

Pay To:                  The Industrial Bank of Japan, Ltd., New York Branch
Account No.:             2052-00013
Account Name:            IBJ Trust Company
Reference:               Lam Research Corporation
ABA Number:              026008345
Attention:               Leasing Department


                                      -63-
`

                                                                        1051m

                                   APPENDIX A
                                       to
                             Participation Agreement
                                  Master Lease,
                               Lease Supplements,
                               Loan Agreement and
                          Construction Agency Agreement



                         DEFINITIONS AND INTERPRETATION

Autoparagraph levels:  1 = A.,                     A.  Interpretation.  In each
Operative Document, unless a
clear contrary intention appears:

                  (i) the singular number includes the plural number and vice versa;

                  (ii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Operative Documents, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

                  (iii) reference to any gender includes each other gender;

                  (iv) reference to any agreement (including any Operative Document), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Operative Documents and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor;

                  (v) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

                  (vi) reference in any Operative Document to any Article, Section, Appendix, Schedule or Exhibit means such Article or Section thereof or Appendix, Schedule or Exhibit thereto;

                  (vii) "hereunder," "hereof," "hereto" and words of similar import shall be deemed references to an Operative Document as a whole and not to any particular Article, Section or other provision thereof;

                  (viii) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term; and

                  (ix) relative to the determination of any period of time, "from" means "from and excluding" and "to" means "to but including".

         B. Accounting Terms. In each Operative Document, unless expressly otherwise provided, accounting terms shall be construed and interpreted, and accounting determinations and computations shall be made, in accordance with GAAP.

         C. Conflict in Operative Documents. If there is any conflict between any Operative Documents, such Operative Document shall be interpreted and construed, if possible, so as to avoid or minimize such conflict but, to the extent (and only to the extent) of such conflict, the Participation Agreement shall prevail and control.

         D. Legal Representation of the Parties. The Operative Documents were negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring the Operative Document to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.

         E. Defined Terms. Unless a clear contrary intention appears, terms defined herein have the respective indicated meanings when used in each Operative Document.

         "Acceleration" is defined in Section 6.2(a) of the Loan
Agreement.

         "Acquisition Date" means with respect to Property No. 1 March 27, 1996 and with respect to Property No. 2 March 27, 1996.

         "Advance" means an advance of funds by the Lessor pursuant to Article III of the Participation Agreement, it being understood that any such advance made on the Refinancing Date shall be for the account of the Lessor to repay the Existing Indebtedness.

         "Affiliate" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Pension Plan or Welfare Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power to direct or cause the direction of the management and policies of such Person by exercise of ownership rights.

         "After Tax Basis" means, with respect to any payment to be received, the amount of such payment increased so that, after deduction of the amount of all taxes required to be paid by the recipient with respect to the receipt by the recipient of such amounts, such increased payment is equal to the payment otherwise required to be made.

         "Agent" means The Industrial Bank of Japan, Limited, San Francisco Agency, as Agent for the Lenders.

         "Alternate Base Rate" means, for any period, with respect to any Loan or Equity Amount, an interest rate per annum equal to the Federal Funds Effective Rate most recently determined by the Agent, plus the Applicable A-Margin, Applicable B-Margin or Applicable Equity Margin, as the case may be. If the aforesaid rate changes from time to time after the Documentation Date, the Alternate Base Rate shall be automatically increased or decreased, if appropriate and as the case may be, without notice to the Lessee or the Lessor, as of the effective time of each change.

         "Amendment Fee" shall have the meaning given in Section 4.4 of the Participation Agreement.

         "Amendment to Lease Supplement" means each Amendment to Lease Supplement, dated as of the Documentation Date, between the Lessor and the Lessee.

         "Amendment to Master Lease" means the Amendment to Master Lease and Mortgage, dated as of the Documentation Date, between the Lessor and the Lessee.

         "Applicable A-Margin" means with respect to Tranche A Loans, 0.15% per annum.

         "Applicable B-Margin" means with respect to Tranche B Loans, 0.15% per annum.

         "Applicable Equity Margin" means 1.40% per annum.

         "Applicable Law" means all existing and future applicable laws, rules, regulations (including Environmental laws) statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by, any Governmental

Authority, and applicable judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including those pertaining to health, safety or the environment (including, without limitation, wetlands) and those pertaining to the construction, use or occupancy of any Property) and any restrictive covenant or deed restriction or easement of record encumbering any Property or any other Material Assets.

         "Appraiser" means any reputable appraiser selected by the Lessor and approved by the Lessee, such approval not to be unreasonably withheld.

         "Appurtenant Rights" means, with respect to any Land, (i) all agreements, easements, rights of way or use, rights of ingress or egress, privileges, appurtenances, tenements, hereditaments and other rights and benefits at any time belonging or pertaining to such Land or the Improvements thereon, including, without limitation, the use of any streets, ways, alleys, vaults or strips of land adjoining, abutting, adjacent or contiguous to such Land, (ii) all permits, licenses and rights, whether or not of record, appurtenant to such Land, (iii) to the extent transferable or assignable, all rights to use and enjoy (and, to the extent the following consist of contract rights, to enforce) any interests or rights in, to or under the following, now existing or hereafter arising: any and all Permitted Exceptions relating to such Land, the agreements with the seller relating to the purchase of such Land (including (A) any and all claims for damages in respect of such agreements, including all warranty and indemnity provisions in such agreements; (B) any and all rights to compel performance of the terms of such agreements; and (C) without limiting the foregoing, any and all rights and benefits, including pursuant to representations, warranties, indemnities and covenants, arising under such agreements) and (iv) any other general intangibles, permits, licenses, franchises, certificates, and other rights and privileges related to such Land.

         "Assignment of Leases and Rents" means the Assignment of Leases and Rents dated as of March 30, 1998, from the Lessor, as assignor, to the Participation Agent as assignee.

         "Bankruptcy Code" is defined in Section 6.1(e) of the Loan Agreement.

         "Base Lease Term" is defined in Section 2.3 of the Master Lease.

         "Base Lease Term Commencement Date" means, with respect to any Property, the earlier of (x) the Completion Date and (y) the Outside Completion Date with respect to such Property.

         "Basic Rent" means, the sum of (i) the Tranche A Lender Basic Rent,
(ii) the Tranche B Lender Basic Rent and (iii) the Lessor Basic Rent, calculated as of the applicable date on which Basic Rent is due.

         "Bill of Sale" is defined in Section 6.1(s) of the Participation Agreement.

         "Break Costs" means an amount equal to the amount, if any, required to compensate the Lessor or any Participant for any additional losses (including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or funds acquired by the Lessor or such Participant to fund its obligations under the Operative Documents) it may reasonably incur as a result of (x) the Lessee's payment of Rent other than on a Payment Date, (y) any Advance not being made on the date specified therefor in the applicable Funding Request (other than as a result of a breach by the Lessor or such Participant, as the case may be, of its obligation under Section 3.1,
3.2 or 3.3, as the case may be, of the Participation Agreement to make Advances to the Lessee or make Equity Amounts or Loans available to the Lessor) or (z) as a result of any conversion of the LIBO Rate pursuant to Section 13.7 or 13.8 of the Participation Agreement. A statement as to the amount of such loss, cost or expense, prepared in good faith and in reasonable detail and submitted by the Lessor or such Participant, as the case may be, to the Lessee, shall be presumed correct absent demonstrable error. Notwithstanding the foregoing, Break Costs shall not exceed the interest payment of the Loans or Equity Yield which would have been payable for the balance of the payment period in question.

         "Business Day" means (i) each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banks in San Francisco, California are generally authorized or obligated, by law or executive order, to close and (ii) relative to the payment of Rent determined by reference to the LIBO Rate, any day which is a Business Day under clause (i) and is also a day on which dealings in Dollars are carried on in the London interbank eurodollar market.

         "Capital Leases" means any and all lease obligations that, in accordance with GAAP, are required to be capitalized on the books of a lessee.

         "Cash Collateral Agreement" means the Cash Collateral Agreement, dated as of the Documentation Date, among the Lessee, the Participation Agent and the Lenders party thereto.

         "Casualty" means any damage or destruction of all or any portion of a Property as a result of a fire or other casualty.

         "CERCLA" means the Comprehensive Environmental Response,
Compensation, and Liability Act of 1980, 42 U.S.C. Sections 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986.

         "Certifying Party" is defined in Section 22.1 of the Master Lease.

         "Claims" means any and all obligations, liabilities, losses, actions, suits, judgments, penalties, fines, claims, demands, settlements, costs and expenses (including, without limitation, reasonable legal fees and expenses) of any nature whatsoever.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto.

         "Commitment" means (i) as to any Tranche A Lender, its Tranche A Loan Commitment, (ii) as to any Tranche B Lender, its Tranche B Loan Commitment, and
(iii) as to the Lessor, its Lessor Commitment.

         "Commitment Percentage" means, as to any Participant, the percentage set forth opposite such Participant's name under the heading "Commitment Percentage" on Schedule I to the Participation Agreement.

         "Completion" means, with respect to any Property, such time as the conditions set forth in Article VII of the Participation Agreement are satisfied with respect thereto.

         "Completion Certificate" is defined in Section 7.1(c) Participation Agreement.

         "Completion Date" means, with respect to any Property, the date on which Completion for such Property has occurred.

         "Condemnation" means, with respect to any Property, any condemnation, requisition, confiscation, seizure or other taking or sale of the use, access, occupancy, easement rights or title to such Property or any part thereof, wholly or partially (temporarily or permanently), by or on account of any actual or threatened eminent domain proceeding or other taking of action by any Person having the power of eminent domain, including an action by a Governmental Authority to change the grade of, or widen the streets adjacent to, such Property or alter the pedestrian or vehicular traffic flow to such Property so as to result in change in access to such Property, or by or on account of an eviction by paramount title or any transfer made in lieu of any such proceeding or action. A "Condemnation" shall be deemed to have occurred on the earliest of the dates that use, occupancy or title vests in the condemning authority.

         "Construction" means, with respect to any Property, the construction and installation of all Improvements thereon contemplated by the Plans and Specifications applicable to such Property.

         "Construction Agency Agreement" means the Construction Agency Agreement, dated as of March 27, 1996, between the Lessor and the Construction Agent.

         "Construction Agency Agreement Assignment" means the Construction Agency Agreement Assignment dated as of March 27, 1996, made by the Lessor, as assignor, in favor of the Participation Agent, as assignee.

         "Construction Agency Agreement Event of Default" means a "Construction Agency Agreement Event of Default" as defined in Section 5.1 of the Construction Agency Agreement.

         "Construction Agency Agreement Supplement" means any duly executed and delivered Supplement to the Construction Agency Agreement substantially in the form attached to the Construction Agency Agreement as Exhibit A thereto.

         "Construction Agent" means Lam Research Corporation, a Delaware corporation, as construction agent under the Construction Agency Agreement.

         "Construction Documents Assignment" means the Construction Documents Assignment dated as of March 27, 1996, made by the Construction Agent in favor of the Lessor and delivered pursuant to the Construction Agency Agreement.

         "Construction Documents" is defined in Section 2.6 of the Construction Agency Agreement.

         "Construction Period" means, with respect to any Property, the period commencing on March 27, 1996 and ending on the earlier of (i) ten (10) months after March 27, 1996; or (ii) the Completion Date.

         "Construction Period Property" means, at any date of determination, any Property as to which the Construction Period has commenced but not ended on or prior to such date.

         "Contractual Obligation" of any Person means, any indenture, note, lease, loan agreement, security, deed of trust, mortgage, security agreement, guaranty, instrument, contract, agreement or other form of contractual obligation or undertaking to which such Person is a party or by which such Person or any of its property is bound.

         "Controlled Group" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Lessee, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

         "Credit Agreement" means that certain Credit Agreement dated as of December 20, 1995 among the Lessee, ABN AMRO Bank N.V., San Francisco International Branch, as agent, and the lenders named therein, as amended from time to time.

         "Deed" means a standard California grant deed with respect to the real property comprising the Properties, in conformity with Applicable Law and appropriate for recording with the applicable Governmental Authorities, conveying fee simple title to such real property to the Lessor, subject only to Permitted Exceptions.

         "Deed of Trust" means, with respect to any Property, (i) any and all security instruments in appropriate recordable form in the State of California sufficient to grant to the Lessor a first priority lien on such Property, together with (ii) any assignment or other instrument pursuant to which the Lessor transfers its interest in such security instruments to the Participation Agent (including without limitation the Deed of Trust delivered pursuant to Section 6.1(u) of the Participation Agreement).

         "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

         "Designated Office" means the office of the Lessor located at the address set forth on Schedule IV to the Participation Agreement as its Designated Office.

         "Documentation Date" is defined in Section 2.1 of the Participation Agreement.

         "Dollars" and "$" mean dollars in lawful currency of the United States of America.

         "Early Purchase Option" means the Lessee's option to purchase a Property in accordance with the provisions of Section 18.1 of the Master Lease.

         "Employee Benefit Plan" means any employee benefit plan within the meaning of section 3(3) of ERISA maintained or contributed to by Lessee or any ERISA Affiliate, other than a Multiemployer Plan.

         "End of the Term Report" is defined in Section 13.2(a) of the Participation Agreement.

         "Environmental Audit" means, with respect to each Property, a Phase One environmental site assessment (the scope and performance of which meets or exceeds the then most current ASTM

Standard Practice E1527 for Environmental Site Assessments: Phase One Environmental Site Assessment Process) of such Property, performed by an environmental consultant selected and paid for by the Lessee and approved by the Lessor (such approval not to be unreasonably withheld) and, if applicable, a Phase Two environmental site assessment performed by such environmental consultant.

         "Environmental Certificate" is defined in Section 6.1(r) of the Participation Agreement.

         "Environmental Law" means, whenever enacted or promulgated, any applicable federal, state, county or local law, statute, ordinance, rule, regulation, license, permit, authorization, approval, covenant, criteria, guideline, administrative or court order, judgment, decree, injunction, code or requirement or any agreement with a Governmental Authority:

                  (x) relating to pollution (or the cleanup, removal, remediation or encapsulation thereof, or any other response thereto), or the regulation or protection of human health, safety or the environment, including air, water, vapor, surface water, groundwater, drinking water, land (including surface or subsurface), plant, aquatic and animal life, or

                  (y) concerning exposure to, or the use, containment, storage, recycling, treatment, generation, discharge, emission, Release or threatened Release, transportation, processing, handling, labeling, containment, production, disposal or remediation of any Hazardous Substance, Hazardous Condition or Hazardous Activity.

in each case as amended and as now or hereafter in effect, and any common law or equitable doctrine (including, without limitation, injunctive relief and tort doctrines such as negligence, nuisance, trespass and strict liability) that may impose liability or obligations for injuries (whether personal or property) or damages due to or threatened as a result of the presence of, exposure to, or ingestion of, any Hazardous Substance, whether such common law or equitable doctrine is now or hereafter recognized or developed. Applicable laws include, but are not limited to, CERCLA; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq.; the Clean Air Act, 42 U.S.C. Sections 7401 et seq.; the National Environmental Policy Act, 42 U.S.C. Section 4321; the Refuse Act, 33 U.S.C. Sections 401 et seq.; the Hazardous Materials Transportation Act of 1975, 49 U.S.C. Sections 1801-1812; the Toxic
Substances Control Act, 15 U.S.C. Sections 2601 et seq.; the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. Sections 136 et seq.; the Safe Drinking Water Act, 42 U.S.C. Sections 300f et seq., each as amended and as now or hereafter in effect, and their state and local counterparts or equivalents, including any regulations promulgated thereunder.

         "Environmental Violation" means any activity, occurrence or condition that violates any Environmental Law.

         "Equipment" means equipment, apparatus, furnishings, fittings and personal property of every kind and nature whatsoever purchased, leased or otherwise acquired by the Lessor using the proceeds of the Loans or the Equity Amounts and now or subsequently attached to, contained in or used or usable in any way in connection with any operation or letting of a Property, including but without limiting the generality of the foregoing, all screens, awnings, shades, blinds, curtains, draperies, artwork, carpets, rugs, storm doors and windows, shelving, display cases, counters, furniture and furnishings, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilation, air conditioning and aircooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, stoves, ranges, laundry equipment, cleaning systems including window cleaning apparatus), telephones, communication systems (including satellite dishes and antennae), televisions, computers, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description.

         "Equity Amount" is defined at Section 3.2 of the Participation
Agreement.

         "Equity Balance" means, as of any date of determination, an amount equal to (i) the outstanding Equity Amounts, less (ii) the sum of all payments received by the Lessor on account of payments to reduce the Equity Balance, including reductions resulting from payments by the Lessee, proceeds from the sale of the Property, and/or amounts realized from the collateral pledged pursuant to the Cash Collateral Agreement.

         "Equity Yield" is defined in Section 4.1(a) of the Participation Agreement.

         "Equity Yield Rate" means the sum of the LIBO Rate (Reserve Adjusted) plus the Applicable Equity Margin.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time or any successor Federal statute.

         "ERISA Affiliate" means any Person which is treated as a single employer with Lessee under section 414 of the Code.

         "Estimated Improvement Costs" means, with respect to any Property as of the related Acquisition Date, an amount equal to the aggregate amount which the Construction Agent in good faith expects to be expended in order to achieve Completion with respect to Improvements for such Property (including amounts expected to be expended to pay interest accruing on Loans and Equity Yield accruing on Equity Amounts allocated with respect to such Property during its Construction Period).

         "Event of Default" means a Lease Event of Default, a Construction Agency Agreement Event of Default or a Loan Agreement Event of Default.

         "Excepted Payments" means:

                  (a) all indemnity payments (including indemnity payments made pursuant to Article XIII of the Participation Agreement) to which the Lessor, any Lender, or any of their respective Affiliates, agents, officers, directors or employees is entitled;

                  (a) any amounts (other than Basic Rent or amounts payable by Lessee pursuant to Section 15.2 or Articles XVI, XVIII or XX of the Master Lease) payable under any Operative Document to reimburse the Lessor, or any of its respective Affiliates (including the reasonable expenses of the Lessor, or such Affiliates incurred in connection with any such payment) for performing or complying with any of the obligations of the Lessee under and as permitted by any Operative Document;

                  (b) any amount payable to the Lessor by any transferee permitted under the Operative Documents of the interest of the Lessor as the purchase price of the Lessor's interest (or a portion thereof);

                  (c) any insurance proceeds (or payments with respect to risks self-insured or policy deductibles) under liability policies other than such proceeds or payments payable to any Lender or the Lessor;

                  (d) any insurance proceeds under policies maintained by the Lessor;

                  (e) Transaction Expenses or other amounts or expenses paid or payable to or for the benefit of the Lessor;

                  (f) all right, title and interest of the Lessor to any Property or any portion thereof or any other property to the extent any of the foregoing has been released from the Liens of the Deeds of Trust and the Construction Agency Agreement Assignment pursuant to the terms thereof following the payment of the Tranche A Loan Balance and Tranche B Loan Balance; and

                  (g) any payments in respect of interest to the extent attributable to payments referred to in clauses (a) through (g) above.

         "Excess Casualty/Condemnation Proceeds" means the excess, if any, of
(x) the aggregate of all awards, compensation or insurance proceeds payable in connection with a Casualty or Condemnation (net of all costs and expenses reasonably incurred by the Lessor or any Participant in connection therewith) over (y) the Property Balance paid by the Lessee pursuant to Article XV of the Master Lease with respect to such Casualty or Condemnation.

         "Excess Sales Proceeds" means the excess, if any, of (x) the aggregate of all proceeds received by the Lessor in connection with any sale of any Property pursuant to the Lessor's exercise of remedies under Section 16.2 of the Master Lease or the Lessee's exercise of the Remarketing Option under Article XX of the Master Lease (net of all costs and expenses incurred by the Lessor or any Participant in connection therewith) over (y) the Property Balance paid by the Lessee with respect to such Property.

         "Existing Indebtedness" means all amounts owing to the Original Lenders under the Original Loan Agreement.

         "Expiration Date" means, with respect to any Property, March 27, 2003, or, if the Base Lease Term with respect to such Property has been extended in accordance with Article XIX of the Master Lease, the last day of the then current Renewal Term for such Property.

         "Expiration Date Purchase Obligation" means the Lessee's obligation, pursuant to Section 18.2 of the Master Lease, to purchase any Property on the Expiration Date with respect to such Property.

         "Fair Market Sales Value" means, with respect to any Property, the amount, which in any event shall not be less than zero, that would be paid in cash in an arm's-length transaction between an informed and willing purchaser and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, respectively, for the ownership of such Property. The Fair Market Sales Value of any Property shall be determined based on the assumption that, except for purposes of Section 13.2 of the Participation Agreement, such Property is in the condition and state of repair required under Section 9.1 of the Master Lease and the Lessee is in compliance with the other requirements of the Operative Documents relating to the condition of the Property.

         "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a

Business Day, the average of quotations for such day on such transaction received by the Agent from three Federal funds brokers of recognized standing selected by it.

         "Financial Covenant Event of Default" means a Lease Event of Default arising under Section 16.1(d) of the Master Lease resulting from a breach of
Section 10.2(a) of the Participation Agreement.

         "Financial Statements" means, with respect to any accounting period for any Person, statements of income, shareholders' equity and cash flows of such Person for such period, and a balance sheet of such Person as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding annual audit, all prepared in reasonable detail and in accordance with GAAP.

         "Fiscal Quarter" means any quarter of a Fiscal Year.

         "Fiscal Year" means any period of twelve consecutive calendar months ending on June 30; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "1995 Fiscal Year") refer to the Fiscal Year ending on June 30th of such calendar year.

         "Fixtures" means all fixtures relating to the Improvements, including all components thereof, located in or on the Improvements, together with all replacements, modifications, alterations and additions thereto.

         "Force Majeure Event" means, with respect to the Construction of any Property, any event (the existence of which was not known by the Lessee or the Construction Agent prior to the Acquisition Date with respect to such Property) beyond the control of the Lessee and the Construction Agent, including, but not limited to, strikes, lockouts, adverse soil conditions, acts of God, adverse weather conditions, inability to obtain labor or materials, government activities, civil commotion and enemy action; but excluding any event, cause or condition that results from the Construction Agent's financial condition or failure to pay or any event, cause or condition which could have been avoided or which could be remedied through the exercise of commercially reasonable efforts or the commercially reasonable expenditure of funds.

         "F.R.S. Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

         "Funding Date" means any Business Day on which Advances are made under the Participation Agreement in accordance with

Section 3.4 thereof, and includes any Acquisition Date and the Refinancing Date.

         "Funding Request" is defined in Section 3.4(a) of the Participation Agreement.

         "GAAP" means United States generally accepted accounting principles (including principles of consolidation), in effect from time to time.

         "Governmental Action" means all permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, orders, judgments, written interpretations, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Authority, or required by any Applicable Law, and shall include, without limitation, all environmental and operating permits and licenses that are required for the full use, occupancy, zoning and operation of any Property.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Governmental Charges" means, with respect to any Person, all levies, assessments, fees, claims or other charges imposed by any Governmental Authority upon such Person or any of its property or otherwise payable by such Person.

         "Gross Remarketing Proceeds" is defined in Section 20.1(m) of the Master Lease.

         "Hazardous Activity" means any activity, process, procedure or undertaking that directly or indirectly (i) produces, generates or creates any Hazardous Substance; (ii) causes or results in (or threatens to cause or result in) the Release of any Hazardous Substance into the environment (including air, water vapor, surface water, groundwater, drinking water, land (including surface or subsurface), plant, aquatic and animal life); (iii) involves the containment or storage of any Hazardous Substance; or (iv) would be regulated as hazardous waste treatment, storage or disposal within the meaning of any Environmental Law.

         "Hazardous Condition" means any condition that violates or threatens to violate, or that results in or threatens noncompliance with, any Environmental Law.

         "Hazardous Substance" means any of the following: (i) any petroleum or petroleum product, explosives, radioactive materials, asbestos, ureaformaldehyde, polychlorinated biphenyls, lead and radon gas; (ii) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste, or pollutant, in each case whether naturally occurring, man-made or the by-product of any process, that is toxic, harmful or hazardous to the environment or human health or safety, as defined under any Environmental Law; or (iii) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste or pollutant that would support the assertion of any claim under any Environmental Law, whether or not defined as hazardous as such under any Environmental Law.

         "Impositions" means any and all liabilities, losses, expenses and costs of any kind whatsoever for fees, taxes, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever ("Taxes") (including (i) real and personal property taxes, including personal property taxes on any property covered by the Master Lease that is classified by Governmental Authorities as personal property, and real estate or ad valorem taxes in the nature of property taxes; (ii) sales taxes, use taxes and other similar taxes (including rent taxes and intangibles taxes); (iii) any excise taxes; (iv) real estate transfer taxes, conveyance taxes, mortgage taxes, intangible taxes, stamp taxes and documentary recording taxes and fees; (v) taxes that are or are in the nature of franchise, income, value added, gross receipts, privilege and doing business taxes, license and registration fees; and (vi) assessments on any Property, including all assessments for public improvements or benefits, whether or not such improvements are commenced or completed within the Term), and in each case all interest, additions to tax and penalties thereon, which at any time may be levied, assessed or imposed by any Governmental Authority upon or with respect to (a) any Tax Indemnitee, any Property or any part thereof or interest therein, or the Lessee or any sublessee or user of any Property; (b) the financing, refinancing, demolition, construction, substitution, subleasing, assignment, control, condition, occupancy, servicing, maintenance, repair, ownership, possession, purchase, rental, lease, activity conducted on, delivery, insuring, use, operation, improvement, transfer, return or other disposition of such Property or any part thereof or interest therein; (c) the Notes or other indebtedness with respect to any Property or any part thereof or interest therein or transfer thereof; (d) the rentals, receipts or earnings arising from any Property or any part thereof or interest therein; (e) the Operative Documents or any payment made or accrued pursuant thereto; (f) the income or other proceeds received with respect to any Property or any part thereof or interest therein upon the sale or disposition thereof; (g) any contract (including the Construction Agency Agreement) relating to the construction, acquisition or delivery of the Improvements or any part thereof or interest therein; (h) the issuance of the Notes; or (i) otherwise in connection with the transactions contemplated by the Operative Documents.


         The term "Imposition" shall not mean or include:

         (i) Taxes and impositions (other than Taxes that are, or are in the nature of, sales, use, transfer or property taxes) that are imposed on a Tax Indemnitee by the United States federal or any foreign government that are based on or measured by the net income (including taxes based on capital gains and minimum taxes) of such Person; provided, that this clause (i) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

         (ii) Taxes and impositions (other than Taxes that are, or are in the nature of, sales, use, transfer or property taxes) that are imposed by any state or local jurisdiction or taxing authority within any state or local jurisdiction and that are franchise taxes or are based upon or measured by net income or net receipts except that this clause (ii) shall not apply to (and thus shall not exclude) any such net incremental Taxes on a Tax Indemnitee by a state (or any local taxing authority thereof or therein) where the Property is located, possessed contemplated by the Operative Documents being characterized by such state authority as something other than a loan; provided, that this clause (ii) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

         (iii) any Tax or imposition to the extent, but only to such extent, it relates to any act, event or omission that occurs after the termination of the Lease and redelivery or sale of the property in accordance with the terms of the Master Lease (but not any Tax or imposition that relates to any period prior to such termination and redelivery and not to any Tax or imposition that relates to any period in which Lessor is exercising its remedies under the Master Lease);

         (iv) any Tax or imposition for so long as, but only for so long as, it is being contested in accordance with the provisions of Section 13.5 of the Participation Agreement and such Tax or imposition is not payable by the Lessor or Participants; or

         (v) any Tax which are imposed on a Tax Indemnitee as a result of the gross negligence or willful misconduct of such Tax Indemnitee itself (as opposed to gross negligence or willful misconduct imputed to such Tax Indemnitee), but not Taxes imposed as a result of ordinary negligence of such Tax Indemnitee.

Any Tax or imposition excluded from the defined term "Imposition" in any one of the foregoing clauses (i) through (v) shall not be construed as constituting an Imposition by any provision of any other of the aforementioned clauses.

         "Improvements" means all buildings, structures, Fixtures, Equipment, and other improvements of every kind existing at any time and from time to time (including those constructed pursuant to the Construction Agency Agreement and those purchased with amounts advanced by the Participants pursuant to the Participation Agreement) on or under any Land, together with any and all appurtenances to such buildings, structures or improvements, including sidewalks, utility pipes, conduits and lines, parking areas and roadways, and including all Modifications and other additions to or changes in the Improvements at any time.

         "Indebtedness" of any Person means, without duplication:

                  (a) All obligations of such Person evidenced by notes, bonds, debentures or other similar instruments and all other obligations of such Person for borrowed money;

                  (a) All obligations of such Person for the deferred purchase price of property or services (including obligations under credit facilities which secure or finance such purchase price and obligations under synthetic leases), other than trade payables incurred by such Person in the ordinary course of its business on ordinary terms;

                  (b) All obligations of such Person under conditional sale or other title retention agreements with respect to property acquired by such Person (to the extent of the value of such property if the rights and remedies of the seller or lender under such agreement in the event of default are limited solely to repossession or sale of such property); and

                  (c) All obligations of such Person as lessee under or with respect to Capital Leases.

         "Indemnitee" means the Lessor, the Agent, the Participation Agent, each Lender, their respective Affiliates and their respective successors, assigns, directors, shareholders, partners, officers, employees and agents.

         "Insurance Requirements" means all terms and conditions of any insurance policy either required by the Master Lease to be maintained by the Lessee or required by the Construction Agency Agreement to be maintained by the Construction Agent.

         "Interest Period" means, with respect to any Advance:

         (a) initially, the period commencing on the funding with respect to such Advance and ending one month thereafter;

         (b) one month after such initial Advance, the period commencing on the last day of the next preceding Interest Period applicable to such Advance and ending one month thereafter;

         (c) two months after such initial Advance, the period commencing on the last day of the next preceding Interest Period applicable to such Advance and ending one month thereafter; and

         (d) three months after such initial Advance, each period commencing on the last day of the next preceding Interest Period applicable to such Advance and ending three months thereafter;

provided that, the foregoing provisions relating to Interest Periods are subject to the following:

         (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

         (ii) any Interest Period that would otherwise extend beyond the Expiration Date shall end on the Expiration Date;

         (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

         (iv) the Lessee shall select Interest Periods so as not to require a payment or prepayment of any Advance during an Interest Period for such Advance.

         "Interim Term" is defined in Section 2.3 of the Master Lease.

         "Investment Company Act" means the Investment Company Act of 1940, as amended, together with the rules and regulations promulgated thereunder.

         "Land" means each parcel of real property described on Annex I of any Lease Supplement, and includes all Appurtenant Rights attached thereto.

         "Land Acquisition Cost" means, with respect to any Property, the amount of the Advance funded to the Construction Agent for the purpose of acquiring the portion of such Property constituting Land and paying Transaction Expenses in connection therewith, as such amount is set forth in the Funding Request relating to the acquisition of such Property.

         "Land Appraisal" means, with respect to each Property, an appraisal prepared by the Appraiser of the Land portion of such Property, which Land Appraisal complies in all material respects (as determined by the judgment of counsel to the Lenders and the

Lessor) with all of the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, the rules and regulations adopted pursuant thereto, and all other applicable Requirements of Law, and will appraise the Fair Market Sales Value of such Land.

         "Lease Balance" means, as of any date of determination, an amount equal to (i) the sum of the Tranche A Loan Balance, the Tranche B Loan Balance, the Equity Balance and all other amounts owing by the Lessee to the Lessor under the Operative Documents, including without limitation, accrued and unpaid Basic Rent and Supplemental Rent, if any, less (ii) the sum of all payments received by the Lessor and/or the Lenders on account of payments to reduce the Tranche A Loan Balance, the Tranche B Loan Balance and the Equity Balance, including reductions resulting from payments by the Lessee, proceeds from the sale of the Property and/or amounts realized from the collateral pledged pursuant to the Cash Collateral Agreement.

         "Lease Default" means any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Lease Event of Default.

         "Lease Event of Default" is defined in Section 16.1 of the Master
Lease.

         "Lease Supplement" means each Lease Supplement substantially in the form of Exhibit A to the Master Lease, dated as of an Acquisition Date and covering the Property being acquired on such Acquisition Date.

         "Lenders" means, collectively, the Tranche A Lenders and the Tranche B Lenders.

         "Lender Financing Statement" means UCC financing statements appropriately completed and executed for filing in the applicable jurisdiction in order to perfect a security interest in favor of the Tranche B Lenders in the Equipment located on the Property or in any Improvements on the Property.

         "Lender Deed of Trust" means the Deed of Trust executed by the Lessor in favor of the Participation Agent.

         "Lessee" means Lam Research Corporation, a Delaware corporation, as Lessee or Mortgagor under the Master Lease and the Lease Supplements, and its successors and assigns expressly permitted under the Operative Documents.

         "Lessor" means IBJTC Leasing Corporation-BSC, a New York corporation, as Lessor or Mortgagee under the Master Lease and Lease Supplements.

         "Lessor Basic Rent" means the amount of accrued Equity Yield due on the Equity Amounts, determined in accordance with

Section 4.1 of the Participation Agreement as of any Payment Date and excluding any interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due and any fine, penalty, interest or cost assessed or added under any agreement with a third party for nonpayment or late payment of Basic Rent.

         "Lessor Commitment" means with respect to any Property, the Commitment of the Lessor to make available Equity Amounts in an aggregate principal amount not to exceed the amount set forth under the heading for such Property on
Schedule I of the Participation Agreement.

         "Lessor Financing Statements means UCC financing statements appropriately completed and executed for filing in the applicable jurisdiction in order to protect the Lessor's interest under the Master Lease to the extent the Master Lease is a security agreement.

         "Lessor Guarantee" means the Lessor Guarantee dated as of March 30, 1998 by The Industrial Bank of Japan Trust Company in favor of the Lessee.

         "Lessor Lien" means any Lien, true lease or sublease or disposition of title arising as a result of (a) any claim against the Lessor or any Participant not resulting from the transactions contemplated by the Operative Documents, (b) any act or omission of the Lessor or any Participant which is not required or permitted by the Operative Documents or is in violation of any of the terms of the Operative Documents, (c) any claim against the Lessor or any Participant, with respect to Taxes or Transaction Expenses against which Lessee is not required to indemnify Lessor or any Participant, in its individual capacity, pursuant to Article IX of the Participation Agreement or (d) any claim against the Lessor arising out of any transfer by the Lessor of all or any portion of the interest of the Lessor in the Properties or the Operative Documents other than the transfer of title to or possession of the Properties by the Lessor pursuant to and in accordance with the Master Lease, the Loan Agreement or the Participation Agreement or pursuant to the exercise of the remedies set forth in
Section 16.2 of the Master Lease.

         "LIBO Rate" means, relative to any Loan or Equity Amount for any Interest Period, (i) the rate quoted on Telerate Page 3750 at or about 11:00 a.m., London time, two Business Days prior to the beginning of such Interest Period, in an amount approximately equal to the amount of such Loan or Equity Amount to be advanced by the Lenders or the Lessor, as the case may be, and for a period approximately equal to such Interest Period or (ii) in the event the rate quoted by Telerate is discontinued or the rate cannot otherwise be identified, the Agent shall determine LIBO Rate based on the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered to three major commercial banks selected by the Agent, in the London interbank market at or about 11:00 a.m., London time, two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of such Loan or Equity Amount to be advanced by the Lenders or the Lessor and for a period approximately equal to such Interest Period.

         "LIBO Rate (Reserve Adjusted)" means, relative to any Loan or Equity Amount for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

                  LIBO Rate          =                   LIBO RATE
             (Reserve Adjusted)               1.00 - LIBOR Reserve Percentage

         The LIBO Rate (Reserve Adjusted) for any Interest Period will be determined by the Agent, on the basis of the LIBOR Reserve Percentage in effect on, and the applicable LIBO Rate obtained by the Agent, two Business Days before the first day of such Interest Period.

         "LIBOR Reserve Percentage" means, relative to any Interest Period, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities," as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

         "Lien" means any mortgage, deed of trust, pledge, security interest, encumbrance, lien, easement or servitude of any kind,including, without limitation, any irrevocable license, conditional sale or other title retention agreement, any lease in the nature thereof, or any other right of or arrangement with any creditor to have its claim satisfied out of any specified property or asset with the proceeds therefrom prior to the satisfaction of the claims of the general creditors of the owner thereof, whether or not filed or recorded.

         "Loans" means, collectively, the Tranche A Loans and the Tranche B
Loans.

         "Loan Agreement" means the Loan Agreement, dated as of the Documentation Date, between the Lessor, as borrower thereunder, and the Lenders.

         "Loan Agreement Default" means any event, act or condition which with notice or lapse of time, or both, would constitute a Loan Agreement Event of Default.

         "Loan Agreement Event of Default" is defined in Section 6 of the Loan Agreement.

         "Loan Balance" means, as of any date of determination, an amount equal to (i) the sum of the outstanding Loans together with all accrued and unpaid interest thereon, less (ii) the sum of all payments received by the Lessor and/or Lenders on account of payments to reduce the Loan Balance, including reductions resulting from payments by the Lessee, proceeds from the sale of the Property and/or amounts realized from the collateral pledged pursuant to the Cash Collateral Agreement.

         "Loan Commitments" means collectively, the Tranche A Loan Commitments and the Tranche B Loan Commitments.

         "Loan Documents" means the Loan Agreement and the Notes.

         "Marketing Period" means with respect to any Property, the period commencing on the date 360 days or more prior to the Expiration Date with respect to such Property and/or more ending on such Expiration Date.

         "Master Lease" means the Master Lease and Mortgage, dated as of March 27, 1996, between the Lessor and the Lessee, covering the Properties, as amended, modified or supplemented from time to time and as of the Documentation Date by the Amendment to Master Lease, and as further amended, modified or supplemented from time to time.

         "Material" and "Materially" mean material to (i) the ability of the Lessee to perform its obligations under the Operative Documents to which it is a party, or (ii) the value or condition of any Property.

         "Material Assets" means with respect to any Person all material interests in any kind of material property or asset, whether real, personal or mixed, or tangible or intangible.

         "Maturity Date" means, with respect to Loans and Equity Amounts relating to any Property, March 27, 2003; provided, however, that if the Expiration Date with respect to such Property has been extended in accordance with Article XIX of the Master Lease, then the Maturity Date for the Loans and Equity Amounts relating to such Property shall be the last day of the then current Renewal Term for such Property.

         "Modifications" is defined in Section 10.1 of the Master Lease.

         "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the Controlled Group during such five year period.

         "Net Proceeds" means all amounts received by the Lessor in connection with any Casualty or Condemnation or any sale of the Property pursuant to the Lessor's exercise of remedies under Section 16.2 of the Master Lease or the Lessee's exercise of the Remarketing Option under Article XX of the Master Lease, and all interest earned thereon, less the reasonable expense of claiming and collecting such amounts, including all reasonable costs and expenses in connection therewith for which the Lessor or any Participant is entitled to be reimbursed pursuant to the Master Lease.

         "Notes" means, collectively, the Tranche A Notes and the Tranche B
Notes.

         "Obligations" means all obligations (monetary or otherwise) of the Lessee arising under or in connection with any of the Operative Documents.

         "Operative Document" means the following:

                  (a)     the Participation Agreement;
                  (a)     the Master Lease;
                  (b)     each Lease Supplement;
                  (c)     the Loan Agreement;
                  (d)     the Notes;
                  (e)     the Assignment of Leases and Rents;
                  (f)     the Deeds;
                  (g)     the Deed of Trust;
                  (h)     the Construction Agency Agreement;
                  (i)     Construction Agency Agreement Assignment;
                  (j)     each Construction Agency Agreement Supplement;
                  (k)     the Cash Collateral Agreement;
                  (l)     Amendment to Master Lease;
                  (m)     each Amendment to Lease Supplement.

         "Organic Document" means, relative to any Person, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock.

         "Original Lenders" means each of the lenders party to the Original Loan Agreement as of the Refinancing Date.

         "Original Loan Agreement" means the Loan Agreement, dated as of March 27, 1996, among the Lessor, as borrower thereunder, the financial institutions party thereto and the Industrial Bank of Japan, Limited, San Francisco Agency, as Agent.

         "Outside Completion Date" means, with respect to any Property, the ten month anniversary of the Acquisition Date with respect thereto.

         "Overdue Rate" means, with respect to any Loan or Equity Amount, the Alternate Base Rate for such Loan or Equity Amount plus 2.0%.

         "Participants" means, collectively, the Tranche A Lenders, the Tranche B Lenders and the Lessor.

         "Participation Agent" means IBJTC Leasing Corporation-BSC, as Participation Agent for the Participants.

         "Participation Agreement" means the Amended and Restated Participation Agreement dated as of March 30, 1998 among the Lessee, as Lessee and Construction Agent, Lessor and the Lenders.

         "Participant Balance" means, with respect to any Participant as of any date of determination: (a)(i) with respect to any Tranche A Lender, an amount equal to the aggregate outstanding Tranche A Loans of such Tranche A Lender, together with all accrued and unpaid interest thereon (a "Tranche A Participant Balance"), (ii) with respect to any Tranche B Lender, an amount equal to the aggregate outstanding Tranche B Loans of such Tranche B Lender, together with all accrued and unpaid interest thereon (a "Tranche B Participant Balance"), or
(iii) with respect to the Lessor, an amount equal to the aggregate outstanding Equity Amounts, together with all amounts of accrued and unpaid Equity Yield thereon (a "Lessor Participant Balance"), less (b) the sum of all payments received by the Lessor and/or the Lenders on account of payments to reduce the amounts referred to in subparagraph (a) above, including reductions resulting from payments resulting from Lessee, proceeds from the sale of the Property, and/or amounts realized from the collateral pledged pursuant to the Cash Collateral Agreement.

         "Payment Date" means (a) any Scheduled Payment Date and (b) any date on which interest is payable pursuant to Section 2.6(c)(ii) of the Loan Agreement in connection with any prepayment of the Loans.

         "Payment Office" means the office of each Participant identified on
Schedule IV to the Participation Agreement as its Payment Office.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Pension Plan" means a "pension plan," as such term is defined in section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which the Lessee-or any corporation, trade or business that is, along with the Lessee, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

         "Permitted Asset Liens" means, with respect to all Material Assets other than the Property, any of the following: (i) Liens for taxes, assessments or governmental charges or levies not yet delinquent or which are being contested in good faith, (ii) utility, access and other easements and rights of way, and Liens imposed by law but not yet having attached to any real property or leasehold easement not interfering with the operation of Material Assets, such employees and repairman's Liens and other similar Liens arising in the ordinary course of business of the Lessee and securing obligations that have not remained unpaid for more than 60 days from the date the same shall have become due; (iii) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations of the Lessee; and (iv) other Liens or encumbrances deemed acceptable by the Lenders and the Lessor.

         "Permitted Exceptions" means Liens of the types described in clauses
(i), (ii), (iii) and (v) of the definition of Permitted Liens and Liens described on the title insurance policy (other than Liens described in clause
(iv) or (vi) of the definition of Permitted Liens) that are consented to by the Lessor and each Participant.

         "Permitted Liens" means, with respect to any Property, any of the following:

         (i) the respective rights and interests of the parties to the Operative Documents as provided in the Operative Documents (including without limitation, the Lender Deeds of Trust);

         (i) the rights of any sublessee under a sublease not prohibited by the terms of the Master Lease;

         (ii) Liens for Taxes that either are not yet delinquent or are being contested in accordance with the provisions of Section 12.1 of the Master Lease;

         (iii) Liens arising by operation of law, materialmen's, mechanics', workers', repairmen's, employees', carriers', warehousemen's and other like Liens relating to the construction of the Improvements or in connection with any Modifications or arising in the ordinary course of business for amounts that either are not more than 60 days past due or are being diligently contested in good faith by appropriate proceedings, so long as such proceedings satisfy the conditions for the continuation of proceedings to contest Taxes set forth in Section 12.1 of the Master Lease;

         (iv) Liens of any of the types referred to in clause (iv) above that have been bonded for not less than the full amount in dispute (or as to which other security arrangements reasonably satisfactory to the Lessor have been made), which bonding (or arrangements) shall comply with applicable Requirements of Law, and has effectively stayed any execution or enforcement of such Liens;

         (v) Liens arising out of judgments or awards with respect to which appeals or other proceedings for review are being prosecuted in good faith and for the payment of which adequate reserves have been provided as required by GAAP or other appropriate provisions have been made, so long as such proceedings have the effect of staying the execution of such judgments or awards and satisfy the conditions for the continuation of proceedings to contest set forth in
Section 12.1 of the Master Lease;

         (vi) easements, rights of way and other encumbrances on title to real property pursuant to Section 11.2 of the Master Lease;

         (vii)  Lessor Liens;

         (viii)  Liens created with the consent of the Lessor; and

         (ix) Liens described on the title insurance policy delivered with respect to such Property pursuant to Section 6.1(w) of the Participation Agreement other than Liens described in clause (iv) or (vi) above that are not removed within 40 days of their origination.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or any other entity.

         "Plans and Specifications" means, with respect to each Property, the preliminary plans and specifications for the Construction thereof, as more particularly described in Schedule 2 to the Construction Agency Agreement Supplement applicable to such Property, as the same may be modified, amended or supplemented in accordance with the Operative Documents prior to the Completion Date for such Property.

         "Property" means Property No. 1, Property No. 2 or any improvements thereon acquired by the Lessor pursuant to the Operative Documents, and "Properties" means each Property, collectively.

         "Property Appraisal" means, with respect to each Property, an appraisal prepared by the Appraiser of such Property as if improved in accordance with the Plans and Specifications, which Property Appraisal complies in all material respects (as determined by the judgment of counsel to the Lenders and the Lessor) with all of the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, the rules and regulations adopted pursuant thereto, and all other applicable Requirements of Law, and will appraise the Fair Market Sales Value of such Property as built in accordance with the Plans and Specifications therefor.

         "Property Balance" means, with respect to the Property, as of any date of termination, an amount equal to (i) the sum of the Tranche A Loan Balance, the Tranche B Loan Balance, the Equity Balance and all other amounts owing by the lessee to the Lessor under the Operative Documents, including without limitation, accrued and unpaid Basic Rent and Supplemental Rent, if any, less
(ii) the sum of all payments received by the Lessor on account of payments to reduce the Tranche A Loan Balance, the Tranche B Loan Balance and the Equity Balance, including reductions resulting from payments by the Lessee, proceeds from the sale of the Property and/or amounts realized from the collateral pledge pursuant to the Cash Collateral Agreement.

         "Property Cost" means, with respect to any Property, the sum of the Land Acquisition Cost and the Property Improvement Costs for such Property.

         "Property Improvement Costs" means, with respect to any Property, the aggregate amount of Advances funded to the Construction Agent for the purpose of constructing Improvements on such Property and paying all costs related thereto.

         "Property No. 1" is defined in the first recital of the Master Lease.

         "Property No. 2" is defined in the second recital of the Master Lease.

         "Purchase Notice" means an irrevocable written notice by the Lessee delivered to the Lessor pursuant to Section 18.1 of the Master Lease, notifying the Lessor of the Lessee's intention to exercise its Early Purchase Option, and identifying the Property or Properties to be purchased in accordance therewith and the proposed purchase date therefor.

         "Recourse Amount" means, with respect to any Property as of any date, the sum of (i) the aggregate amount of then outstanding Tranche A Loans allocable to such Property together with all accrued and unpaid interest thereon, and (ii) all Supplemental Rent (including Break Costs) other than any Property Balance or Shortfall Amount relating to any amounts outstanding under the Tranche B Loan Balance or Equity Balance, then due and owing.

         "Refinancing Date" is defined in Section 2.2 of the Participation Agreement.

         "Release" means any release, pumping, pouring, emptying, injecting, escaping, leaching, dumping, seepage, spill, leak, flow, discharge, disposal or emission of a Hazardous Substance.

         "Remarketing Option" is defined in Section 20.1 of the Master Lease.

         "Renewal Term" is defined in Section 19.1 of the Master Lease.

         "Rent" means, collectively, the Basic Rent and the Supplemental Rent, in each case payable under the Master Lease.

         "Reportable Event" shall have the meaning given to that term in ERISA and applicable regulations thereunder.

         "Required Modification" is defined in clause (i) of Section 10.1 of the Master Lease.

         "Required Participants" means, at any time, (i) Tranche A Lenders holding at least 66 2/3% of the aggregate outstanding principal amount of Tranche A Loans, together with Tranche B Lenders holding at least 66 2/3% of the aggregate outstanding principal amount of Tranche B Loans and the Lessor (ii) if no such principal amount of Loans is then outstanding, Tranche A Lenders having at least 66 2/3% of the aggregate Tranche A Loan Commitments, together with Tranche B Lenders having at least 66 2/3% of the aggregate Tranche B Loan Commitment and the Lessor.

         "Requirement of Law" means all Federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting any Property, the Improvements or the demolition, Construction, use or alteration thereof, whether now or hereafter enacted and in force, including any that require repairs, modifications or alterations in or to any Property or in any way limit the use and enjoyment thereof (including all building, zoning and fire codes and the Americans with Disabilities Act of 1990, 42 U.S.C. Section 1201 et seq. and any other similar Federal, state or local laws or ordinances and the regulations promulgated thereunder) and any that may relate to environmental requirements including all Environmental Laws), and all permits, certificates of occupancy, licenses, authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments which are either of record or known to the Lessee affecting any Property, the Appurtenant Rights and any easements, licenses or other agreements entered into pursuant to Section 11.2 of the Master Lease.

         "Responsible Employee" means, relative to the Lessee, those of its officers or employees responsible for any Property whose signature and incumbency or position shall have been certified to the Participants.

         "Responsible Employee's Certificate" means a certificate signed by any Responsible Employee, which certificate shall certify as true and correct the subject matter being certified to in such certificate.

         "Scheduled Payment Date" means as to any Loan or Equity Amount, the last day of each applicable Interest Period and the Maturity Date.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

         "Shortfall Amount" means, as of the Maturity Date, the amount of the Lease Balance remaining after the completion of a sale of the Property pursuant to Article XX of the Master Lease, the payment by the Lessee of the Recourse Amount under Section 20.1(k) of the Master Lease and the payment of all costs and expenses related to the sale of the Property.

         "Significant Casualty" means a Casualty that in the reasonable, good faith judgment of the Lessor either (a) taking into account restoration that may be made under Applicable Law, nonetheless renders the related Property unsuitable for continued use as property of the type of such Property immediately prior to such Casualty or (b) is so substantial in nature that restoration of the related Property to substantially its condition as existed immediately prior to such Casualty would be impracticable or impossible.

         "Significant Condemnation" means (a) a Condemnation that involves a taking of the Lessor's entire title to the related Land, or (b) a Condemnation that in the reasonable, good faith judgment of the Lessor either (i) taking into account restoration that may be made under Applicable Law, nonetheless renders the related Property unsuitable for continued use as property of the type of such Property immediately prior to such Condemnation or (ii) is such that restoration of the related Property to substantially its condition as existed immediately prior to such Condemnation would be impracticable or impossible.

         "Solvent" means with respect to any Person on a particular date, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, Contingent Liabilities, of such Person, (ii) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of Contingent Liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability taking into account any subrogation and contribution rights.

         "Submitted Financial Statements" means the financial statements of Lam Research Corporation for the fiscal year ended December 31, 1997, which were audited by Ernst & Young, copies of which have been delivered to the Lenders and the Lessors.

         "Subordinated Debt" means (a) the Lessee's $66,000,000 Six Percent (6%) Convertible Subordinated Debentures due 2003 (b) the Lessee's $310,000,000 Five Percent (5%) Convertible Subordinated Notes Due 2002, and (c) any other subordinated debt permitted by Subparagraph 5.02(a)(xi) of the Credit Agreement (or any amendment thereof permitted under Section 10.2(a) of the Participation Agreement).

         "Sub-Participant" is defined in Section 12.2 of the Participation Agreement.

         "Subsidiary" means, with respect to any Person, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person, or (ii) any partnership, joint venture, limited liability company or other entity as to which such Person, directly or indirectly, owns more than a 50% ownership, equity or similar interest of has the power to direct or cause the direction of management and policies, or the power to elect the managing general partner or the equivalent), of such partnership, joint venture, limited liability company or other entity, as the case may be.

         "Subtenant" is defined in Section 6.2 of the Master Lease.

         "Supplemental Rent" means all amounts, liabilities and obligations (other than Basic Rent) which Lessee assumes or agrees to pay to Lessor or any other Person under the Master Lease, or under any of the other Operative Documents, including, without limitation, Commitment Fees, Break Costs, any Recourse Amount, any Property Balance, the Shortfall Amount, amounts due pursuant to Section 13.2 of the Participation Agreement and payments pursuant to
Section 15.2 of the Master Lease and Articles XVIII and XX of the Master Lease.

         "Tax Indemnitee" means the Lessor and each Lender.

         "Taxes" is defined in the definition of Impositions.

         "Term" is defined in Section 2.3 of the Master Lease.

         "Termination Date" is defined in Section 16.2(e) of the Master Lease.

         "Termination Notice" is defined in Section 15.1 of the Master Lease.

         "Tranche A Lender Basic Rent" means, as determined as of any Payment Date, the interest due on the Tranche A Loans, determined in accordance with
Section 2.6 of the Loan Agreement and including any interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due and any fine, penalty, interest or cost assessed or added under any agreement with a third party for nonpayment or late payment of Basic Rent.

         "Tranche A Lenders" means, collectively, the various financial institutions as are or may from time to time become parties to the Loan Agreement as Tranche A Lenders.


         "Tranche A Loan Balance" means, as of any day of the termination, an amount equal to (i) the sum of the outstanding Tranche A Loans together with all accrued and unpaid interest thereon, less (ii) the sum of all payments received by the Lessor and/or the Lenders on account of payments to reduce the Tranche A Loans, including reductions resulting from payments by the Lessee, proceeds from the sale of the Property, and/or amounts realized from the collateral pledged pursuant to the Cash Collateral Agreement.

         "Tranche A Loan Commitment" means with respect to any Property the Commitment of each Tranche A Lender to make Tranche A Loans with respect to such Property to the Lessor at the request of the Lessee in an aggregate principal amount not to exceed the amount set forth under the heading for such Property on Schedule I to the Participation Agreement.

         "Tranche A Loans" is defined in Section 2.1 of the Loan Agreement.

         "Tranche A Notes" is defined in Section 2.4 of the Loan Agreement.

         "Tranche B Lender Basic Rent" means, as determined as of any Payment Date, the interest due on the Tranche B Loans, determined in accordance with
Section 2.6 of the Loan Agreement and including any interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due and any fine, penalty, interest or cost assessed or added under any agreement with a third party for nonpayment or late payment of Basic Rent.

         "Tranche B Lenders" means, collectively, the various financial institutions as are or may from time to time become parties to the Loan Agreement as Tranche B Lenders.

         "Tranche B Loan Balance" means, as of any day of the termination, an amount equal to (i) the sum of the outstanding Tranche B Loans together with all accrued and unpaid interest thereon, less (ii) the sum of all payments received by the Lessor on account of payments to reduce the Tranche B Loans, including reductions resulting from payments by the Lessee, proceeds from the sale of the Property, and/or amounts realized from the collateral pledge pursuant to the Cash Collateral Agreement.

         "Tranche B Loan Commitment" means with respect to any Property the Commitment of each Tranche B Lender to make Tranche B Loans with respect to such Property to the Lessor at the request of the Lessee in an aggregate principal amount not to exceed the amount set forth under the heading for such Property on
Schedule I to the Participation Agreement.

         "Tranche B Loans" is defined in Section 2.1(b) of the Loan Agreement.

         "Tranche B Notes" is defined in Section 2.4 of the Loan Agreement.

         "Transaction Expenses" means the following:

         (a) the legal fees of Pillsbury Madison & Sutro LLP, counsel for the Lessor, the Agent and the Participation Agent (in the maximum amount of $50,000, excluding all out-of-pocket expenses and disbursements) in negotiating the terms of the Operative Documents and the other transaction documents, preparing for the closing under, and rendering opinions in connection with, such transactions and in rendering-other services customary for counsel representing parties to transactions of the types involved in the transactions contemplated by the Operative Documents;

         (a) the reasonable fees, out-of-pocket expenses and disbursements of any law firm or other external counsel, and (without duplication) the reasonable allocated cost of internal legal services and all disbursements of internal counsel of each of the Lessor, the Agent and the Participation Agent and to the extent that an Event of Default has occurred and such services are rendered in connection with such default each Lender in connection with (1) any amendment, supplement, waiver or consent with respect to any Operative Documents requested or approved by the Lessee and (2) any to the extent an Event of Default has occurred enforcement of any rights or remedies against the Lessee in respect of the Operative Documents;

         (b) any and all Taxes and fees incurred in recording, registering or filing any Operative Document or any other transaction document, any deed, declaration, mortgage, security agreement, notice or financing statement with any public office, registry or governmental agency in connection with the transactions contemplated by the Operative Documents;

         (e) any title fees, premiums and escrow costs and other expenses relating to title insurance and the closings contemplated by the Operative Documents;

         (f) all expenses relating to all Environmental Audits;

         (g) fees and other expenses relating to Land Appraisals and Property Appraisals to the extent such Land Appraisals and Property Appraisals are required under the Operative Documents.

         "Trigger Event" is defined in Section 2.9 of the Construction Agency Agreement.

         "UCC Financing Statements" means collectively the Lender Financing Statements and the Lessor Financing Statements.

         "Uniform Commercial Code" and "UCC" means the Uniform Commercial Code as in effect in any applicable jurisdiction.

         "Welfare Plan" means a "welfare plan," as such term is defined in section 3(1) of ERISA.

                                                                        1051i

                            CASH COLLATERAL AGREEMENT


         THIS CASH COLLATERAL AGREEMENT (the "Cash Collateral Agreement"), dated as of March 30, 1998, is entered into between LAM RESEARCH CORPORATION, a Delaware corporation ("Lessee"), IBJTC LEASING CORPORATION-BSC, in its capacity as Participation Agent for the Participants (as defined below) (in such capacity, the "Participation Agent") and the financial institutions which are from time to time lenders under the Participation Agreement referred to in the first recital below (collectively, the "Lenders") and which become parties to this Cash Collateral Agreement by completing, executing and delivering to Lessee and the Participation Agent a Supplement to this Cash Collateral Agreement in the form of Attachment 1 hereto (a "Supplement"),

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Amended and Restated Participation Agreement, dated as of March 30, 1998 (the "Participation Agreement") among Lessee, IBJTC Leasing Corporation-BSC, as Lessor (the "Lessor") and Participation Agent, The Industrial Bank of Japan, Limited (and its permitted successors, assigns and transferees (collectively, the "Lenders")) and The Industrial Bank of Japan Limited, San Francisco Agency as Agent, Lessor and the Participants have agreed to provide certain lease facilities to Lessee upon the terms and subject to the conditions set forth therein; and

         WHEREAS, pursuant to Section 2.1 of the Participation Agreement, Lessee is required to deliver cash collateral to secure the Loan Obligations under the Loan Agreement and the other Operative Documents; and

         WHEREAS, the Lessee is entering into this Cash Collateral Agreement pursuant to Section 2.1 of the Participation Agreement;

         NOW, THEREFORE, for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions and Interpretation. When used in this Cash Collateral Agreement, the following terms shall have the following respective meanings:

         "Account" shall mean a certificate of deposit, deposit account or other account established and maintained by Lessee with any Depositary Bank pursuant to this Cash Collateral Agreement.

         "Account Office" shall mean, with respect to any Account maintained by any Depositary Bank, the office of such Depositary Bank at which such Account is maintained.

         "Agent" shall have the meaning given to that term in the introductory paragraph hereof.

         "Cash Collateral" shall mean and include all cash of Lessee equal to the current Loan Balance which Lessee has delivered to a Depositary Bank pursuant to this Cash Collateral Agreement and all forms of investments of such cash by such Depositary Bank on behalf of Lessee, including, without limitation, Accounts issued or maintained by such Depositary Bank.

         "Collateral" shall have the meaning given to that term in section 2 hereof.

         "Depositary Bank" shall mean to the extent any such Person holds Cash Collateral pursuant to this Cash Collateral Agreement, (a) a Lender or (b) if, at any time, any Participant is an affiliate of a bank but not itself a bank, then a bank affiliate of such Participant acting in lieu of such Participant.

         "Lessee" shall have the meaning given to that term in the introductory paragraph hereof.

         "Lessor" shall have the meaning given to that term in the first recital hereof.

         "Loan Obligations" means all obligations (monetary or otherwise) of the Lessee or the Lessor arising under on in connection with the Loan Agreement.

         "Notice of Security Interest" shall have the meaning given to that term in the Subparagraph 3(e) hereof.

         "Participants" shall have the meaning given to that term in the introductory paragraph hereof.

         "Participation Agreement" shall have the meaning given to that term in the first recital hereof.

         "Supplement" shall have the meaning given to that term in the introductory paragraph hereof.

         "Tranche B Obligations" shall mean all obligations of the Lessor to pay principal and interest on the Tranche B Notes.

         "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time.

         "Value" shall mean, with respect to any Cash Collateral at any time, the current principal amount of such Cash Collateral.

Capitalized terms used but not otherwise defined in this Cash Collateral Agreement have the respective meanings specified in

Appendix A to the Participation Agreement; and the rules of interpretation set forth in Appendix A to the Participation Agreement shall apply to this Cash Collateral Agreement.

         2. Grant of Security Interest. As security for the Loan Obligations, Lessee hereby pledges and assigns to the Participation Agent (for the benefit of the Lenders) and grants to the Participation Agent (for the benefit of Lenders) a security interest in all right, title and interest of Lessee in and to the following property, whether now owned or hereafter acquired (collectively and severally, the "Collateral"):

         (a) All Accounts and other Cash Collateral; all documents, instruments and agreements evidencing the same; all extensions, renewals, modifications and replacements of the foregoing; and all interest and other amounts payable in connection therewith; and

         (b) All proceeds of the foregoing (including, without limitation, whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

The pledge, assignment and grant of a security interest made by Lessee hereunder is for security of the Loan Obligations only. The parties hereto do not intend for the Collateral to constitute advance payment of any Obligations or liquidated damages nor do the parties intend for the Collateral to increase the Obligations owed by Lessee to Lessor under the Operative Documents.

         3. Delivery and Maintenance of Cash Collateral. Lessee shall deliver Cash Collateral only to, and Cash Collateral may be maintained only by, a Depositary Bank, subject to the following terms and conditions:

         (a) No Lender may, at any time, hold Cash Collateral having a Value which exceeds such Lender's Commitment Percentage of the aggregate Value of all Cash Collateral held by all Depositary Banks at such time.

         (b) No Person may act as a Depositary Bank hereunder unless at or prior to the time such Person is to receive its initial delivery of Cash Collateral, such Person has become a party to this Cash Collateral Agreement by completing, executing and delivering to Lessee and the Participation Agent a Supplement in the form of Attachment 1.

         (c) No Depositary Bank may maintain Cash Collateral in any Account unless, at or prior to the time such Depositary Bank receives Cash Collateral for inclusion in such Account:

                  (i) the Participation Agent and Lessee have completed, executed and delivered to such Depositary Bank a Notice of Security Interest in the form of Attachment 2 (a "Notice of Security Interest") which specifically identifies such Account; and

                  (ii) such Depositary Bank has executed the Acknowledgement and Agreement at the end of such Notice of Security Interest and returned the same to the Participation Agent.

         (d) Unless a Default or an Event of Default has occurred and is continuing, Lessee shall direct each Depositary Bank holding Cash Collateral to hold such Cash Collateral in the form of certificates of deposit issued by such Depositary Bank or time deposit accounts of such Depositary Bank and the term of each such investment (each, a "Term") shall be for consecutive one (1) month or three (3) month periods; provided, however, that any such period shall end on the last day of each Interest Period. If a Default or an Event of Default has occurred and is continuing, all Cash Collateral shall, at the end of the current terms of all investments thereof, be maintained in time deposit accounts with terms not exceeding one (1) week. Each such certificate of deposit or time deposit account shall bear interest on each Payment Date in an amount at least equal to the LIBO Rate (Reserve Adjusted) for the Loans due and owing on such Payment Date. Such interest shall be applied in accordance with Section 4.5 of the Participation Agreement.

         (e) Lessee and the Participation Agent agree that (i) the possession by a Depositary Bank of any money, instruments, chattel paper or other property constituting Collateral or evidencing Collateral shall be deemed to be possession by the Participation Agent or a person designated by the Participation Agent, for purposes of perfecting the security interest granted to the Participation Agent hereunder pursuant to Section 9305 of the Uniform Commercial Code and (ii) notifications to a Depositary Bank by other Persons holding any such property, and acknowledgements, receipts or confirmations from any such Persons delivered to a Depositary Bank, shall be deemed notifications to, or acknowledgements, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of such Depositary Bank for the benefit of the Participation Agent for the purposes of perfecting such security interests under applicable law.

         (f) All amounts of Cash Collateral held in one or more Accounts shall be amounts payable in Dollars.

         4. Withdrawal of Cash Collateral. Lessee may not withdraw Cash Collateral from a Depositary Bank, except as follows:

         (a) If the representations and warranties of any Depositary Bank set forth in Subparagraph 5(b) cease to be true and correct at any time, Lessee or the Participation Agent may direct such Depositary Bank to transfer all Cash Collateral then held by such Depositary Bank to the Participation Agent to be held by the Participation Agent pursuant to this Cash Collateral Agreement. If the representations and warranties of the Participation Agent, as a Depositary Bank, set forth in Subparagraph 5(b) cease to be true and correct at any time, Lessee may direct the Participation Agent to transfer all Cash Collateral then held by the Participation Agent to another Depositary Bank to be held by such Depositary Bank pursuant to this Cash Collateral Agreement and, in such case, the amount limitation for such other Depositary Bank set forth in Subparagraph 3(a) shall be suspended.

         (b) If no Default or Event of Default has occurred and is continuing, Lessee may withdraw Cash Collateral from any Depositary Bank, free and clear of all liens and security interests hereunder, provided that:

                  (i) such withdrawal (together with any substantially concurrent withdrawals of Cash Collateral from other Depositary Banks) does not cause the Value of the Cash Collateral then held by the Depositary Bank to be less than the current Loan Balance;

                  (ii) the Lessee gives such Depositary Bank and the Participation Agent at least three (3) Business Days prior written notice of such withdrawal; and

                  (iii) the Lessee shall not make more than three (3) withdrawals from each Depositary Bank in any calendar quarter.

If Lessee withdraws any Cash Collateral from an Account prior to the last day of any Term thereof, Lessee shall pay to the Depositary Bank at which such Account was maintained all applicable early withdrawal penalties and other breakage charges specified at or prior to the time such Account was initially established.

         5. Representations and Warranties.

         (a) Lessee represents and warrants to Lessor and the Participation Agent as follows:

                  (i) Lessee is the legal and beneficial owner of the Collateral (or, in the case of after-acquired

         Collateral, at the time Lessee acquires rights in the Collateral, will be the legal and beneficial owner thereof). No other Person has (or in the case of after-acquired Collateral, at the time Lessee acquires rights therein, will have) any right, title, claim or interest (by way of Lien, purchase option or otherwise) in, against or to the Collateral.

                  (ii) The Participation Agent has (or in the case of after-acquired Collateral, at the time Lessee acquires rights therein, will have) a first priority perfected security interest in the Collateral.

                  (iii) Lessee has delivered to the Participation Agent, together with all necessary stock powers, endorsements, assignments and other necessary instruments of transfer, the originals of all documents, instruments and agreements evidencing Cash Collateral.

                  (iv) Lessee's chief executive office is located at 4650 Cushing Parkway, Fremont, California 94538.

         (b) Each Depositary Bank represents and warrants to Lessee and the Participation Agent as follows:

                  (i) Such Depositary Bank is a commercial bank organized under the laws of the United States of America or a State thereof or under the laws of another country which is doing business in the United States of America and has the power to issue and maintain Accounts.

                  (ii) Such Depositary Bank has a combined capital, surplus and undivided profits of at least $500,000,000.

                  (iii) With respect to each Notice of Security Interest acknowledged by such Depositary Bank, at the time of such acknowledgement (A) the information regarding Account(s) maintained by such Depositary Bank which is set forth in such Notice of Security Interest will be accurate, (B) such Account(s) will be currently open,
         (C) certificates of deposit or time deposit accounts of the type contemplated by this Cash Collateral Agreement are and will be available to the Lessee, and (D) Depositary Bank will have no prior notice of any other security interest, Lien or interest in such Account(s).

                  (iv) All actions necessary to perfect the security interest of the Participation Agent in each Account established or maintained by such Depositary Bank will have been taken under the laws of the jurisdiction in which the applicable Account Office(s) is (are) located at or prior to the time such Depositary Bank acknowledges the Notice of Security Interest relating to such Account.

         6. Covenants.

         (a) Lessee hereby agrees as follows:

                  (i) Lessee, at Lessee's expense, shall promptly procure, execute and deliver to the Participation Agent all documents, instruments and agreements and perform all acts which are necessary or desirable, or which the Participation Agent may request, to establish, maintain, preserve, protect and perfect the Collateral, the security interest granted to the Participation Agent therein and the first priority of such security interest or to enable the Participation Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the preceding sentence, Lessee shall (A) procure, execute and deliver to the Participation Agent all stock powers, endorsements, assignments, financing statements and other instruments of transfer requested by the Participation Agent and (B) deliver to the Participation Agent promptly upon receipt all originals of Collateral consisting of instruments, documents and chattel paper.

                  (ii) Lessee shall not use or permit any Collateral to be used in violation of (A) any provision of the Participation Agreement, this Cash Collateral Agreement or any other Operative Document or (B) any Applicable Law where such use might have a Material adverse effect.

                  (iii) Lessee shall pay promptly when due all taxes and other governmental charges, all liens and all other charges now or hereafter imposed upon, relating to or affecting any Collateral.

                  (iv) Without thirty (30) days' prior written notice to the Participation Agent, Lessee shall not change Lessee's name or place of business (or, if Lessee has more than one place of business, its chief executive office).

                  (v) For each time deposit account and certificate of deposit maintained by Lessee pursuant to this Cash Collateral Agreement, Lessee shall (A) execute and deliver to the Depository Bank at which such Account is maintained a Notice of Security Interest in the form of Attachment 2 hereto and (B) cause the Depositary Bank to execute and deliver to the Participation Agent an Acknowledgment and Agreement in the form set forth in such Notice of Security Interest.

                  (vi) Lessee shall appear in and defend any action or proceeding which may affect its title to or the Participation Agent's interest in the Collateral.

                  (vii) Subject to Lessee's withdrawal rights hereunder, Lessee shall not surrender or lose possession of (other than to the Participation Agent or a Depositary Bank pursuant hereto), sell, encumber, lease, rent, option, or otherwise dispose of or transfer any Collateral or right or interest therein except as permitted in the Participation Agreement, and, notwithstanding any provision of the Participation Agreement, Lessee shall keep the Collateral free of all Liens.

         (b) Each Depositary Bank hereby agrees as follows:

                  (i) Such Depositary Bank shall notify Lessee, Lessor and the Participation Agent if the representations and warranties made by such Depositary Bank pursuant to the Supplement signed by such Depositary Bank and in Subparagraph 5(b) hereof cease to be true and correct.

                  (ii) Such Depositary Bank shall hold all Cash Collateral and other Collateral received by it for the Participation Agent and as the Participation Agent's bailee.

                  (iii) Such Depositary Bank shall make a notation in its books and records of the Participation Agent's interest in the Collateral held by such Depositary Bank.

                  (iv) Such Depositary Bank shall take such other steps as the Participation Agent may reasonably request to perfect its security interest in the Collateral held by such Depositary Bank. Prior to its receipt of any Cash Collateral to be maintained in an Account, such Depositary Bank shall notify the Participation Agent of any steps which must be taken under the laws of the jurisdiction in which the applicable Account Office(s) is (are) located to perfect the Participation Agent's security interest in such Account.

                  (v) Upon receipt of notice from the Participation Agent that an Event of Default has occurred, such Depositary Bank shall transfer and deliver to the Participation Agent or its nominee, together with all necessary endorsements, all or such portion of the Collateral as the Participation Agent shall direct.

         7. Authorized Action by the Participation Agent. Lessee hereby irrevocably appoints the Participation Agent as its attorney-in-fact and agrees that the Participation Agent may perform (but the Participation Agent shall not be obligated to and shall incur no liability to Lessee or any third party for failure so to do) any act which Lessee is obligated by this Cash Collateral Agreement to perform, and to exercise such rights and powers as Lessee might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process, preserve and enforce the Collateral; (d) pay any indebtedness of Lessee relating to the Collateral; and (e) execute UCC financing statements and other documents, instruments and agreements required hereunder; provided, however, that the Participation Agent may not exercise such powers unless an Event of Default has occurred and is continuing. Lessee agrees to reimburse the Participation Agent upon demand for all reasonable costs and expenses, including attorneys' fees, the Participation Agent may incur while acting as Lessee's attorney-in-fact hereunder, all of which costs and expenses are included in the Loan Obligations. Lessee agrees that such care as the Participation Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in the Participation Agent's possession; provided, however, that the Participation Agent shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other Person in connection with the Loan Obligations or with respect to the Collateral.

         8. Default and Remedies. Lessee shall be deemed in default under this Cash Collateral Agreement upon the occurrence and during the continuance of an Event of Default, as that term is defined in Appendix A to the Participation Agreement. In addition to all other rights and remedies granted to the Participation Agent by this Cash Collateral Agreement, the Participation Agreement, the other Operative Documents, the UCC and other Applicable Laws, the Participation Agent may, upon the occurrence and during the continuance of any Event of Default, exercise any one or more of the following rights and remedies:

         (a) the Participation Agent may collect, receive, appropriate or realize upon the Collateral or otherwise foreclose or enforce the Participation Agent's security interests in any or all Collateral in any manner permitted by Applicable Law or in this Cash Collateral Agreement to the extent permitted by Applicable Law;

         (b) the Participation Agent may notify the Depositary Bank to pay all or any portion of the Collateral held by the Depositary Bank directly to the Participation Agent; or

         (c) the Depositary Bank may, but only with the prior written authorization of the Participation Agent, setoff any or all amounts owed by Depositary Bank to Lessee on account of Collateral held by Depositary Bank against the portion of the Obligations owed to Depositary Bank;

The Participation Agent shall distribute the proceeds of all Collateral received by the Participation Agent after the occurrence of an Event of Default to Lessor for application to the Loan Obligations owed to the Lessor pursuant to the Participation Agreement. If any proceeds of Collateral remain after all Loan Obligations have been paid in full, the Participation Agent and the Depositary Bank holding such proceeds shall deliver the same to Lessee or other Person entitled thereto. In any case where notice of any sale or disposition of any Collateral is required, Lessee hereby agrees that seven (7) days notice of such sale or disposition is reasonable.

         Notwithstanding the foregoing, in the event Lessee shall exercise its Early Purchase Option under the Master Lease or should otherwise be obligated to purchase one or more of the Properties under the Master Lease, the Participation Agent shall distribute the proceeds of any and all Collateral to apply to the purchase price for such Property at the time of closing of the purchase of such Property, provided, however, that Lessee shall pay all other costs or expenses then due and owing on the sale of such Property. Nothing contained in this Cash Collateral Agreement shall limit Lessee's right to exercise its Early Purchase Option pursuant to Section 18.1 of the Master Lease following an Event of Default.

         Notwithstanding the foregoing, upon the exercise of any remedy by the Lessor after an Event of Default has occurred, which remedy shall subject the Lessee to the payment of the Loan Balance or Recourse Amount, the Participation Agent shall distribute the proceeds of any and all Collateral to the Lessor to apply to the payment of such Loan Balance or Recourse Amount.

         Notwithstanding the foregoing or any other term or provision contained in this Cash Collateral Agreement, the Participation Agent shall have no right to exercise any remedies against the Collateral with respect to the Tranche B Obligations unless a Lease Event of Default (other than a Financial Covenant Event of Default) or a Construction Agency Event of Default with respect to
Section 5.1(a) of the Construction Agency Agreement has occurred. Notwithstanding the foregoing, or any other term or provision of this Cash Collateral Agreement, on the Expiration Date, if Lessee has elected not to purchase the Properties pursuant to Section 18.2 of the Master Lease, the Participation Agent shall have no right to exercise any remedies against the Collateral with respect to the Tranche B Obligations unless a Lease Event of Default has occurred with respect to Section 16.1(a), (b), (g) or (h) of the Master Lease. In the event of any inconsistency between the immediately preceding two sentences and any other provision of this Cash Collateral Agreement, the terms of the immediately two preceding sentences shall prevail and the Participation Agent's rights under this Cash Collateral Agreement shall be limited as specified in such two immediately preceding sentences.

         Notwithstanding anything to the contrary in the Operative Documents,
(a) Lessee's obligation to make any payment on account of any Obligation under any of the Operative Documents shall be exonerated to the extent that the Lessee or any other Person shall have tendered, following any Lease Event of Default or Construction Agency Agreement Event of Default full and final payment of a like amount to the Participation Agent or the Lessor pursuant to the Operative Documents, and (b) that in no event shall Lessee be liable for any failure by the Lessor to pay any amounts to the Participation Agent or the Lenders, nor shall Lessee be liable for the unenforceability of the Obligations of the Lessor or the Lessee as a result of any of the following: (i) any act, omission, misrepresentation or breach of warranty of the Lessor (including without limitation, any fraud, negligence or misapplication of funds by the Lessor) except for a failure by the Lessor to pay to the extent caused by a Lease Event of Default or Construction Agency Agreement Event of Default; (ii) the filing by or against the Lessor of any insolvency, bankruptcy, dissolution, liquidation, reorganization or similar proceedings; (iii) the making by the Lessor of any assignment for the benefit of creditors; (iv) the appointment of a trustee, custodian or receiver for the Lessor or with respect to its assets; (v) the granting or creation, whether voluntary or involuntary, of any lien by the Lessor upon the payments due to the Lessor under the Master Lease (other than in favor of the Participation Agent or the Participants) or any foreclosure or other sale pursuant thereto; or (vi) the execution by any judgment creditor of the Lessor of any judgment lien upon the payments due to the Lessor under the Master Lease. Notwithstanding anything to the contrary in the Operative Documents, in no event shall the Participation Agent exercise any right of offset or appropriation or otherwise exercise any of its rights with respect to the Collateral (i) with resect to any amount due on account of any Obligations to the extent that the Lessee or any other Person shall have tendered, following any Lease Event of Default or Construction Agency Agreement Event of Default, full and final payment of a like amount to the Participation Agent or the Lessor pursuant to the Operative Documents (it being understood that the Participation Agent shall not be limited in any way from exercising any of its remedies prior to the date such payment shall have been made); or (ii) on account of any amount due as a result of any of the events described in the immediately preceding sentence.

         9. Miscellaneous.

         (a) Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Lessee or the Participation Agent under this Cash Collateral Agreement shall be given as provided in Schedule IV of the Participation Agreement.

         (b) Waivers; Amendments. Any term, covenant, agreement or condition of this Cash Collateral Agreement may be amended or waived only as provided in the Participation Agreement. No failure or delay by the Participation Agent in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

         (c) Successors and Assigns. This Cash Collateral Agreement shall be binding upon and inure to the benefit of Lessee, the Participation Agent and the Depositary Bank which become parties hereto and their respective permitted successors and assigns.

         (d) Partial Invalidity. If at any time any provision of this Cash Collateral Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Cash Collateral Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

         (e) Cumulative Rights, etc. The rights, powers and remedies of the Participation Agent under this Cash Collateral Agreement shall be in addition to all rights, powers and remedies given to the Participation Agent by virtue of any Applicable Law, the Participation Agreement, any other Operative Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Participation Agent's rights hereunder. Lessee waives any right to require the Participation Agent to proceed against any Person or to exhaust any Collateral or to pursue any remedy in the Participation Agent's or such Participant's power.

         (f) Governing Law. This Cash Collateral Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules (except to the extent otherwise provided in the UCC).

         IN WITNESS WHEREOF, the parties hereto have caused this Cash Collateral Agreement to be executed as of the day and year first above written.

                                       LAM RESEARCH CORPORATION



                                       By _____________________________________

                                           Its ________________________________

                                        IBJTC LEASING CORPORATION-BSC,
                                        as Participation Agent



                                       By _____________________________________

                                            Its _______________________________

                                  ATTACHMENT 1
                          TO CASH COLLATERAL AGREEMENT

                     SUPPLEMENT TO CASH COLLATERAL AGREEMENT


                              [-------------, ----]


THE INDUSTRIAL BANK OF JAPAN,
  LIMITED, San Francisco Agency
IBJTC Leasing Corporation-BSC
1251 Avenue of the Americas
New York, NY 10020-1104
Attention:  Virginia Fino

Lam Research Corporation
4650 Cushing Parkway
Fremont, CA 94538
Attention:  Treasurer

         10. Reference is made to:

         (a) The Amended and Restated Participation Agreement dated as of March __, 1998 (the "Participation Agreement") among LAM RESEARCH CORPORATION, a Delaware corporation ("Lessee") IBJTC LEASING CORPORATION-BSC, a New York corporation ("Lessor"), THE INDUSTRIAL BANK OF JAPAN, LIMITED (and its permitted successors, assigns and transferees) and THE INDUSTRIAL BANK OF JAPAN, LIMITED, SAN FRANCISCO AGENCY, as Agent and Participation Agent (together with its successors in its capacity as Participation Agent, the "Participation Agent"); and

         (b) The Cash Collateral Agreement dated as of March __, 1998 (the "Cash Collateral Agreement") among Lessee, the Depositary Bank which has become a party thereto and the Participation Agent.

Unless otherwise defined herein, all capitalized terms used in this Supplement have the respective meanings given to those terms in the Participation Agreement and the Cash Collateral Agreement.

         11. The undersigned hereby represents and warrants to the Lessee and the Participation Agent that the representations and warranties set forth in Subparagraph 5(b) of the Cash Collateral Agreement are true and correct for the undersigned on the date of this Supplement.

         12. The undersigned, by executing and delivering this Supplement to Lessee and the Participation Agent, hereby agrees to become a party to the Cash Collateral Agreement and agrees to be bound by all of the terms thereof applicable to Depositary Banks.

         IN WITNESS WHEREOF, the undersigned has executed this Supplement as of the day and year indicated above.


                                       [_______________________________________]



                                       By _____________________________________

                                          Its _________________________________

                                  ATTACHMENT 2
                          TO CASH COLLATERAL AGREEMENT

                           NOTICE OF SECURITY INTEREST


                            [-----------------, ----]


[Name of Depositary Bank]
[Address of Depositary Bank]




         13. Reference is made to:

         (a) The Amended and Restated Participation Agreement dated as of ______, 1998 (the "Participation Agreement") among LAM RESEARCH CORPORATION, a Delaware corporation ("Lessee") IBJTC LEASING CORPORATION-BSC, a New York corporation, as Lessor ("Lessor") and Participation Agent, THE INDUSTRIAL BANK OF JAPAN, LIMITED (and its permitted successors, assigns and transferees) and THE INDUSTRIAL BANK OF JAPAN, LIMITED, SAN FRANCISCO AGENCY, as Agent (together with its successors in its capacity as Participation Agent, the "Participation Agent"); and

         (b) The Cash Collateral Agreement dated as of March __, 1998 (the "Cash Collateral Agreement") among Lessee, each Depositary Bank which has become a party thereto and the Participation Agent.

Unless otherwise defined herein, all capitalized terms used in this Notice of Security Interest have the respective meanings given to those terms in the Participation Agreement and the Cash Collateral Agreement.

         14. Lessee has informed the Participation Agent that Lessee has established with the addressee of this Notice (the "Depositary Bank") the following Account(s) [describe each Account separately by type (i.e., time deposit account or certificate of deposit), Account Office and account number]:

             Account               Account
              Type                  Office                Account Number
              ----                  ------                --------------

           ----------             ----------              --------------
           ----------             ----------              --------------
           ----------             ----------              --------------
           ----------             ----------              --------------
           ----------             ----------              --------------

Lessee has further informed the Participation Agent that Lessee intends to maintain Cash Collateral in the aggregate principal amount of $___________ in such Account(s).

         15. Lessee and the Participation Agent hereby notify the Depositary Bank that, pursuant to the Cash Collateral Agreement, Lessee has granted to the Participation Agent, for the ratable benefit of the Participants as security for the Loan Obligations, a security interest in all Accounts and other Collateral maintained by Lessee with Depositary Bank including, without limitation, the Account(s) described in paragraph 2 above.

         16. In furtherance of such grant, Lessee and the Participation Agent hereby authorize and direct Depositary Bank to:

         (a) Hold all Collateral for the Participation Agent and as the Participation Agent's bailee;

         (b) Make a notation in its books and records of the Participation Agent's interest in the Collateral;

         (c) Take such other steps as the Participation Agent may reasonably request to perfect its security interest in the Collateral; and

         (d) Upon receipt of notice from the Participation Agent that an Event of Default has occurred, transfer and deliver to the Participation Agent or its nominee, together with all necessary endorsements, all or such portion of the Collateral held by Depositary Bank as the Participation Agent shall direct.

         17. Lessee and the Participation Agent agree that (a) the possession by Depositary Bank of all money, instruments, chattel paper and other property constituting Collateral shall be deemed to be possession by the Participation Agent or a person designated by the Participation Agent, for purposes of perfecting the security interest granted to the Participation Agent hereunder pursuant to Section 9305 of the Uniform Commercial Code, and (b) notifications to Depositary Bank by other Persons holding any such property, and acknowledgements, receipts or confirmations from such Persons delivered to Depositary Bank, shall be deemed notifications to, or acknowledgements, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Depositary Bank for the benefit of the Participation Agent for the purposes of perfecting such security interests under applicable law.

         18. Please acknowledge Depositary Bank's receipt of this notice, acknowledge that Depositary Bank will hold the Collateral for the Participation Agent, confirm that Depositary Bank will comply with the other authorizations and directions set forth herein and confirm the representations and warranties set forth in the Cash Collateral Agreement by executing the attached copy of this letter in the space provided and returning it to the Participation Agent. The authorizations and directions set forth herein may not be revoked or modified without the written consent of the Participation Agent.

                                         IBJTC LEASING CORPORATION-BSC, as
                                         Participation Agent



                                         By ___________________________________

                                            Its _______________________________


                                         LAM RESEARCH CORPORATION



                                         By ___________________________________

                                            Its _______________________________

                          ACKNOWLEDGMENT AND AGREEMENT
                               OF DEPOSITARY BANK


         Depositary Bank hereby acknowledges receipt of the above notice, acknowledges that it will hold the Collateral for the Participation Agent, agrees to comply with the authorizations and directions set forth above and represents to Lessee, Lessor and the Participation Agent as follows:

         (a) Depositary Bank is a commercial bank organized under the laws of the United States of America or a State thereof or under the laws of another country which is doing business in the United States of America.

         (b) Depositary Bank has a combined capital, surplus and undivided profits of at least $500,000,000.

         (c) The information set forth above regarding the Account(s) is accurate. Such Account(s) is (are) currently open and Depositary Bank has no prior notice of any other security interest, Lien or interest in such Account(s).

         (d) To the knowledge of the undersigned representative of Depositary Bank, all actions necessary to perfect the security interest of the Participation Agent in such Account(s) have been taken under the laws of the jurisdiction in which the applicable Account Office(s) is (are) located.

         Dated:  __________________.

                                       [_______________________________________]



                                       By _____________________________________

                                          Its _________________________________

                         ASSIGNMENT OF LEASES AND RENTS

                           dated as of March 30, 1998

                                      from


                         IBJTC LEASING CORPORATION-BSC,
                      in its individual capacity as Lessor,
                                   as ASSIGNOR

                                       to

                         IBJTC LEASING CORPORATION-BSC,
                       as Participation Agent for itself,
                      THE INDUSTRIAL BANK OF JAPAN,LIMITED
                             and the other Tranche A
                             and Tranche B Lenders,
                                   as ASSIGNEE

                                                                           1051a


                         ASSIGNMENT OF LEASES AND RENTS


         THIS ASSIGNMENT OF LEASES AND RENTS, dated as of March 30, 1998 (this "Assignment"), made by IBJTC LEASING CORPORATION-BSC, a New York corporation in its individual capacity (in such capacity, the "Assignor"), to IBJTC LEASING CORPORATION-BSC, a New York corporation, not in its individual capacity but as Participation Agent (together with its successors in such capacity, the "Assignee") for: itself; THE INDUSTRIAL BANK OF JAPAN, LIMITED and the various financial institutions party to the Loan Agreement from time to time as Tranche A Lenders thereunder (together with each of their permitted successors and assigns, the "Tranche A Lenders"); and THE INDUSTRIAL BANK OF JAPAN, LIMITED and the various financial institutions party to the Loan Agreement from time to time as Tranche B Lenders thereunder (together with each of their permitted successors and assignees, the "Tranche B Lenders" and, together with the Tranche A Lenders, the "Lenders").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Loan Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), among the Assignor, the Tranche A Lenders and the Tranche B Lenders, the Lenders have severally agreed to make Loans to the Assignor in an aggregate amount not to exceed Fifty-One Million Three Hundred Fifty-Six Thousand Seven Hundred Twenty-Nine and Seventy-Three Hundredths Dollars ($51,356,729.73) upon the terms and subject to the conditions set forth therein, to be evidenced by the notes (such notes, as the same may hereafter be amended, modified, renewed, extended or otherwise changed from time to time, together with any note or notes or other obligations executed and delivered in renewal, extension or replacement thereof or in substitution or exchange therefor, are hereinafter collectively referred to as the "Notes") issued by the Assignor under the Loan Agreement;

         WHEREAS, it is a condition, among others, to the obligation of the Lenders to make their respective Loans to the Assignor under the Loan Agreement that the Assignor shall have executed and delivered, and the Lessee shall have consented to, this Assignment to the Lenders; and

         WHEREAS, in order further to secure payment of all the amounts advanced under the Loan Agreement, the Notes and the other Operative Documents, the Assignor has agreed to enter into, execute, and deliver this Assignment;

         NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

         1. Defined Terms. Capitalized terms used but not otherwise defined in this Assignment shall have the respective meanings specified in Appendix A to the Loan Agreement; and the rules of interpretation set forth in such Appendix A shall apply to this Assignment.


         2. Assignment. To secure its obligations under the Loan Agreement, the Assignor hereby assigns, transfers, sets over and conveys to the Assignee, all the following described property relating to or arising in connection with the Properties (including each Property described in a Supplement to this Assignment, as delivered from time to time in the form attached hereto as Exhibit A), whether now owned or held or hereafter acquired:

                  (a) Except as hereinafter provided, all of the estate, right, title, interest, benefits, powers and privileges of the Assignor, as lessor, under the Master Lease and all Lease Supplements (hereinafter referred to collectively as the "Assigned Leases") including (i) the immediate and continuing right, on a non-exclusive basis, to make claim for, receive, collect and receipt for all rents, income, revenues, issues, profits, insurance proceeds, condemnation awards, sales proceeds and other sums payable to or receivable by the Assignor under the Assigned Leases, or pursuant to any provisions thereof, whether as rent or as the purchase price or termination payment for any interest in any Property or otherwise (including the Recourse Amount, any Property Balance and any sales proceeds payable to the Assignor pursuant to the Assigned Leases) (collectively, the "Lease Rents"), including all cash, securities or letters of credit delivered or deposited pursuant thereto to secure performance by the Lessee of its obligations thereunder, (ii) the right and power (which right and power are coupled with an interest) upon the purchase by the Lessee of the interest of the Assignor in any Property in accordance with any Assigned Lease to execute and deliver as irrevocable agent and attorney-in-fact of the Assignor an appropriate instrument necessary to convey the interest of the Assignor therein, or to pay over or assign to the Lessee those sums to which it is entitled if the Lessee becomes obligated to purchase the interest of the Assignor in any Property and to perform all other necessary or appropriate acts as said agent and attorney-in-fact with respect to any such purchase and conveyance,
         (iii) the right, on a nonexclusive basis, to perform all other necessary or appropriate acts as said agent and attorney-in-fact with respect to any purchase or conveyance referred to in clause (ii) above,
         (iv) the right, on a nonexclusive basis, to declare the Master Lease or any Lease Supplement to be in default, (v) subject to the terms of the Operative Documents, the right to exercise remedies under or with respect to the Assigned Leases, (vi) the right to make all waivers and agreements on behalf of the Assignor under the Assigned Leases provided for or permitted under the Assigned Leases; provided, however, that none of the foregoing will be made or given with respect to
         Article VII, IX, X, XIII, XIV, XVIII, XX or XXI of the Master Lease without the written consent of the Assignor, (vii) the right to give all notices, consents, releases and other instruments provided under the Assigned Leases; provided, however, that none of the foregoing will be made or given with respect to Article VII, IX, X, XIII, XIV, XVIII, XX or XXI of the Master Lease without the written consent of the Assignor, (viii) the right, on a non-exclusive basis, to give all notices of default and to take all action upon the happening of a Default or an Event of Default under any Assigned Lease, including the commencement, conduct and consummation of proceedings as shall be permitted under any provision of any Assigned Lease, or by law or in equity, (ix) the right, on a nonexclusive basis, to receive all notices sent to the Assignor under any Assigned Lease, (x) the Assignor's interest under any Assigned Lease in the Lessee's tangible and intangible property used or arising in connection with any Property, including, but not limited to, permits, licenses, contract rights and prepaid expenses, and (xi) the right, on a nonexclusive basis, to do any and all other things whatsoever which the Assignor is or any lessor is, or may be entitled to do under any Assigned Lease. The Assignor hereby agrees that any action taken by the Lenders (or their designee) pursuant to this Assignment shall be exclusive, and no party relying on such action of the Lenders (or such designee) pursuant hereto shall be required to obtain the concurrence or consent of the Assignor to such action or to a request for such action; provided, however, that the Assignor shall exclusively retain, and the Lease Rents shall in no event include, the Excepted Payments.

                  (b) All of the estate, right, title, interest, benefits, powers and privileges of the Assignor, to and under all other leases, subleases or licenses of each Property, any license, concession, management, mineral or other agreements of a similar kind that permit the use or occupancy of any Property or any part thereof for any purpose in return for any payment, or permit the extraction or taking of any gas, oil, water or other minerals from any Property or any part thereof in return for payment of any fee, rent or royalty, now or hereafter entered into by the Assignor (collectively, the "Other Leases" and, together with the Assigned Leases, the "Leases"), together with all estate, rights, title, interest, benefits, powers and privileges of the Assignor, as lessor, under the Other Leases including the immediate and continuing right, on a non-exclusive basis, to make claim for, receive, collect and receipt for all charges, fees, income, issues, profits, receipts, rents, revenues or royalties payable under any of the Other Leases (collectively, the "Other Lease Rents") and all estate, right, title and interest of the Assignor thereunder, including all cash, securities or letters of credit delivered or deposited thereunder to secure performance by the lessees of their obligations thereunder; provided, however, that the Assignor shall exclusively retain, and the Other Lease Rents shall in no event include, the Excepted Payments.

                  (c) All of the estate, right, title, interest, benefits, powers and privileges of the Assignor, to and under all agreements or contracts for the sale or other disposition of all or any part of any Property, now or hereafter entered into by the Assignor (collectively, the "Contracts"), together with all estate, right, title, interest, benefits, powers and privileges of the Assignor under the Contracts including the immediate and continuing right, on a non-exclusive basis, to make claim for, receive, collect and receipt for all charges, fees, income, issues, profits, receipts, rents, revenues or royalties payable under any of the Contracts (collectively, the "Contract Rents" and, together with the Lease Rents and the Other Lease Rents, the "Rents") and all right, title and interest of the Assignor thereunder, including all cash, securities or letters of credit deposited thereunder to secure performance by the obligors of their obligations thereunder; provided, however, that the Assignor shall exclusively retain, and the Contract Rents shall in no event include, the Excepted Payments.

                  (d) On a non-exclusive basis, all of the right, title and interest of the Assignor in and to all claims and rights to the payment of money at any time arising in connection with any repudiation, rejection or breach of any Assigned Lease by the Lessee or a trustee or receiver of the Lessee (or any Other Lease by any lessee thereunder, trustee or receiver of any such lessee) under any insolvency statute, law or regulation, including all rights to recover damages arising out of such breach or rejection, all rights to charges payable by the Lessee or such trustee or receiver (or by such lessee, trustee or receiver) in respect of any Property or any portions thereof following rejection, repudiation or disaffirmance of the Lease or following the entry of an order for relief under any insolvency statute, law or regulation in respect of the Lessee (or such lessee) and all rentals and other charges outstanding under the Leases (or Other Leases) as of the date of entry of such order for relief; provided, however, that the Assignor shall exclusively retain all rights with respect to the Excepted Payments.

         3. Receipt of Rents. The Lenders hereby acknowledge and agree that the Assignor will hold the Rents for the benefit of each of the Participation Agent, the Agent, the Tranche A Lenders and the Tranche B Lenders in accordance with all requirements of the Loan Agreement, the Participation Agreement and the other Operative Documents.

         4. Irrevocability; Supplemental Instruments. The Assignor agrees that this Assignment and the designation and direction to the Lessee set forth in Sections 2 and 3 of this Assignment are irrevocable and that it will not take any action as lessor under the Leases or otherwise which is inconsistent with this Assignment and that any action, assignment, designation or direction inconsistent herewith shall be void. The Assignor will from time to time execute and deliver all instruments of further assurance and do such further acts as may be necessary or proper to carry out more effectively the purpose of this Assignment.

         5. Validity. The Assignor represents and warrants (on a continuing basis) and covenants to the Lenders that (i) the Assignor has not assigned or executed any assignment of, and will not assign or execute any assignment of the Assignor's interest in any of the Assigned Leases, in any Other Leases, in any Contract, in any Rents or in any other subject matter of this Assignment to anyone other than the Lenders and any assignment, designation or direction by the Assignor inconsistent herewith shall be void, and (ii) the Assignor has not done any act or executed any document that impairs the rights of the Participation Agent or the Lenders to the Leases or the Rents under this Assignment.

         6. The Assignor Remains Liable. While the assignment made hereby is present, direct and continuing, it has been made for the purpose of providing the Participation Agent and the Lenders with security for the performance of the Assignor's obligations under the Loan Agreement and the Notes and the execution and delivery hereof shall not impair or diminish in any way the obligations of the Assignor under the Assigned Leases or any Other Lease, or impose any of such obligations on the Participation Agent or the Lenders. This Assignment shall not operate to cause the Participation Agent or the Lenders (or their designee) to be regarded as a mortgagee in possession. Neither the Participation Agent, the Lenders nor their designee shall be responsible or liable for performing any of the obligations of the Assignor under any of the Assigned Leases, any Other Leases or any Contract, for any waste by the Lessee or others, for any dangerous or defective conditions of any Property, for negligence in the management, upkeep, repair or control of any Property or any other act or omission by any other Person. Nothing contained herein shall operate or be construed to (i) obligate the Participation Agent or the Lenders (or their designee) to assume the obligations of the Assignor under any of the Assigned Leases, any Other Lease or any Contract, to perform any of the terms and conditions contained in any of the Assigned Leases, any Other Lease or any Contract or otherwise to impose any obligation upon the Lenders with respect to any of the Assigned Leases, any Other Lease or any Contract or (ii) place upon the Participation Agent or the Lenders (or their designee) any responsibility for the operation, control, care, management or repair of any Property or any part thereof. Subject at all times to the terms and conditions of this Assignment, the Assignor will at all times promptly and faithfully perform in all respects, or cause to be performed in all respects, all of its covenants, conditions and agreements contained in the Assigned Leases, any Other Leases or any Contract now or hereafter existing on the part of the Assignor to be kept and performed.

         7. Amendments; Lessee's Consent. The Assignor will not enter into any agreement subordinating, amending, extending or terminating any of the Assigned Leases except as provided in Section 15.5 of the Participation Agreement, and any such attempted subordination, amendment, modification, extension or termination without compliance with such Section 15.5 shall be void. If any of the Assigned Leases, any Other Lease or any Contract shall be amended, it shall continue to be subject to the provisions hereof without the necessity of any further act by any of the parties hereto. The Assignor, the Participation Agent and the Lenders hereby consent to the provisions of Lessee's Consent attached to this Assignment and agree to be bound thereby. Nothing in this Section shall be construed as limiting or otherwise affecting in any way the Assignor's right to receive directly the Excepted Payments.

         8. Termination of this Assignment. This Assignment shall continue in full force and effect until all obligations, liabilities and indebtedness of any kind now or hereafter due to the Participants from the Assignor or the Lessee under or with respect to the Loan Agreement or any of the other Operative Documents, or which are otherwise secured hereby, whether now existing or hereafter arising or incurred, have been fully paid, performed and satisfied, and all Tranche A Loan Commitments and Tranche B Loan Commitments have terminated, at which time this Assignment will terminate.

         9. Ongoing Right to Collect Rents; Receivers. If notwithstanding the terms of this Assignment, a petition or order for sequestration of rents, or the appointment of a receiver or some similar judicial action or order is deemed required under applicable state law to allow the Participation Agent or the Lenders to continue to collect the moneys described in paragraphs 2(a), (b), (c) and (d) of this Assignment, then it is agreed by the Assignor that any proof of claim or similar document filed by the Lenders in connection with the breach or rejection of any Lease by the lessee thereunder or the trustee of any lessee under any federal or state insolvency statute shall for the purpose of perfecting the Participation Agent's and the Lenders' rights conferred in said paragraph 2(d) be deemed to constitute action required under such state law. Upon the occurrence and during the continuance of a Loan Agreement Event of Default (not existing solely by virtue of a Lease Event of Default), the Assignor hereby consents to the appointment of a receiver for any or all of the Properties as a matter of right and without any requirement for notice to the Assignor and without regard to the solvency of the Assignor or to the collateral that may be available for the satisfaction of the Notes and all other obligations under the Loan Agreement and the other Operative Documents.

         10. Amendment. This Assignment may not be amended or otherwise modified except by a writing signed by the Assignor, the Participation Agent, the Lenders and, if required by Section 15.5 of the Participation Agreement, the Lessee, in accordance with the terms of the Participation Agreement.

         11. Notices. All notices, demands, requests, consents, approvals and other instruments under this Assignment shall be made in accordance with the notice provisions of the Participation Agreement.

         12. Successors and Assigns. All covenants, agreements, representations and warranties in this Assignment by the Assignor and the Lenders shall bind, and shall inure to the benefit of and be enforceable by, their respective successors and assigns, whether or not so expressed.

         13. Severability. If any provision or provisions, or if any portion of any provision or provisions, in this Assignment is found by a court of law of competent jurisdiction to be in violation of any local, state or Federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of the parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Assignment shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interests of the Assignor, the Lenders and the Lessee under the remainder of this Assignment shall continue in full force and effect.

         14. Governing Law. THIS ASSIGNMENT AND THE RIGHTS AND OBLIGATIONS OF THE ASSIGNOR UNDER THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         15. Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

         16. Conflicts. In the event of any conflicts between the terms and provisions hereof and the terms and provisions of the other Operative Documents, the terms and provisions of the other Operative Documents shall be controlling.

         IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed as of the day and year first above written.

                                       IBJTC LEASING CORPORATION-BSC,
                                       as Assignor



                                       By ______________________________________

                                          Its __________________________________

STATE OF NEW YORK,                  )
                                    )  ss.
County of ____________________.     )


         On March ___, 1998, before me, ___________________________, a Notary
Public in and for the State of New York, personally appeared ______________________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he or she executed the within instrument in his or her authorized capacity and that, by his or her signature on the within instrument, the person or entity upon behalf of which he or she acted executed the within instrument.

         WITNESS my hand and official seal.



Signature _________________________ (Seal)

                         Consent of Lessee to Assignment

             CONSENT AND ACKNOWLEDGMENT BY LAM RESEARCH CORPORATION


         The undersigned hereby acknowledges receipt of a counterpart original of, and consents to, the foregoing Assignment.

         The foregoing is furnished for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the undersigned, and the undersigned understands and intends that the Participation Agent and the Lenders will rely on the foregoing and that the undersigned will be legally bound by the foregoing. This Consent and Acknowledgment shall inure to the benefit of the Participation Agent and the Lenders and their respective successors and assigns.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Consent and Acknowledgment as of this _____ day of March, 1998, pursuant to proper authority duly granted.

                                       LAM RESEARCH CORPORATION,
                                       a Delaware corporation



                                       By ______________________________________

                                          Its __________________________________

STATE OF NEW YORK,                  )
                                    )  ss.
County of ____________________.     )


         On March ___, 1998, before me, ___________________________, a Notary
Public in and for the State of New York, personally appeared ______________________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he or she executed the within instrument in his or her authorized capacity and that, by his or her signature on the within instrument, the person or entity upon behalf of which he or she acted executed the within instrument.

         WITNESS my hand and official seal.



Signature _________________________ (Seal)

                                    EXHIBIT A

                        TO ASSIGNMENT OF LEASES AND RENTS


                              SUPPLEMENT NO. __ TO
                         ASSIGNMENT OF LEASES AND RENTS


         THIS SUPPLEMENT NO. __ (this "Supplement"), dated as of _____________, to the ASSIGNMENT OF LEASES AND RENTS, dated as of March __, 1998 (the "Assignment"), made by IBJTC LEASING CORPORATION-BSC, a New York corporation in its individual capacity (in such capacity "Assignor"), to IBJTC LEASING CORPORATION-BSC, a New York corporation, not in its individual capacity but as Participation Agent (together with its successors in such capacity, the "Assignee") for: THE INDUSTRIAL BANK OF JAPAN, LIMITED and the various financial institutions party to the Loan Agreement from time to time as Tranche A Lenders thereunder (together with each of their permitted successors and assigns, the "Tranche A Lenders"); and THE INDUSTRIAL BANK OF JAPAN, LIMITED and the various financial institutions party to the Loan Agreement from time to time as Tranche B Lenders thereunder (together with each of their permitted successors and assignors, the "Tranche B Lenders" and, together with the Tranche A Lenders, the "Lenders"). Capitalized terms used herein but not otherwise defined have the meanings specified in the Assignment.

         The parties hereto agree as follows:

         1. The Property. In accordance with the Assignment, the Assignor has executed this Supplement to subject the Master Lease, as supplemented by the Lease Supplement attached as Schedule 1 hereto, to the Assignment. The description of the Property is attached hereto as Schedule 2.

         2. Integrated Assignment. Following the execution and delivery of this Supplement, this Supplement, and all supplements previously delivered under the Assignment, shall constitute a part of the Assignment.

         3. Confirmation. Except as expressly supplemented hereby, the provisions of the Assignment are and shall remain in full force and effect. Further, the Assignor hereby reaffirms its obligations under the Assignment.

         IN WITNESS WHEREOF, the Assignor has caused this Supplement to be duly executed as of the day and year first above written.

                                       IBJTC LEASING CORPORATION-BSC,
                                       as Assignor



                                       By ______________________________________

                                          Its __________________________________

STATE OF NEW YORK,                  )
                                    )  ss.
County of ____________________.     )


         On March ___, 1998, before me, ___________________________, a Notary
Public in and for the State of New York, personally appeared ______________________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he or she executed the within instrument in his or her authorized capacity and that, by his or her signature on the within instrument, the person or entity upon behalf of which he or she acted executed the within instrument.

         WITNESS my hand and official seal.



Signature _________________________ (Seal)

                                   SCHEDULE 1


                               [Lease Supplement]

                                   SCHEDULE 2


                            [Description of Property]

                  Consent of Lessee to Supplement to Assignment


             CONSENT AND ACKNOWLEDGMENT BY LAM RESEARCH CORPORATION


         The undersigned hereby acknowledges receipt of a counterpart original of, and consents to, the foregoing Supplement No. __ to the Assignment of Leases and Rents.

         The foregoing is furnished for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the undersigned, and the undersigned understands and intends that the Lenders will rely on the foregoing and that the undersigned will be legally bound by the foregoing. This Consent and Acknowledgment shall inure to the benefit of the Lenders and their respective successors and assigns.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Consent and Acknowledgment as of March __, 1998, pursuant to proper authority duly granted.

                                       LAM RESEARCH CORPORATION,
                                       a Delaware corporation



                                       By ______________________________________

                                          Its __________________________________

                                                                      1051b

                                    GUARANTEE

         THIS GUARANTEE (this "Guarantee") dated as of March 30, 1998 is made by THE INDUSTRIAL BANK OF JAPAN TRUST COMPANY (the "Guarantor"), in favor of LAM RESEARCH CORPORATION, a Delaware corporation ("Lessee"),

                                   WITNESSETH:

         WHEREAS, pursuant to a Master Lease and Mortgage, dated as of March 27, 1996, as amended, modified or supplemented from time to time and as of the date hereof (together with all amendments and other modifications, if any, from time to time thereafter made thereto the "Master Lease") between Lessee, as Lessee and IBJTC Leasing Corporation-BSC, as Lessor ("Lessor"), Lessor has agreed to lease certain property to Lessee;

         WHEREAS, as a condition under the Amended And Restated Participation Agreement dated as of the date hereof (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Participation Agreement"), among Lessee, Lessor, as Lessor and Participation Agent, the Tranche A Lenders, the Tranche B Lenders and the Agent, the Guarantor is required to execute and deliver this Guarantee in favor of Lessee;

         WHEREAS, the Guarantor has duly authorized the execution, delivery and performance of this Guarantee; and

         WHEREAS, it is in the best interests of the Guarantor to execute this Guarantee inasmuch as the Guarantor will derive substantial benefits from the transactions contemplated by the Participation Agreement;

         NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce Lessee to enter into the Participation Agreement, the Guarantor agrees, for the benefit of Lessee, as follows:


                                       I

                                   Definitions

         I.1 Certain Terms. The following terms (whether or not underscored) when used in this Guarantee, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Guarantor" is defined in the preamble.

         "Guarantee" is defined in the preamble.

         "Guarantee Obligations" shall mean all payment and performance obligations of Lessor to Lessee pursuant to the Participation Agreement, the Master Lease and other Operative Documents.

         "Lessee" is defined in the first recital.

         "Lessor" means IBJTC Leasing Corporation-BSC, in its capacity as Lessor under the Participation Agreement and the Master Lease.

         "Master Lease" is defined in the first recital.

         "Participation Agreement" is defined in the second recital.

         "U.C.C." means the Uniform Commercial Code as in effect in the State of New York.

         I.2 Participation Agreement Definitions. Capitalized terms used but not otherwise defined in this Guarantee have the respective meanings specified in Appendix A to the Participation Agreement; and the rules of interpretation set forth in Appendix A to the Participation Agreement shall apply to this Guarantee.

         I.3 U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Guarantee, including its preamble and recitals, with such meanings.


                                       II

                              Guarantee Provisions

         II.1 Guarantee. The Guarantor hereby absolutely, unconditionally and irrevocably

         (a) guarantees the full and punctual payment and performance when due (after giving effect to any applicable grace period), whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Guarantee Obligations, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. Section 362(a)), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. Section 502(b) and
Section 506(b), and

         (b) indemnifies and holds harmless Lessee for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by Lessee in enforcing any rights under this Guarantee.

This Guarantee constitutes a guaranty of payment and performance when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or required that Lessee exercise any right, assert any claim or demand or enforce any remedy whatsoever against Lessor (or any other Person) before or as a condition to the obligations of the Guarantor hereunder.

         II.2 Guarantee Absolute, etc. This Guarantee shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment and performance, and shall remain in full force and effect until all Guarantee Obligations have been paid or performed in full, all obligations of the Guarantor hereunder shall have been paid or performed in full and all Commitments of the Lenders under the Loan Agreement and the other Operative Documents shall have terminated. The Guarantor hereby waives any rights it may have under Section 2819 of the California Civil Code. The liability of the Guarantor under this Guarantee shall be absolute, unconditional and irrevocable irrespective of:

         (a) any lack of validity, legality or enforceability of the Participation Agreement or any other Operative Document;

         (b)  the failure of Lessee

              (i) to assert any claim or demand or to enforce any right or remedy against Lessor or any other Person (including any other guarantor) under the provisions of the Participation Agreement, any other Operative Document or otherwise, or

              (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Guarantee Obligations;

         (c) any change in the time, manner or place of payment of, or performance of, or in any other term of, all or any of the Guarantee Obligations, or any other extension, compromise or renewal of any Obligation;

         (d) any reduction, limitation, impairment or termination of the Guarantee Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Guarantee Obligations;

         (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Participation Agreement or any other Operative Document;

         (f) any limitation of any recourse against the Lessor pursuant to
Section 26.9 of the Master Lease or Section 15.10 of the Participation
Agreement;

         (g) any assignment or transfer of Lessor's interest under any of the Operative Documents; and

         (h) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, Lessor, any surety or any guarantor.

         II.3 Reinstatement, etc. The Guarantor agrees that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment or performance (in whole or in part) of any of the Guarantee Obligations is rescinded or must otherwise be restored by Lessee, upon its insolvency, bankruptcy or reorganization or otherwise, as though such payment or performance had not been made.

         II.4 Rights and Remedies. Guarantor waives any and all rights under
Section 2845 of the California Civil Code and any right which Guarantor may otherwise have to require Lessee to (a) proceed against Lessor; (b) proceed against or exhaust any security held from Lessor; or (c) pursue any other remedy in Lessee's power whatsoever. Lessee may, at its election, exercise any right or remedy it may have against Lessor or any security now or hereafter held by or for the benefit of Lessee including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of Guarantor hereunder except to the extent the Guarantee Obligations may thereby be paid, even though any rights which Guarantor may have or otherwise might obtain by subrogation against others might be diminished or destroyed. Guarantor acknowledges that any such exercise of a right or remedy with respect to any collateral security for the Guarantee Obligations may result in a loss, in part or whole, of Lessee's right to collect from Lessor any deficiency that may remain after any such exercise of such a right or remedy and that, where such a loss occurs, Guarantor will also suffer a loss of any rights and remedies, arising in law or equity, which Guarantor may have to collect any amount from Lessor; and Guarantor agrees to remain bound notwithstanding any such loss. Only the net proceeds from any such foreclosure, after deduction of all costs and expenses authorized to be deducted pursuant to the documents under which such security is held or by law, shall be applied against the Guarantee Obligations. Lessee may at its discretion purchase all or any part of such security so sold or offered for sale for its own account and may apply against the amount bid therefor all or any part of the Guarantee Obligations for which such security is held; and in such case, only that portion of the Guarantee Obligations so applied, after deduction of all costs and expenses authorized to be deducted pursuant to the documents under which such security is held or law, shall be applied against the Guarantee Obligations. Guarantor waives any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or other right or remedy of Guarantor against Lessor or any such security, whether resulting from the election by Lessee to exercise any right or remedy it may have against Lessor, any defect in, failure of, or loss or absence of priority with respect to Lessee's interest in such security, or otherwise. In the event that any foreclosure sale is deemed to be not commercially reasonable, Guarantor waives any right that it may have to have any portion of the Guarantee Obligations discharged except to the extent of the amount actually bid and received by Lessee at any such sale. Lessee shall not be required to institute or prosecute proceedings to recover any deficiency as a condition of payment hereunder or enforcement hereof.

         II.5 Separate Obligation. The obligations hereunder are independent of the obligations of Lessor, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Lessor or whether Lessor be joined in any such action or actions; Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof, to the fullest extent permitted by law. Any part performance of the Guarantee Obligations by Lessor or other circumstances, which operate to toll any statute of limitations as to Lessor shall not operate to toll the statute of limitations as to Guarantor. Guarantor hereby waives any rights it may have under Sections 2809 and 2810 of the California Civil Code and reaffirms that, in any event, the obligations of Guarantor are independent of those of Lessor. Guarantor understands that Lessee would not enter into the transaction with Lessor in the absence of the foregoing covenants by Guarantor and the other covenants of Guarantor contained in this Guarantee.

         II.6 Waiver of Notices and Demands. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of default, and notices of acceptance of this Guarantee and of the existence, creation or incurring of new or additional Guarantee Obligations. At the option of Lessee, Guarantor may be joined in any action or proceeding commenced by Lessee against Lessor in connection with or based upon the Guarantee Obligations or any security therefor and recovery may be had against Guarantor in such action or proceeding, without any requirement that Lessee first assert, prosecute or exhaust any remedy or claim against Lessor. Without limiting the foregoing, Guarantor acknowledges that repeated and successive demands may be made and payments or performance made hereunder in response to such demands as and when, from time to time, Lessor may default in performance of the Guarantee Obligations. Notwithstanding any such performance hereunder, this Guarantee shall remain in full force and effect and shall apply to any and all subsequent defaults by Lessor in payment or performance of the Guarantee Obligations.

         II.7 Waiver of Defenses. Guarantor waives any defense arising by reason of any disability or other defense of Lessor or by reason of the cessation from any cause whatsoever of the liability of Lessor. Guarantor waives any setoff, defense or counterclaim which Lessor or Guarantor may have or claim to have against Lessee. Guarantor shall have no right of subrogation, and waives any right to enforce any remedy which Lessee now has or may hereafter have against Lessor, and waives any and all rights under Sections 2848 and 2849 of the California Civil Code and any other benefit or right to participate in any security now or hereafter held by Lessee.

         II.8 Right of Subrogation. Guarantor agrees that until such time as all Guarantee Obligations are paid or performed in full to Lessee it shall not exercise any of the rights it may have against Lessor, any other guarantor, maker or endorser, and shall not exercise any of its rights to any reimbursement and indemnity therefrom.

         II.9 Successors, Transferees and Assigns; Transfers of Interests, etc. This Guarantee shall:

         (a) be binding upon the Guarantor and its successors, transferees and assigns; and

         (b)  inure to the benefit of and be enforceable by Lessee.


                                      III

                         Representations and Warranties

         III.1 Representations and Warranties. The Guarantor hereby represents and warrants unto Lessee that it has full power and authority to enter into this Guarantee and the execution, delivery and performance by Guarantor of this Guarantee are within Guarantor's corporate powers and have been duly authorized by all necessary corporate action.


                                       IV

                            Miscellaneous Provisions

         IV.1 Operative Document. This Guarantee is an Operative Document executed pursuant to the Participation Agreement.

         IV.2 Binding on Successors, Transferees and Assigns; Assignment of Guarantee. In addition to, and not in limitation of, Section 2.9, this Guarantee shall be binding upon the Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by Lessee and its respective successors and assigns (to the full extent provided pursuant to Section 2.9); provided, however, that the Guarantor may not assign any of its obligations hereunder without the prior written consent of each Lender.

         IV.3 Amendments, etc. No amendment to or waiver of any provision of this Guarantee, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Lessee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which such waiver or consent is given.

         IV.4 Addresses for Notices to Guarantor. All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing and directed to the address described in, and deemed received in accordance with the provisions of, Section 15.3 of the Participation Agreement.

         IV.5 No Waiver; Remedies. In addition to, and not in limitation of,
Section 2.2 and Section 2.4, no failure on the part of Lessee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         IV.6 Section Captions. Section captions used in this Guarantee are for convenience of reference only, and shall not affect the construction of this Guarantee.

         IV.7 Severability. Wherever possible each provision of this Guarantee shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guarantee shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guarantee.

         IV.8 Termination of Guarantee. The obligations of the Guarantor under this Guarantee shall terminate on the date upon which all Guarantee Obligations are satisfied in full.

         IV.9 Governing Law. THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH INTERNAL LAWS OF THE STATE OF CALIFORNIA. FOR PURPOSES OF ANY ACTION OR PROCEEDING INVOLVING THIS GUARANTEE, THE GUARANTOR HEREBY EXPRESSLY SUBMITS TO THE JURISDICTION OF ALL FEDERAL AND STATE COURTS LOCATED IN THE

STATE OF CALIFORNIA AND CONSENTS THAT IT MAY BE SERVED WITH ANY PROCESS OR PAPER BY REGISTERED MAIL OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF CALIFORNIA.

         IV.10 Waiver of Jury Trial. THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTEE. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR LESSEE ENTERING INTO THE PARTICIPATION AGREEMENT.

         IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                       THE INDUSTRIAL BANK OF JAPAN TRUST
                                       COMPANY

                                       By ________________________________

                                          Its ____________________________

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Pillsbury Madison & Sutro LLP
235 Montgomery Street
San Francisco, CA 94104
Attn:  Jesse Berg, Esq.
     File No. 10804-484-0002

                                                (Above Space For Recorder's Use)



                      DEED OF TRUST AND SECURITY AGREEMENT
                      AND FIXTURE FILING AND ASSIGNMENT OF

                                LEASES AND RENTS

                                       By

                          IBJTC LEASING CORPORATION-BSC

                                   as Trustor

                                       to

                     FIRST AMERICAN TITLE INSURANCE COMPANY

                                   as Trustee

                               for the Benefit of

                         IBJTC LEASING CORPORATION-BSC,
                  AS PARTICIPATION AGENT FOR ITSELF AND FOR THE
                    INDUSTRIAL BANK OF JAPAN, LIMITED AND THE
                      OTHER TRANCHE A AND TRANCHE B LENDERS

                                 as Beneficiary

                           Dated as of March 30, 1998

A.P.Nos.  525 1350 38
          525 1350 39 1

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE 1 - GRANTS AND OBLIGATIONS SECURED...................................  1
    A.   Grants..............................................................  1
         1.1  Land...........................................................  1
              (a)  Improvements..............................................  1
              (b)  Rights of Way.............................................  1
              (c)  Income....................................................  2
         1.2  Collateral.....................................................  2
              (a)  Tangible Property.........................................  2
              (b)  General Intangibles.......................................  2
              (c)  Contracts.................................................  3
              (d)  Plans and Reports.........................................  3
              (e)  Sureties..................................................  3
              (f)  Payments..................................................  3
              (g)  Financing Commitments.....................................  3
              (h)  Claims....................................................  3
              (i)  Insurance.................................................  4
              (j)  Deposits..................................................  4
              (k)  Stock.....................................................  4
              (l)  Proceeds..................................................  4
              (m)  Sale Contracts............................................  4
              (n)  Leases and Rents..........................................  4
         1.3  Fixture Filing.................................................  4
         1.4  Mineral Rights.................................................  5
    B.   Obligations Secured.................................................  5
         1.5  Payment of Indebtedness........................................  5
         1.6  Defined Terms..................................................  6

    ARTICLE 2 - COVENANTS OF TRUSTOR ........................................  6
    A.   Master Lease........................................................  6
         2.1  Subordination to Master Lease..................................  6
         2.2  Enforcement....................................................  6
    B.   Insurance Proceeds..................................................  7
         2.3  Assignment of Proceeds.........................................  7
         2.4  Transfer of Policy.............................................  7
    C.   Payments............................................................  7
         2.5  Loan Payments..................................................  7
         2.6  Reimbursement..................................................  7
         2.7  Beneficiary's Statement Fee....................................  7
    D.   Condemnation........................................................  7
         2.8  Condemnation...................................................  7
    E.   Rents and Leases....................................................  8
         2.9  Lease Covenants................................................  8
         2.10 Subordination of Leases and Attornment.........................  8
    F.   Other Rights and Obligations........................................  8
         2.11 Assignment of Contracts........................................  8
         2.12 Preservation of Lien...........................................  9
         2.13 Attorneys' Fees................................................  9
         2.14 Restrictions upon Transfer.....................................  9
         2.15 Further Assurances.............................................  9
         2.16 Protection of Security......................................... 10

ARTICLE 3 - ASSIGNMENT OF LEASES AND RENTS................................... 11

ARTICLE 4 - DEFAULTS AND REMEDIES............................................ 12
    A.   Defaults............................................................ 12

         4.1  Event of Default............................................... 12
    B.   Remedies............................................................ 12
         4.2  Acceleration and Foreclosure................................... 12
         4.3  Rescission of Notice........................................... 13
         4.4  Proceeds of Sale............................................... 13
         4.5  Other Security................................................. 13
         4.6  Remedies Cumulative............................................ 14
         4.7  Appointment of Receiver........................................ 14
         4.8  Other Remedies................................................. 14

ARTICLE 5 - COLLATERAL....................................................... 15
         5.1  Beneficiary's Rights as a Secured Party........................ 15
         5.2  Financing Statements........................................... 15

ARTICLE 6 - MISCELLANEOUS PROVISIONS......................................... 15
         6.1  No Waiver...................................................... 15
         6.2  Trustee's Powers............................................... 15
         6.3  Subrogation.................................................... 16
         6.4  Beneficiary's Right to Enter, Inspect and Cure................. 16
         6.5  Successors in Interest and Interpretation...................... 16
         6.6  Affidavit to Trustee........................................... 16
         6.7  Severability................................................... 16
         6.8  Trustee's Acceptance........................................... 17
         6.9  No Obligation to Notify........................................ 17
         6.10 Substitution of Trustee........................................ 17
         6.11 Waiver of Statute of Limitations............................... 17
         6.12 Trustor Waiver of Rights....................................... 17
         6.13 Notices........................................................ 17
         6.14 Notice to Trustor.............................................. 18
         6.15 Reconveyance................................................... 18
         6.16 Releases, Extensions, Modifications and
              Additional Security............................................ 18
         6.17 Obligations of Trustor Joint and Several....................... 19
         6.18 Headings....................................................... 19
         6.19 Sale of Participation.......................................... 19
         6.20 Governing Law.................................................. 19
         6.21 Counterparts................................................... 19

EXHIBIT A...............................................................LAND  22

         THIS DEED OF TRUST AND SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT OF LEASES AND RENTS ("Deed of Trust") is made as of March 30, 1998, by IBJTC LEASING CORPORATION-BSC, a New York corporation in its individual capacity (in such capacity "Trustor"), to FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation ("Trustee"), for the benefit of IBJTC LEASING CORPORATION-BSC, a New York corporation, as Participation Agent (together with its successors in such capacity, "Beneficiary") for: itself; THE INDUSTRIAL BANK OF JAPAN, LIMITED and the various financial institutions party to the Loan Agreement from time to time as Tranche A Lenders thereunder (together with each of their permitted successors and assigns, the "Tranche A Lenders"); THE INDUSTRIAL BANK OF JAPAN, LIMITED and the various financial institutions party to the Loan Agreement from time to time as Tranche B Lenders thereunder (together with each of their permitted successors and assignors, the "Tranche B Lenders" and, together with the Tranche A Lenders, the "Lenders"); and THE INDUSTRIAL BANK OF JAPAN, LIMITED, SAN FRANCISCO AGENCY, as Agent (together with its successors in its capacity as Agent, the "Agent").

                       1 - GRANTS AND OBLIGATIONS SECURED

         A.   Grants.

              1.1 Land. Trustor hereby irrevocably grants, transfers and assigns to Trustee, its successors and assigns, in trust, with power of sale and right of entry and possession, all estate, right, title and interest of Trustor, now owned or hereafter acquired, in, to and under that certain real property situated in the City of Fremont, County of Alameda, State of California, described in Exhibit A attached hereto and made a part hereof (the "Land"), together with all right, title and interest of Trustor therein and in and to:

                   (a) Improvements. All buildings and other improvements now or hereafter located on the Land, all water and water rights (whether riparian, appropriative, or otherwise, and whether or not appurtenant), pumps and pumping stations used in connection therewith and all shares of stock evidencing the same, all machinery, equipment, appliances, furnishings, inventory, fixtures and other property used or useable in connection with the Land and the improvements thereon, including, but not limited to, all storage tanks and pipelines, all gas, electric, heating, cooling, air conditioning, refrigeration and plumbing fixtures and equipment, which have been or may hereafter be attached or affixed in any manner to any building now or hereafter on the Land (the "Improvements");

         (b) Rights of Way. All the rights, rights of way, easements, licenses, profits, privileges, tenements, hereditaments and appurtenances, now or hereafter in any way appertaining and belonging to or used in connection with the Land and/or the Improvements, and any part thereof or as a means of access thereto, including, but not limited to, any claim at law or in equity, and any after acquired title and reversion in or to each and every part of all streets, roads, highways and alleys adjacent to and adjoining the same; and

                   (c) Income. All rentals, earnings, income, deposits, security deposits, receipts, royalties, revenues, issues and profits, and accounts receivable generated from the use and operation of all or any portion of the Land and/or the Improvements, which, after the date hereof, and while any portion of the indebtedness secured hereby remains unpaid, may accrue from the Land and/or the Improvements and any part thereof, subject, however, to the rights, powers and authority described in the last paragraph of Section 1.2 and in Article 3 below.

                   Any of the foregoing arising or acquired by Trustor after the date hereof, the Land, and the property described in subparagraphs (a), (b) and
(c) of this Section 1.1 and the rights described in Section 1.4 below are collectively defined hereinafter as the "Property."

              1.2 Collateral. Trustor hereby grants a security interest to Beneficiary in, and assigns to Beneficiary, all of Trustor's right, title and interest in and to the following described property and any and all products and proceeds thereof, now owned or hereafter acquired by Trustor (sometimes all of such being collectively referred to herein as the "Collateral"):

                   (a) Tangible Property. All existing and future goods and tangible personal property located on the Property or wherever located and used or useable in connection with the use, operation or occupancy of the Property or in construction of the Improvements, including, but not limited to, all appliances, furniture and furnishings, fittings, materials, supplies, equipment and fixtures, and all building material, supplies and equipment now or hereafter delivered to the Property and installed or used or intended to be installed or used therein whether stored on the Property or elsewhere; and all renewals or replacements thereof or articles in substitution thereof;

                   (b) General Intangibles. All general intangibles relating to design, development, operation, management and use of the Property and construction of the Improvements, including, but not limited to: (i) all names under which or by which the Property or the Improvements may at any time be operated or known, all rights to carry on business under any such names or any variants thereof, and all goodwill in any way relating to the Property; (ii) all permits, licenses, authorizations, variances, land use entitlements, approvals and consents issued or obtained in connection with the construction of the Improvements; (iii) all permits, licenses, approvals, consents, authorizations, franchises and agreements issued or obtained in connection with the use, occupancy or operation of the Property; (iv) all rights as a declarant (or its equivalent) under any covenants, conditions and restrictions or other matters of record affecting the Property, (v) all materials prepared for filing or filed with any governmental agency; (vi) all rights under any contract in connection with the development, design, use, operation, management and construction of the Property; and (vii) all books and records prepared and kept in connection with the acquisition, construction, operation and occupancy of the Property and the Improvements;

                   (c) Contracts. All construction, service, engineering, consulting, leasing, architectural, design and other similar contracts of any nature (including those of any general contractors, subcontractors and materialmen), as such may be modified, amended or supplemented from time to time, concerning the design, construction, management, operation, occupancy, use, and/or disposition of any portion of or all of the Property;

                   (d) Plans and Reports. All architectural, design and engineering drawings, plans, specifications, working drawings, shop drawings, general conditions, addenda, soil tests and reports, feasibility studies, appraisals, engineering reports, environmental reports and similar materials relating to any portion of or all of the Property and modifications, supplements and amendments thereto, including those more specifically described in the Participation Agreement and the Loan Agreement (each as defined below);

                   (e) Sureties. All payment and performance bonds or guarantees and any and all modifications and extensions thereof relating to the Property;

                   (f) Payments. All reserves, deferred payments, deposits, refunds, cost savings, letters of credit and payments of any kind relating to the construction, design, development, operation, occupancy, use and disposition of all or any portion of the Property, including any property tax rebates now owing or hereafter payable to Trustor;

                   (g) Financing Commitments. All proceeds of the loans secured hereby and any commitment by any lender to extend permanent or additional construction financing to Trustor relating to the Property;

                   (h) Claims. All proceeds and claims arising on account of any damage to or taking of the Property or any part thereof, and all causes of action and recoveries for any loss or diminution in the value of the Property;

                   (i) Insurance. All policies of, and proceeds resulting from, insurance relating to the Property or any of the Collateral, and any and all riders, amendments, renewals, supplements or extensions thereof, and all proceeds thereof;

                   (j) Deposits. All deposits made with or other security given to utility companies by Trustor with respect to the Land and/or the Improvements, and all advance payments of insurance premiums made by Trustor with respect thereto and claims or demands relating to insurance and all deposit accounts wherever located;

                   (k) Stock. All shares of stock or other evidence of ownership of any part of the Property that is owned by Trustor in common with others, including all water stock relating to the Property, if any, and all documents or rights of membership in any owners' or members' association or similar group having responsibility for managing or operating any part of the Property;

                   (l) Proceeds. All proceeds, whether cash, promissory notes, contract rights or otherwise, of the sale or other disposition of all or any part of the estate of Trustor upon the Property now or hereafter existing thereon;

                   (m) Sale Contracts. All sales contracts, escrow agreements and broker's agreements concerning the sale of any or all of the Property, and all amendments thereto;

                   (n) Leases and Rents. All the Leases (defined below), income, rents, revenues, issues, deposits, receipts, profits and proceeds, and accounts receivable generated from the use and operation, of the Property and the Collateral to which Trustor may be entitled, whether now due, past due or to become due;

including, without limiting the above items, all Goods, Accounts, Documents, Instruments, Money, Chattel Paper and General Intangibles, as those terms are defined in the Commercial Code from time to time in effect in the State of California.

                   The security interest granted by subsection (n) above is intended by Trustor to be subordinate to the provisions of Article 3 hereof and shall not take priority unless and until the absolute assignment granted to Beneficiary by Trustor in Article 3 is for any reason deemed to be ineffective.

              1.3 Fixture Filing. The personal property in which Beneficiary has a security interest includes goods which are or shall become fixtures on the Property. This Deed of Trust is intended to serve as a fixture filing pursuant to the terms of Sections 9313 and 9402 of the California Uniform Commercial Code. This filing is to be recorded in the real estate records of the county in which the Property is located. This filing remains in effect as a fixture filing until this Deed of Trust is released or satisfied of record or its effectiveness otherwise terminates as to the Property. In that regard, the following information is provided:

              Name of Debtor:  IBJTC LEASING CORPORATION-BSC

              Address of Debtor:  See Section 6.13 hereof.

              Name of Secured Party:   IBJTC LEASING CORPORATION-
                                       BSC, as Participation Agent
                                       for itself and the Lenders

              Address of Secured Party:  See Section 6.13 hereof.

              1.4 Mineral Rights. Trustor hereby assigns and transfers to Beneficiary all damages, royalties and revenue of every kind, nature and description whatsoever that Trustor may be entitled to receive from any person or entity owning or having or hereafter acquiring a right to the oil, gas or mineral rights and reservations of the Property, with the right in Beneficiary to receive and receipt therefor, and apply the same to the indebtedness secured hereby either before or after any default hereunder, and Beneficiary may demand, sue for and recover any such payments but shall not be required to do so.

         B.   Obligations Secured.

              1.5 Payment of Indebtedness. The grants, assignments and transfers made in Sections 1.1, 1.2, 1.3 and 1.4 are given for the purpose of securing, in such order of priority as Beneficiary may determine:

                   (a) Payment of the indebtedness evidenced by the Tranche A Notes and the Tranche B Notes each of even date herewith and any renewals, extensions, modifications, changes or amendments thereof made in accordance with the terms of the Participation Agreement (as hereinafter defined) and the Loan Agreement, collectively in the maximum, aggregate, original principal amount of Fifty-One Million Three Hundred Fifty-Six Thousand Seven Hundred Twenty-Nine and Seventy-Three Hundredths Dollars ($51,356,729.73) executed by Trustor and payable to the Lenders making the Loans evidenced by said Notes, (collectively, the "Note"), together with interest thereon and late charges as provided by the Note, which is made a part hereof by reference.

                   (b) Payment of such further sums as Trustor or any successor in ownership hereafter may borrow from the Lenders when evidenced by another note or notes consented to by LAM (as hereinafter defined), reciting it is so secured, payable to the Lenders or order and made by Trustor or any successor-in-ownership, and all renewals, extensions, modifications, changes or amendments of such note or notes.

                   (c) Payment of all other moneys agreed or provided to be paid by Trustor herein and in that certain Loan Agreement of even date herewith among Trustor, The Industrial Bank of Japan, Limited as Tranche A Lender, The Industrial Bank of Japan, Limited as Tranche B Lender and Agent (the "Loan Agreement") and performance of all other obligations of Trustor contained herein and in the Loan Agreement and any amendments, modifications or changes hereto or thereto made in accordance with the terms of the Loan Agreement and the Participation Agreement.

                   (d) Performance of each agreement of Trustor contained in any other agreement given by Trustor to Beneficiary, the Lenders or Agent which is for the purpose of further securing any indebtedness or obligation secured hereby and any amendments, modifications or changes thereto (made in accordance with the terms of the Loan Agreement and the Participation Agreement), including a certain Amended And Restated Participation Agreement of even date herewith (the "Participation Agreement") among LAM RESEARCH CORPORATION ("LAM"), Trustor, Beneficiary, the Lenders, Participation Agent and Agent and the other Operative Documents referred to therein or in the Loan Agreement.

              1.6 Defined Terms. Capitalized terms used but not defined in this Deed of Trust will have the meanings specified in Appendix A to the Loan Agreement, and the rules of interpretation set forth in such Appendix A shall apply to this Deed of Trust.

                            2 - COVENANTS OF TRUSTOR

         A.   Master Lease.

              2.1 Subordination to Master Lease. The lien of this Deed of Trust is subordinate and subject to a certain Master Lease and Mortgage of March 27, 1996, as amended, modified or supplemented from time to time and as amended as of even date herewith (as amended, modified or supplemented, and including all Lease Supplements thereto, the "Master Lease") between Trustor, as lessor, and LAM, as lessee.

              2.2 Enforcement. Trustor shall use reasonable efforts, in good faith and with diligence to enforce the obligations of the lessee under the Master Lease, including the lessee's duty to maintain and repair the Property, to provide insurance, to comply with Requirements of Law and to pay all taxes, utility costs and other charges relating to the Property. Lessor shall perform in all material respects its duties and obligations under the Master Lease. Trustor shall promptly notify Beneficiary of any Event of Default by LAM under the Master Lease.

         B.   Insurance Proceeds.

              2.3 Assignment of Proceeds. Trustor hereby absolutely and unconditionally assigns to Beneficiary all insurance proceeds which it may be entitled to receive. All such proceeds shall be held and distributed pursuant to the terms of the Participation Agreement and the other Operative Documents.

              2.4 Transfer of Policy. In the event of the foreclosure of this Deed of Trust or other transfer of the title to the Property in extinguishment, in whole or in part, of the indebtedness secured hereby, all right, title and interest of Trustor in and to any insurance policy then in force shall pass to the purchaser or grantee, subject to the terms of the Participation Agreement and the other Operative Documents.

         C.   Payments.

              2.5 Loan Payments. Trustor shall pay the principal, interest and other charges due under the Note and the Loan Agreement according to their terms.

              2.6 Reimbursement. Trustor shall pay immediately, upon demand, after expenditure, all sums expended or expenses incurred by Trustee and/or Beneficiary in acting under any of the terms of this Deed of Trust, including any fees and expenses (including reasonable attorneys' fees) incurred in connection with any reconveyance of the Property or any portion thereof, or to compel payment of the Note or any portion of the indebtedness evidenced thereby or in connection with any default thereunder, including attorneys' fees incurred in any bankruptcy or judicial or nonjudicial foreclosure proceeding, with interest from date of expenditure at the Overdue Rate provided for in the Loan Agreement and said sums shall be secured hereby.

              2.7 Beneficiary's Statement Fee. Trustor shall pay the amount demanded by Beneficiary or its authorized servicing agent for any statement regarding the obligations secured hereby; provided, however, that such amount may not exceed the maximum amount allowed by law at the time request for the statement is made.

         D.   Condemnation.

              2.8 Condemnation. If the Property, the Collateral or any part thereof, is taken or damaged by reason of any public improvement or condemnation proceeding, or in any other similar manner, all compensation, awards and other payments or relief therefor shall be held and distributed in accordance with the terms of the Participation Agreement and the other Operative Documents. Trustor hereby absolutely and unconditionally assigns to Beneficiary all such compensation, awards, damages, rights of action and proceeds to which Trustor shall be entitled (the "Proceeds"). Trustor agrees to execute such further assignments of the Proceeds as Beneficiary or Trustee may require, consistent with the terms of this Deed of Trust, the Participation Agreement and the other Operative Documents.

         E.   Rents and Leases.

              2.9 Lease Covenants. "Lease" means any lease of all or any portion of the Property or Improvements entered into at any time, including the Master Lease, and includes any extensions or renewals thereof and any amendments thereto. Beneficiary shall have the right, but not the obligation, to cure any default of Trustor under any of the Leases and all amounts disbursed in connection with said cure shall be deemed to be disbursements under the Loan Agreement.

              2.10 Subordination of Leases and Attornment. Each Lease other than the Master Lease of any portion of the Property or Improvements shall be absolutely subordinate to the lien of this Deed of Trust, but shall contain a provision satisfactory to Beneficiary, and in any event, each tenant thereunder, by virtue of executing a Lease covering the Property, the Improvements or any portion thereof, hereby agrees, that in the event of the exercise of the private power of sale or a judicial foreclosure hereunder, such Lease, at the option of the purchaser at such sale, shall not be terminated and the tenant thereunder shall attorn to such purchaser and, if requested to do so, shall enter into a new Lease for the balance of the term of such Lease then remaining upon the same terms and conditions. Each such Lease shall, at the request of Beneficiary, be separately assigned to Beneficiary upon Beneficiary's approved form, and each such assignment shall be recorded and acknowledged by the tenant thereunder. However, any such Lease and the rents thereunder shall be subject to this Deed of Trust, regardless of whether Beneficiary requests a separate assignment. Concurrently with the execution of any and all such Leases executed after the date hereof, Trustor shall cause the tenants thereunder to execute an attornment agreement in favor of Beneficiary in form and substance satisfactory to Beneficiary and immediately thereafter deliver such agreement to Beneficiary.

         F.   Other Rights and Obligations.

              2.11 Assignment of Contracts. In addition to any other grant, transfer or assignment effectuated hereby, without in any manner limiting the generality of the grants in Article 1 hereof, Trustor shall assign to Beneficiary, as security for the indebtedness secured hereby, Trustor's interest in all agreements, contracts, licenses and permits affecting the Property and/or the Collateral in any manner whatsoever, such assignments to be made, if so requested by Beneficiary, by instruments in form satisfactory to Beneficiary; but no such assignment shall be construed as a consent by Beneficiary to any agreement, contract, license or permit so assigned, or to impose upon Beneficiary any obligations with respect thereto.

              2.12 Preservation of Lien. Trustor shall do any and all acts which, from the character or use of the Property or the Collateral, may be reasonably necessary to protect and preserve the lien, the priority of the lien and the security of Beneficiary granted herein, the specific enumerations herein not excluding the general.

              2.13 Attorneys' Fees. Upon election of either Beneficiary or Trustee so to do, employment of an attorney is authorized, and payment by Trustor of all attorneys' fees, costs and expenses in connection with any action or actions (including the cost of evidence or search of title) which may be brought for the foreclosure of this Deed of Trust, for possession of the Property covered hereby, for the appointment of a receiver, and/or for the enforcement of any covenant or right in this Deed of Trust contained as hereinafter provided, shall be secured hereby.

              2.14 Restrictions upon Transfer. Except as expressly permitted in the Participation Agreement and other Operative Documents, in the event that the interest of Trustor in the Property or the Collateral, or any part thereof, or any interest therein, is sold, agreed to be sold, conveyed, encumbered, alienated or otherwise transferred by Trustor, whether by operation of law or otherwise, the Note, irrespective of the maturity dates expressed therein, at the option of Beneficiary, and without demand or notice, shall immediately become due and payable. In the event that Beneficiary does not elect to declare the Note immediately due and payable, then, unless indicated otherwise in writing by Beneficiary, Trustor shall nevertheless remain primarily liable for the obligations hereunder and under the Note and any other instrument securing the Note. Subject to the terms of the Participation Agreement and the other Operative Documents, this provision shall apply to each and every sale, transfer, encumbrance or conveyance, regardless whether or not Beneficiary has consented to, or waived, Beneficiary's rights hereunder, whether by action or non-action, in connection with any previous sale, transfer or conveyance. 2.14

              2.15 Further Assurances. Trustor agrees to execute, acknowledge and deliver such documents and take such action as Beneficiary shall determine to be necessary or desirable to further evidence, perfect or continue the perfection and/or the priority of the lien and security interest granted by Trustor herein.

              2.16 Protection of Security. Upon the occurrence of an Event of Default hereunder, and subject to the terms of the Participation Agreement and the other Operative Documents, Beneficiary, or Trustee upon written instructions from Beneficiary (the legality thereof to be determined solely by Beneficiary), may, without further notice to or demand upon Trustor, without releasing Trustor from any obligation hereunder and without waiving its right to declare a default as herein provided or impairing any declaration of default or election to cause the Property to be sold or any sale proceeding predicated thereon:

                   (a) Take action in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary and Trustee being authorized to enter upon and take possession of the Property for such purposes;

                   (b) Commence, appear in and/or defend any action or proceedings purporting to affect the security hereof, and/or any additional or other security therefor, the interests, rights, powers and/or duties of Trustee and/or Beneficiary hereunder, whether brought by or against Trustor, Trustee or Beneficiary;

                   (c) Pay, purchase, contest or compromise any claim, debt, lien, charge or encumbrance which in the judgment of either may affect or appear to affect the security and/or priority of this Deed of Trust, the interest of Beneficiary or the rights, powers and/or duties of Trustee and/or Beneficiary hereunder; and

                   (d) Beneficiary is authorized, either by itself or by its agents to be appointed by it for that purpose or by a receiver appointed by a court of competent jurisdiction, to enter into and upon and take and hold possession of any portion or all of the Property and/or the Collateral, both real and personal, and exclude Trustor and all other persons therefrom; and to operate and manage the Property and/or the Collateral and rent and lease the same, perform such reasonable acts of repair or protection as may be reasonably necessary or proper to conserve the value thereof, and collect any and all income, rents, issues, profits and proceeds therefrom, the same being hereby assigned and transferred to Beneficiary for the benefit and protection of Beneficiary, subject to the terms of the Participation Agreement and the other Operative Documents. The collection and/or receipt of income, rents, issues, profits and/or proceeds by Beneficiary, its agent or receiver, after declaration of default and election to cause the Property to be sold under and pursuant to the terms of this Deed of Trust, the Participation Agreement and the other Operative Documents shall not affect or impair such default or declaration of default or election to cause the Property to be sold or any sale proceedings predicated thereon, but such proceedings may be conducted and sale effected notwithstanding the receipt and/or collection of any such income, rents, issues, profits and/or proceeds. Any such income, rents, issues, profits and/or proceeds in the possession of Beneficiary, its agent or receiver, at the time of sale and not theretofore applied as herein provided, shall be held and distributed pursuant to the terms of the Participation Agreement and the other Operative Documents.

Neither Trustee nor Beneficiary shall be under any obligation to make any of the payments or do any of the acts referred to in this Section and any of the actions referred to in this Section may be taken by Beneficiary irrespective of whether any notice of default or election to sell has been given hereunder and without regard to the adequacy of the security for the indebtedness secured hereby.

                       3 - ASSIGNMENT OF LEASES AND RENTS

              Trustor hereby absolutely and unconditionally assigns and transfers to Beneficiary (and has not heretofore otherwise so assigned or transferred to any other person or entity) the Master Lease, together with all other Leases (including all security deposits, guarantees and other security at any time given as security for the performance of the obligations of the tenants thereunder), income, rents, revenues, issues, deposits, profits and proceeds of the Property and the Collateral to which Trustor may be entitled, whether now due, past due or to become due, and hereby gives to and confers upon Beneficiary the right, power and authority to collect such income, rents, revenues, issues, deposits, profits and proceeds, subject to the terms of the Participation Agreement and the other Operative Documents. This assignment of the Leases, income, rents, revenues, issues, deposits, profits and proceeds constitutes an irrevocable direction and authorization of all tenants under the Leases to pay all rent, revenues, income and profits to Beneficiary upon demand and without further consent or other action by Trustor. This is an absolute assignment, not an assignment for security only, and Beneficiary's right to rents, revenues, issues and profits is not contingent on Beneficiary's possession of all or any portion of the Property. Trustor irrevocably appoints Beneficiary its true and lawful attorney, at the option of Beneficiary at any time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, either in the name of Trustor or in the name of Beneficiary, for all such income, rents, revenues, issues, deposits, profits and proceeds and apply the same to the indebtedness secured hereby. It is understood and agreed that neither the foregoing assignment of Leases, income, rents, revenues, issues, deposits, profits and proceeds to Beneficiary nor the exercise by Beneficiary of any of its rights or remedies under this Section or under Section 2.16 hereof shall be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise obligated, responsible or liable in any manner with respect to the Property or the Collateral or the use, occupancy, enjoyment or operation of all or any portion thereof. Notwithstanding anything to the contrary contained herein or in the Note, so long as no event which is, or with notice or passage of time or both would constitute, an Event of Default shall have occurred, Trustor shall have a license to collect all income, rents, revenues, issues, profits and proceeds from the Property as trustee for the benefit of Beneficiary and Trustor, and Trustor shall apply the funds so collected in accordance with the terms of the Participation Agreement and the other Operative Documents. Upon the occurrence of such event, such license shall be deemed revoked, and any rents received thereafter by Trustor shall be delivered in kind to Beneficiary. Trustor hereby irrevocably constitutes and appoints Beneficiary its true and lawful attorney-in-fact to enforce, in Trustor's name or in Beneficiary's name or otherwise, all rights of Trustor in the instruments, including checks and money orders, tendered as payments of rents and to do any and all things necessary and proper to carry out the purposes hereof.

              The security interest granted by this Article 3 above is intended by Trustor to be subordinate to the provisions of a certain Assignment of Leases and Rents of even date herewith executed by Trustor in favor of Beneficiary and the Lenders (the "Assignment of Leases and Rents") and shall not take priority unless and until the absolute assignment granted to Beneficiary by Trustor in the Assignment of Leases and Rents is for any reason deemed to be ineffective.

                           4 - DEFAULTS AND REMEDIES

         A.   Defaults.

              4.1 Event of Default. Any Loan Agreement Event of Default shall constitute an Event of Default ("Event of Default") hereunder.

         B.   Remedies.

              4.2 Acceleration and Foreclosure. Upon the occurrence of an Event of Default hereunder, then and in each such event, Beneficiary may declare all sums secured hereby immediately due and payable either by commencing an action to foreclose this Deed of Trust as a mortgage, or by the delivery to Trustee of a written declaration of default and demand for sale and of written notice of default and of election to cause the Property to be sold, which notice Trustee shall cause to be duly filed for record in case of foreclosure by exercise of the power of sale herein. Should Beneficiary elect to foreclose by exercise of the power of sale herein, Beneficiary shall also deposit with Trustee this Deed of Trust, the Notes and such receipts and evidence of expenditures made and secured hereby as Trustee may require, and notice of sale having been given as then required by law and after lapse of such time as may then be required by law after recordation of such notice of default, Trustee, without demand on Trustor, shall sell the Property at the time and place of sale fixed by Beneficiary in said notice of sale, either as a whole or in separate parcels, and in such order as Beneficiary may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Neither Trustor nor any other person or entity other than Beneficiary shall have the right to direct the order in which the Property is sold. Trustee may postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed or deeds conveying the Property, or any portion thereof, so sold, but without any covenant or warranty, express or implied. The recitals in such deed or deeds of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee or Beneficiary, may purchase at such sale.

              4.3 Rescission of Notice. Beneficiary, from time to time before Trustee's sale, may rescind any such notice of breach or default and of election to cause the Property to be sold by executing and delivering to Trustee a written notice of such rescission, which notice, when recorded, shall also constitute a cancellation of any prior declaration of default and demand for sale. The exercise by Beneficiary of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring, or impair the right of Beneficiary to execute and deliver to Trustee, as above provided, other declarations of default and demand for sale, and notices of breach or default, and of election to cause the Property to be sold to satisfy the obligations hereof, nor otherwise affect any provision, agreement, covenant or condition of the Notes, the Loan Agreement, the Participation Agreement, any of the other Operative Documents and/or of this Deed of

Trust or any of the rights, obligations or remedies of the parties hereunder.

              4.4 Proceeds of Sale. After deducting all costs, fees and expenses of Trustee and of this trust, including the cost of appraisal and evidence of title in connection with sale and attorneys' fees, Trustee shall apply the proceeds of sale in accordance with the terms of the Participation Agreement and the other Operative Documents.

              4.5 Other Security. If Beneficiary at any time holds additional security for any obligations secured hereby, it may enforce the terms hereof or otherwise realize upon the same, at its option, either before or concurrently herewith or after a sale is made hereunder, and may apply the proceeds upon the indebtedness secured hereby without affecting the status of or waiving any right to exhaust all or any other security, including the security hereunder, and without waiving any breach or default or any right or power whether exercised hereunder or contained herein or in any such other security. Trustor, for itself and for all persons hereafter claiming through or under it or who may at any time hereafter become holders of liens junior to the lien of this Deed of Trust, hereby expressly waives and releases all rights to direct the order in which any of the Property or any other property which is security for the indebtedness secured hereby shall be sold and to have any of the Property, or any other property which is security for the indebtedness secured hereby, marshalled upon any foreclosure of this Deed of Trust or of any other security for any indebtedness secured hereby.

              4.6 Remedies Cumulative. No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by this instrument to Trustee or Beneficiary or to which either of them may be otherwise entitled may be exercised concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Beneficiary, and either of them may pursue inconsistent remedies. No delay or omission of Trustee or Beneficiary to exercise any right or power accruing upon any Event of Default shall impair any right or power or shall be construed to be a waiver of any Event of Default or any acquiescence therein; and every power and remedy may be exercised from time to time as often as may be deemed expedient by Trustee or Beneficiary.

              4.7 Appointment of Receiver. Upon the occurrence of an Event of Default hereunder, Beneficiary, as a matter of right and without further notice to Trustor or anyone claiming under it, and without regard to the then value of the Property or the interest of Trustor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Property or any portion thereof, and Trustor hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Beneficiary in case of entry as provided herein and shall continue as such and exercise all such powers until the date of confirmation of sale of the Property unless such receivership is sooner terminated.

              4.8 Other Remedies. Upon the occurrence of any Event of Default, Beneficiary shall be entitled to exercise all other remedies provided to Beneficiary under any of the Loan Documents or otherwise available under California law or set forth herein, including (a) the institution of a suit in equity or other appropriate proceedings for specific performance or an injunction against a violation of this Deed of Trust; and/or (b) termination of all commitments to cause the reconveyance of the Property, and all other obligations of Beneficiary and all rights of Trustor under the Loan Documents, without notice to or demand upon Trustor, which are expressly waived by Trustor, except that Beneficiary may waive the Event of Default or, without waiving, determine, upon terms and conditions satisfactory to Beneficiary, to cause the reconveyance of any Property, or to make further disbursements of the Loans.

                                 5 - COLLATERAL

              5.1 Beneficiary's Rights as a Secured Party. With respect to the security interest granted in Section 1.2, Beneficiary shall have all the rights and remedies granted to a secured party under Division 9 of the California Uniform Commercial Code (including the right at Beneficiary's sole option to conduct a separate or a unified sale of all or any portion of the Property and the Collateral) as well as all other rights and remedies available at law or in equity. Trustor shall, upon the demand of Beneficiary, assemble all of such Collateral and make it available to Beneficiary at the Property, which is hereby agreed to be reasonably convenient to Beneficiary and Trustee. The proceeds of any sale of any portion of the Collateral shall be applied in accordance with the terms of the Participation Agreement and the other Operative Documents.

              5.2 Financing Statements. If required by Beneficiary at any time during the term of this Deed of Trust, Trustor will execute and deliver to Beneficiary, in form satisfactory to Beneficiary, an additional security agreement and/or financing statement covering all personal property of Trustor which may at any time be furnished, placed on, or annexed or made appurtenant to the Property and used, useful or held for use in the operation of the improvements thereon. Any breach of or default under such security agreement shall constitute an Event of Default.

                          6 - MISCELLANEOUS PROVISIONS

              6.1 No Waiver. By accepting payment of any sum secured hereby after its due date or in an amount less than the sum due, Beneficiary does not waive its rights either to require prompt payment when due of all other sums so secured or to declare a default as herein provided for failure to pay the total sum due.

              6.2 Trustee's Powers. At any time, or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and the Notes for endorsement, and without affecting the personal liability of any person for payment of all or any portion of the indebtedness secured hereby or the effect of this Deed of Trust upon the remainder of the Property, Trustee may: reconvey any part of the Property; consent in writing to the making of any map or plat thereof; join in granting any easement thereon; or join in any extension agreement or any agreement subordinating the lien or charge hereof.

              6.3 Subrogation. Beneficiary shall be subrogated for further security to the lien, although released of record, of any and all encumbrances paid out of the proceeds of any loan secured by this Deed of Trust.

              6.4 Beneficiary's Right to Enter, Inspect and Cure. Beneficiary is authorized, by itself, its contractors, agents, employees or workmen, to enter at any reasonable time upon any part of the Property for the purpose of inspecting the same, and for the purpose of performing any of the acts it is authorized to perform under the terms of the Loan Agreement, the Participation Agreement, the other Operative Documents and this Deed of Trust.

              6.5 Successors in Interest and Interpretation. Subject to the provisions of Section 2.14 hereof, this Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Beneficiary" shall mean the owner and holder, including pledgees, of the Note, now or hereafter and whether or not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural. The word "person" shall include corporation, partnership or other form of association. Any reference in this Deed of Trust to any document, instrument or agreement creating or evidencing an obligation secured hereby shall include such document, instrument or agreement both as originally executed and as it may from time to time be modified.

              6.6 Affidavit to Trustee. Trustee, upon presentation to it of an affidavit signed by or on behalf of Beneficiary, setting forth any fact or facts showing a default by Trustor under any of the terms or conditions of this Deed of Trust, is authorized to accept as true and conclusive all facts and statements in such affidavit and to act hereunder in complete reliance thereon.

              6.7 Severability. If any provision hereof should be held unenforceable or void, then such provision shall be deemed separable from the remaining provisions and shall in no way affect the validity of this Deed of Trust.

              6.8 Trustee's Acceptance. Trustee accepts this trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. The trust created hereby is irrevocable by Trustor.

              6.9 No Obligation to Notify. Trustee shall be under no obligation to notify any party hereto of any action or proceeding of any kind in which Trustor, Beneficiary and/or Trustee shall be a party, unless brought by Trustee, or of any pending sale under any other deed of trust.

              6.10 Substitution of Trustee. Beneficiary may, from time to time, by a written instrument executed and acknowledged by Beneficiary and recorded in the county or counties where the Property is located, substitute a successor or successors for the Trustee named herein or acting hereunder.

              6.11 Waiver of Statute of Limitations. The right to plead any and all statutes of limitation as a defense to any demand secured by this Deed of Trust is hereby waived to the full extent permitted by law.

              6.12 Trustor Waiver of Rights. Trustor waives, to the extent permitted by law: (a) the benefit of all laws now existing or that may hereafter be enacted providing for any appraisement before sale of any portion of the Property; (b) all rights and remedies which Trustor may have or be able to assert by reason of the laws of the State of California pertaining to the rights and remedies of sureties; and (c) all rights of valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshaling in the event of foreclosure of the liens hereby created; provided, however, nothing contained herein shall be deemed to be a waiver of Trustor's rights under Section 2924c of the California Civil Code.

              6.13 Notices. All notices and demands expressly provided hereunder to be given by Beneficiary to Trustor and all notices, demands and other communications of any kind or nature whatever which Trustor may be required or may desire to give to or serve on Beneficiary shall be in writing, shall be addressed to the appropriate address set forth in this section, or at such other place as Trustor, Beneficiary or Trustee, as the case may be, may from time to time designate in writing by ten (10) days prior written notice and shall be (a) hand-delivered, effective upon receipt, (b) sent by United States Express Mail or by private overnight courier, effective upon receipt, or (c) served by certified mail, return receipt requested, deposited in the United States mail, with postage thereon fully prepaid and addressed to the party so to be served and shall be deemed effective on the day of actual delivery as shown by the addressee's return receipt or the expiration of three (3) business days after the date of mailing, whichever is the earlier in time. The addresses of the parties are as follows:

              TO TRUSTOR:         IBJTC Leasing Corporation-BSC
                                  245 Park Avenue
                                  New York, New York 10167
                                  Attention:  Virginia Fino

              With a copy to:     LAM Research Corporation
                                  4650 Cushing Parkway
                                  Fremont, CA 94538
                                  Attention: Treasurer and Assistant
                                                 General Counsel

              And with a copy to Pillsbury Madison & Sutro LLP as set
                 forth below.

              TO BENEFICIARY:     IBJTC Leasing Corporation-BSC
                                  245 Park Avenue
                                  New York, New York 10167
                                  Attention:  Virginia Fino

              With a copy to:     Pillsbury Madison & Sutro LLP
                                  235 Montgomery Street
                                  San Francisco, CA 94104
                                  Attn:  George Haley, Esq.

              6.14 Notice to Trustor. Trustor requests that a copy of any notice of default and of any notice of sale hereunder be mailed to Trustor at the address set forth above.

              6.15 Reconveyance. Upon written request of Beneficiary stating that all sums secured hereby have been paid and upon surrender to Trustee of this Deed of Trust and the Note for cancellation and retention and upon payment of its fees, Trustee shall reconvey, without warranty, the Property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof.

The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

              6.16 Releases, Extensions, Modifications and Additional Security. Without affecting the liability or obligations of any person, including
Trustor, for the performance of any obligations secured hereby (excepting only any person or property otherwise expressly released in writing by Beneficiary), Beneficiary may, from time to time and without notice, release any person liable for payment of any of said indebted ness or the performance of any of said obligations, extend the time of payment or otherwise alter the terms of any of said obligations, accept additional security therefor of any kind, including trust deeds or mortgages, or alter, substitute or release any property securing said obligations.

              6.17 Obligations of Trustor Joint and Several. If more than one person has executed this Deed of Trust as "Trustor," the obligations of all such persons hereunder shall be joint and several.

              6.18 Headings. The headings of each paragraph are for convenience only and shall be disregarded in construing this Deed of Trust.

              6.19 Sale of Participation. Beneficiary may, at any time, sell, transfer, assign the Loan secured hereby or grant participations herein and in any and all notes and other obligations secured hereby, and Beneficiary may forward to each purchaser, prospective purchaser, participant and prospective participant all documents and information which Beneficiary now has or later may acquire relating to those obligations and to Trustor, and any partners, joint venturers or members of Trustor, whether furnished by Trustor or otherwise, as Beneficiary determines necessary or desirable.

              6.20 Governing Law. This Deed of Trust shall be construed and enforced in accordance with the laws of the State of California.

              6.21 Counterparts. This Deed of Trust may be executed in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.

         IN WITNESS WHEREOF, Trustor has executed this Deed of Trust and Security Agreement and Fixture Filing and Assignment of Leases and Rents as of the day first written above.

                                       IBJTC LEASING CORPORATION-BSC,
                                       a New York corporation

                                       By _________________________________

                                          Its _____________________________

STATE OF NEW YORK,                  )
                                    )  ss.
County of ____________________.     )

         On March ___, 1998, before me, __________________________, a Notary
Public in and for the State of New York, personally appeared _____________________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he or she executed the within instrument in his or her authorized capacity and that, by his or her signature on the within instrument, the person or entity upon behalf of which he or she acted executed the within instrument.

         WITNESS my hand and official seal.

Signature _________________________         (Seal)

                                    EXHIBIT A

                                      LAND

Recorded at Request of and
When Recorded Mail to:

Jesse Berg, Esq.
Pillsbury Madison & Sutro, LLP
P.O. Box 7880
San Francisco, CA 94120-7880





                       AMENDMENT TO LEASE SUPPLEMENT NO. 1
                            (AND MEMORANDUM OF LEASE)


         THIS AMENDMENT TO LEASE SUPPLEMENT NO. 1 (AND MEMORANDUM OF LEASE) (this "Amendment"), made as of March 30, 1998, by and between LAM RESEARCH CORPORATION, a Delaware Corporation ("Lessee"), and IBJTC Leasing
Corporation-BSC, a New York corporation ("Lessor"),

                              W I T N E S S E T H:

         WHEREAS, Lessor and Lessee entered into a Master Lease and Mortgage dated as of March 27, 1996 (the "Master Lease").

         WHEREAS, Lessor and Lessee entered into a Lease Supplement No. 1 (And Memorandum of Lease) dated as of March 27, 1996 (the "Lease Supplement").

         WHEREAS, Lessor and Lessee intend to amend certain provisions of the Lease Supplement to reflect the amendment and restatement of that Participation Agreement dated as of March 27, 1996 among the Lessor, the Lessee, the Participation Agent (as defined therein) and the Lenders (as defined therein).

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:


         1.       Amendment to the Lease Supplement.

         (a) Paragraph 1 of the Lease Supplement is hereby amended by deleting the two references to "Appendix 1" found therein, and replacing such references with the reference "Appendix A".

         (b) Paragraph 8 of the Lease Supplement is hereby amended by deleting the words "THE PARTICIPATION AGREEMENT DATED AS OF MARCH 27, 1996" and inserting in lieu thereof the words "THE AMENDED AND RESTATED PARTICIPATION AGREEMENT DATED AS OF MARCH 30, 1998".

         3. Legal Effect. This Amendment amends the Lease Supplement, is incorporated into the Lease Supplement, and shall form a part of the Lease Supplement. Except as supplemented and modified by this Amendment, the Lease Supplement is unmodified and, as amended by this Amendment, the Lease Supplement shall remain in full force and effect, enforceable in accordance with its terms.

         4. Severability. If any provision of this Amendment shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of California without regard to its principles regarding choice of law.

         6. Headings. The headings of this Amendment are for convenience only and are not intended to effect the meaning or interpretation of this Amendment.

         7. Benefit of Amendment. This Amendment shall inure to the benefit of, and be enforceable by Lessor and Lessee, and their respective successors and assigns.

         IN WITNESS WHEREOF, Lessor and Lessee have executed this Amendment as of the date first hereinabove written.


                                                   IBJTC LEASING CORPORATION-BSC



                                                   By __________________________

                                                     Its _______________________




                                                   LAM RESEARCH CORPORATION



                                                   By __________________________

                                                     Its _______________________

STATE OF CALIFORNIA,                  )
                                      )  ss.
County of ____________________.       )


         On March ___, 1998, before me, ___________________________, a Notary
Public in and for the State of California, personally appeared ______________________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he or she executed the within instrument in his or her authorized capacity and that, by his or her signature on the within instrument, the person or entity upon behalf of which he or she acted executed the within instrument.

         WITNESS my hand and official seal.



Signature _________________________   (Seal)

STATE OF NEW YORK,                    )
                                      )  ss.
County of ____________________.       )


         On March ___, 1998, before me, ___________________________, a Notary
Public in and for the State of New York, personally appeared ______________________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he or she executed the within instrument in his or her authorized capacity and that, by his or her signature on the within instrument, the person or entity upon behalf of which he or she acted executed the within instrument.

         WITNESS my hand and official seal.



Signature _________________________   (Seal)

Recorded at Request of and
When Recorded Mail to:

Jesse Berg, Esq.
Pillsbury Madison & Sutro, LLP
P.O. Box 7880
San Francisco, CA 94120-7880





                       AMENDMENT TO LEASE SUPPLEMENT NO. 2
                            (AND MEMORANDUM OF LEASE)


         THIS AMENDMENT TO LEASE SUPPLEMENT NO. 2 (AND MEMORANDUM OF LEASE) (this "Amendment"), made as of March 30, 1998, by and between LAM RESEARCH CORPORATION, a Delaware Corporation ("Lessee"), and IBJTC Leasing
Corporation-BSC, a New York corporation ("Lessor"),

                              W I T N E S S E T H:

         WHEREAS, Lessor and Lessee entered into a Master Lease and Mortgage dated as of March 27, 1996 (the "Master Lease").

         WHEREAS, Lessor and Lessee entered into a Lease Supplement No. 2 (And Memorandum of Lease) dated as of March 27, 1996 (the "Lease Supplement").

         WHEREAS, Lessor and Lessee intend to amend certain provisions of the Lease Supplement to reflect the amendment and restatement of that Participation Agreement dated as of March 27, 1996 among the Lessor, the Lessee, the Participation Agent (as defined therein) and the Lenders (as defined therein).

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:


         1.       Amendment to the Lease Supplement.

         (a) Paragraph 1 of the Lease Supplement is hereby amended by deleting the two references to "Appendix 1" found therein, and replacing such references with the reference "Appendix A".

         (b) Paragraph 8 of the Lease Supplement is hereby amended by deleting the words "THE PARTICIPATION AGREEMENT DATED AS OF MARCH 27, 1996" and inserting in lieu thereof the words "THE AMENDED AND RESTATED PARTICIPATION AGREEMENT DATED AS OF March 30, 1998".

         3. Legal Effect. This Amendment amends the Lease Supplement, is incorporated into the Lease Supplement, and shall form a part of the Lease Supplement. Except as supplemented and modified by this Amendment, the Lease Supplement is unmodified and, as amended by this Amendment, the Lease Supplement shall remain in full force and effect, enforceable in accordance with its terms.

         4. Severability. If any provision of this Amendment shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of California without regard to its principles regarding choice of law.

         6. Headings. The headings of this Amendment are for convenience only and are not intended to effect the meaning or interpretation of this Amendment.

         7. Benefit of Amendment. This Amendment shall inure to the benefit of, and be enforceable by Lessor and Lessee, and their respective successors and assigns.

         IN WITNESS WHEREOF, Lessor and Lessee have executed this Amendment as of the date first hereinabove written.


                                                   IBJTC LEASING CORPORATION-BSC



                                                   By __________________________

                                                     Its _______________________




                                                   LAM RESEARCH CORPORATION



                                                   By __________________________

                                                     Its _______________________

STATE OF CALIFORNIA,                 )
                                     )  ss.
County of ____________________.      )


         On March ___, 1998, before me, ___________________________, a Notary
Public in and for the State of California, personally appeared ______________________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he or she executed the within instrument in his or her authorized capacity and that, by his or her signature on the within instrument, the person or entity upon behalf of which he or she acted executed the within instrument.

         WITNESS my hand and official seal.



Signature _________________________  (Seal)

STATE OF NEW YORK,                   )
                                     )  ss.
County of ____________________.      )


         On March ___, 1998, before me, ___________________________, a Notary
Public in and for the State of New York, personally appeared ______________________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he or she executed the within instrument in his or her authorized capacity and that, by his or her signature on the within instrument, the person or entity upon behalf of which he or she acted executed the within instrument.

         WITNESS my hand and official seal.



Signature _________________________  (Seal)

                            REQUEST FOR RECONVEYANCE


FIRST AMERICAN TITLE INSURANCE COMPANY, Trustee:

         IBJTC Leasing Corporation-BSC ("IBJTC"), as Participation Agent for itself and for the Industrial Bank of Japan, Limited and the other Tranche A and Tranche B Lenders, is the legal owner and holder of the Tranche A Notes and Tranche B Notes, each dated March 27, 1996 in the aggregate principal sum of fifty-five million six hundred and eighty thousand dollars ($55,680,000), made by IBJTC and payable to the order of the Tranche A and Tranche B Lenders (as amended, the "Promissory Notes") and all other indebtedness secured by (i) the Deed of Trust and Security Agreement and Fixture Filing and Assignment of Leases and Rents (Construction Trust Deed) dated as of March 27, 1996, from IBJTC, as trustor, to First American Title Insurance Company, a California corporation, as trustee, for the benefit of IBJTC, as Participation Agent for itself and for the Industrial Bank of Japan, Limited and the other Tranche A and Tranche B Lenders, as beneficiary, and recorded on March 29, 1996, as Document No. 96-078946 in the Official Records of Alameda County, California (the "Construction Deed of Trust"); and (ii) the Deed of Trust and Security Agreement and Fixture Filing and Assignment of Leases and Rents dated as of March 27, 1996, from IBJTC, as trustor, to First American Title Insurance Company, a California corporation, as trustee, for the benefit of IBJTC, as Participation Agent for itself and for the Industrial Bank of Japan, Limited and the other Tranche A and Tranche B Lenders, as beneficiary, and recorded on March 29, 1996, as Document No. 96-078945 in the Official Records of Alameda County, California (the "Additional Deed of Trust") (the Construction Deed of Trust and the Additional Deed of Trust are collectively referred to herein as the "Deeds of Trust").

         You are hereby requested, in accordance with the terms of the Deeds of Trust, to reconvey, without warranty, to "the person or persons legally entitled thereto," the estate now held by you under the Deeds of Trust.

         Mail the reconveyance to Jesse Berg, Esq., Pillsbury Madison & Sutro LLP, 235 Montgomery Street, San Francisco, California 94104.

         Dated:  March 30, 1998.

                                           IBJTC LEASING CORPORATION-BSC,
                                           a New York corporation



                                           By __________________________________

                                              Its ______________________________

Recorded at Request of and
When Recorded Mail to:

Jesse Berg, Esq.
Pillsbury Madison & Sutro, LLP
P.O. Box 7880
San Francisco, CA 94120-7880





                              TERMINATION AGREEMENT


         THIS TERMINATION AGREEMENT (the "Agreement"), dated as of March 30, 1998, by and between IBJTC LEASING CORPORATION-BSC, a New York corporation in its individual capacity as Lessor (the "Assignor"), and IBJTC LEASING CORPORATION-BSC, as Participation Agent for itself the Industrial Bank of Japan, Limited and the other Tranche A and Tranche B Lenders(the "Assignee").

                              W I T N E S S E T H:

         WHEREAS, Assignor and Assignee have entered into that Assignment of Leases and Rents dated as of March 27, 1996 and recorded on March 29, 1996, as Document No. 96-078947 in the Official Records of Alameda County, California (as amended, modified and supplemented through the date hereof, the "Assignment").

         WHEREAS, Assignor and Assignee desire to terminate the Assignment as set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, Assignor and Assignee agree as follows:


         1. References. Unless otherwise specifically defined herein, each term used herein which is defined in the Assignment has the meaning assigned to such term in the Assignment.

         2. Termination of Assignment. Notwithstanding any provision of the Assignment to the contrary, the Assignment shall terminate as of the date hereof (the "Termination Date") and the parties hereto shall be released from any and all obligations and liabilities relating to the Assignment arising after the Termination Date.

         3. Consideration. Assignee acknowledges as of the date hereof that Assignor has satisfied all obligations owing under the Loan Agreement, including but not limited to the repayment of the principal of, and all accrued but unpaid interest relating to, the Loans.

         4. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of California.

         5. Successors and Assigns. This Agreement will extend to and inure to the benefit of and be binding upon the successors and assigns, heirs, executors and administrators of the parties hereto.

         6. Attorneys' Fees. If any party commences an action or arbitration proceeding against the other party arising out of or in connection with this Agreement, the prevailing party shall be entitled to recover from the losing party the cost and expense of such action, including reasonable attorneys' fees and costs, and court and arbitration costs.

         7.       Counterparts. This Agreement may be executed in counterparts.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year hereinabove written.


                                           IBJTC LEASING CORPORATION-BSC,
                                           as Lessor and Assignor



                                           By ____________________________

                                              Its ________________________


                                           IBJTC LEASING CORPORATION-BSC,
                                           as Participation Agent and Assignee



                                           By ____________________________

                                              Its ________________________

STATE OF NEW YORK,                   )
                                     )  ss.
County of ____________________.      )


         On March ___, 1998, before me, ___________________________, a Notary
Public in and for the State of New York, personally appeared ______________________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he or she executed the within instrument in his or her authorized capacity and that, by his or her signature on the within instrument, the person or entity upon behalf of which he or she acted executed the within instrument.

         WITNESS my hand and official seal.



Signature _________________________  (Seal)

STATE OF NEW YORK,                   )
                                     )  ss.
County of ____________________.      )


         On March ___, 1998, before me, ___________________________, a Notary
Public in and for the State of New York, personally appeared ______________________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he or she executed the within instrument in his or her authorized capacity and that, by his or her signature on the within instrument, the person or entity upon behalf of which he or she acted executed the within instrument.

         WITNESS my hand and official seal.



Signature _________________________  (Seal)

                         LOAN REPAYMENT ACKNOWLEDGEMENT


Lam Research Corporation
4650 Cushing Parkway
Fremont, CA  94538
Attention:  Treasurer


         Reference is made to the Loan Agreement dated as of March 27, 1996, and as amended from time to time (the "Loan Agreement") by and among IBJTC Leasing Corporation-BSC, as Lessor, the financial institutions party thereto, and The Industrial Bank of Japan, Limited, San Francisco Agency, as Agent (the "Agent"). As of the date hereof all amounts outstanding under the Loan Agreement will have been paid in full by the Lessor. The Lessor shall request from each of the Lenders that terminations and releases of the Loan Agreements and the guarantees related thereto be executed and delivered to you. As of the date hereof and upon repayment in full of the amounts outstanding under the Loan Agreement, to the knowledge of the Participation Agent there are no obligations or liabilities that will be owing to the Lenders from the Lessee.

         Dated:  March 30, 1998.

                                            IBJTC LEASING CORPORATION-BSC,
                                            as Lessor and Participation Agent



                                            By _________________________________

                                               Its _____________________________

                                                                       EXHIBIT C
                                                      TO PARTICIPATION AGREEMENT


                            LAM RESEARCH CORPORATION

                            ENVIRONMENTAL CERTIFICATE


         The undersigned hereby certifies that [s]he is a ____________________ of Lam Research Corporation, a Delaware corporation (the "Lessee"), and that, as such [s]he is authorized to execute and deliver this Certificate on behalf of the Lessee, pursuant to Section 6.1(r) of the Amended and Restated Participation Agreement dated as of March __, 1998 (the "Participation Agreement"), among Lam Research Corporation (the "Lessee"), as Lessee and Construction Agent, IBJTC Leasing Corporation-BSC, as Lessor and Participation Agent, The Industrial Bank of Japan, Limited, and such other Lenders as may from time to time become parties thereto, as Tranche A Lenders and Tranche B Lenders and The Industrial Bank of Japan, Limited, San Francisco Agency, as Agent. Capitalized terms used but not otherwise defined herein have the respective meanings specified in Appendix A to the Participation Agreement.

         The undersigned further certifies that to my actual knowledge the information contained in that certain Phase 1 Environmental Site Assessment Northpoint Lots 20 and 21 Cushing Parkway prepared by E2C, Inc. and dated July 14, 1993, as amended and updated, was true and correct as of the Acquisition Date and there has been no subsequent event or subsequent discovery which would make the findings contained therein inaccurate, and there has been no violation of any Environmental Law which would reasonably be expected to have a Material adverse effect on any Property.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this _____ day of March, 1998.

                                              LAM RESEARCH CORPORATION



                                              By _______________________________

                                                 Its ___________________________

                     AMENDMENT TO MASTER LEASE AND MORTGAGE


         THIS AMENDMENT TO MASTER LEASE AND MORTGAGE (this "Amendment"), made as of March 30, 1998, by and between LAM RESEARCH CORPORATION, a Delaware Corporation ("Lessee"), and IBJTC Leasing Corporation-BSC, a New York corporation ("Lessor"),

                              W I T N E S S E T H:

         WHEREAS, Lessor and Lessee entered into a Master Lease and Mortgage dated as of March 27, 1996 (the "Master Lease").

         WHEREAS, Lessor and Lessee intend to amend certain definitions contained in Appendix A to the Master Lease and the amount of rent to be paid in connection with the Master Lease.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:


         1.       Amendment to Master Lease.

         (a) Appendix A to the Master Lease is hereby deleted in its entirety and is replaced by that new Appendix A attached hereto as Annex I.

         (b) Schedule I to the Master Lease is hereby deleted in its entirety and is replaced by that new Schedule I attached hereto as Annex II.

         (c) Section 16.1(f) of the Master Lease is hereby amended to delete the words "or the Guarantee" in the third line of such subsection.

         (d) Section 16.1(m) of the Master Lease is hereby amended to delete the words ", or the Lessee shall repudiate, or purport to discontinue or terminate, the Guarantee" in the fourth and fifth lines of such subsection.

         2. Legal Effect. This Amendment amends the Master Lease, is incorporated into the Master Lease, and shall form a part of the Master Lease. Except as supplemented and modified by this Amendment, the Master Lease is unmodified and, as amended by this Amendment, the Master Lease shall remain in full force and effect, enforceable in accordance with its terms.

         3. Severability. If any provision of this Amendment shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         4. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of California without regard to its principles regarding choice of law.

         5. Headings. The headings of this Amendment are for convenience only and are not intended to effect the meaning or interpretation of this Amendment.

         6. Benefit of Amendment. This Amendment shall inure to the benefit of, and be enforceable by Lessor and Lessee, and their respective successors and assigns.

         IN WITNESS WHEREOF, Lessor and Lessee have executed this Amendment as of the date first hereinabove written.


                                                   IBJTC LEASING CORPORATION-BSC



                                                   By __________________________

                                                      Its ______________________


                                                   LAM RESEARCH CORPORATION



                                                   By __________________________

                                                      Its ______________________

STATE OF NEW YORK,                    )
                                      )  ss.
County of ____________________.       )


         On March ___, 1998, before me, ___________________________, a Notary
Public in and for the State of New York, personally appeared ______________________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he or she executed the within instrument in his or her authorized capacity and that, by his or her signature on the within instrument, the person or entity upon behalf of which he or she acted executed the within instrument.

         WITNESS my hand and official seal.



Signature _________________________   (Seal)

STATE OF CALIFORNIA,                  )
                                      )  ss.
County of ____________________.       )


         On March ___, 1998, before me, ___________________________, a Notary
Public in and for the State of California, personally appeared ______________________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he or she executed the within instrument in his or her authorized capacity and that, by his or her signature on the within instrument, the person or entity upon behalf of which he or she acted executed the within instrument.

         WITNESS my hand and official seal.



Signature _________________________   (Seal)

                                     Annex I

                                  See attached.

                                    Annex II

                                  See attached.

                                   Schedule I

         On each Payment Date Lessee shall pay Rent equal to interest owing under the Loans and Equity Yield owing on the Equity Amount. In addition, on the final Payment Date Lessee shall pay Rent equal to all outstanding Loans and Equity Amounts.

                                 TRANCHE A NOTE

                                                                  March 30, 1998
$44,402,172.73


         FOR VALUE RECEIVED, the undersigned, IBJTC LEASING CORPORATION-BSC, a New York corporation, as Lessor (the "Lessor"), promises to pay to the order of THE INDUSTRIAL BANK OF JAPAN, LIMITED (the "Lender") on the Maturity Date the principal sum of Forty-Four Million Four Hundred Two Thousand One Hundred Seventy-Two and Seventy-Three Hundredths dollars ($44,402,172.73) or, if less, the aggregate unpaid principal amount of all Tranche A Loans made by the Lender pursuant to that certain Loan Agreement, dated as of March 30, 1998 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Loan Agreement"), among the Lessor and the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto.

         The Lessor also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Loan Agreement.

         Payments of both principal and interest are to be made without setoff or counterclaim in lawful money of the United States of America in same day or immediately available funds to the Payment Office of the Lender specified in
Schedule IV to the Participation Agreement (or to such other account as the Lender may from time to time designate in a written notice to the Lessor).

         This Note is one of the Tranche A Notes referred to in, and evidences indebtedness incurred under, the Loan Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Lessor is permitted and required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be or automatically become immediately due and payable.

         The Lender is authorized to endorse the schedule attached hereto (and any continuation thereof) in accordance with the provisions of the Loan Agreement. Capitalized terms used but not otherwise defined herein have the respective meanings specified in Appendix A to the Loan Agreement.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

         THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.


                                         IBJTC LEASING CORPORATION-BSC,
                                         as Lessor



                                         By ____________________________________
                                            Name:
                                            Title:

                     TRANCHE A LOANS AND PRINCIPAL PAYMENTS

==================================================================================================================================
       Date                Amount of             Amount of             Unpaid                 Total               Notation
                           Tranche A             Principal            Principal                                    Made by
                          Loans Made              Repaid               Balance
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================

                                 TRANCHE B NOTE


                                                                  March 30, 1998
$6,954,557.16


         FOR VALUE RECEIVED, the undersigned, IBJTC LEASING CORPORATION-BSC, a New York corporation, as Lessor (the "Lessor"), promises to pay to the order of THE INDUSTRIAL BANK OF JAPAN, LIMITED (the "Lender") on the Maturity Date the principal sum of Six Million Nine Hundred Fifty-Four Thousand Five Hundred Fifty-Seven and Sixteen Hundredths dollars ($6,954,557.16) or, if less, the aggregate unpaid principal amount of all Tranche B Loans made by the Lender pursuant to that certain Loan Agreement, dated as of March 30, 1998 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Loan Agreement"), among the Lessor and the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto.

         The Lessor also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Loan Agreement.

         Payments of both principal and interest are to be made without setoff or counterclaim in lawful money of the United States of America in same day or immediately available funds to the Payment Office of the Lender specified in
Schedule IV to the Participation Agreement (or to such other account as the Lender may from time to time designate in a written notice to the Lessor).

         This Note is one of the Tranche B Notes referred to in, and evidences indebtedness incurred under, the Loan Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Lessor is permitted and required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be or automatically become immediately due and payable.

         The Lender is authorized to endorse the schedule attached hereto (and any continuation thereof) in accordance with the provisions of the Loan Agreement. Capitalized terms used but not otherwise defined herein have the respective meanings specified in Appendix A to the Loan Agreement.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

         THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.


                                          IBJTC LEASING CORPORATION-BSC,
                                          as Lessor



                                          By ___________________________________
                                             Name:
                                             Title:

                     TRANCHE B LOANS AND PRINCIPAL PAYMENTS

==================================================================================================================================
       Date                Amount of             Amount of             Unpaid                 Total               Notation
                           Tranche A             Principal            Principal                                    Made by
                          Loans Made              Repaid               Balance
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================

                         Consent of Lessee to Assignment

             CONSENT AND ACKNOWLEDGMENT BY LAM RESEARCH CORPORATION


         The undersigned hereby acknowledges receipt of a counterpart original of, and consents to, the foregoing Assignment.

         The foregoing is furnished for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the undersigned, and the undersigned understands and intends that the Participation Agent and the Lenders will rely on the foregoing and that the undersigned will be legally bound by the foregoing. This Consent and Acknowledgment shall inure to the benefit of the Participation Agent and the Lenders and their respective successors and assigns.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Consent and Acknowledgment as of this 30th day of March, 1998, pursuant to proper authority duly granted.

                                              LAM RESEARCH CORPORATION,
                                              a Delaware corporation



                                              By _______________________________

                                                 Its ___________________________

STATE OF CALIFORNIA,                 )
                                     )  ss.
County of ____________________.      )


         On March ___, 1998, before me, ___________________________, a Notary
Public in and for the State of California, personally appeared ______________________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he or she executed the within instrument in his or her authorized capacity and that, by his or her signature on the within instrument, the person or entity upon behalf of which he or she acted executed the within instrument.

         WITNESS my hand and official seal.



Signature _________________________  (Seal)

                               SUPPLEMENT NO. 1 TO
                         ASSIGNMENT OF LEASES AND RENTS


         THIS SUPPLEMENT NO. 1 (this "Supplement"), dated as of March 30, 1998, to the ASSIGNMENT OF LEASES AND RENTS, dated as of March 30, 1998 (the "Assignment"), made by IBJTC LEASING CORPORATION-BSC, a New York corporation in its individual capacity (in such capacity "Assignor"), to IBJTC LEASING CORPORATION-BSC, a New York corporation, not in its individual capacity but as Participation Agent (together with its successors in such capacity, the "Assignee") for: THE INDUSTRIAL BANK OF JAPAN, LIMITED and the various financial institutions party to the Loan Agreement from time to time as Tranche A Lenders thereunder (together with each of their permitted successors and assigns, the "Tranche A Lenders"); and THE INDUSTRIAL BANK OF JAPAN, LIMITED and the various financial institutions party to the Loan Agreement from time to time as Tranche B Lenders thereunder (together with each of their permitted successors and assignors, the "Tranche B Lenders" and, together with the Tranche A Lenders, the "Lenders"). Capitalized terms used herein but not otherwise defined have the meanings specified in the Assignment.

         The parties hereto agree as follows:

         1. The Property. In accordance with the Assignment, the Assignor has executed this Supplement to subject the Master
Lease, as supplemented by the Lease Supplement attached as
Schedule 1 hereto, to the Assignment. The description of the Property is attached hereto as Schedule 2.

         2. Integrated Assignment. Following the execution and delivery of this Supplement, this Supplement, and all supplements previously delivered under the Assignment, shall constitute a part of the Assignment.

         3. Confirmation. Except as expressly supplemented hereby, the provisions of the Assignment are and shall remain in full force and effect. Further, the Assignor hereby reaffirms its obligations under the Assignment.

         IN WITNESS WHEREOF, the Assignor has caused this Supplement to be duly executed as of the day and year first above written.

                                           IBJTC LEASING CORPORATION-BSC,
                                           as Assignor



                                           By __________________________________

                                              Its ______________________________

STATE OF NEW YORK,                    )
                                      )  ss.
County of ____________________.       )


         On March ___, 1998, before me, ___________________________, a Notary
Public in and for the State of New York, personally appeared ______________________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he or she executed the within instrument in his or her authorized capacity and that, by his or her signature on the within instrument, the person or entity upon behalf of which he or she acted executed the within instrument.

         WITNESS my hand and official seal.



Signature _________________________   (Seal)

                                   SCHEDULE 1


                               [Lease Supplement]

                                   SCHEDULE 2


                            [Description of Property]

                  Consent of Lessee to Supplement to Assignment

             CONSENT AND ACKNOWLEDGMENT BY LAM RESEARCH CORPORATION


         The undersigned hereby acknowledges receipt of a counterpart original of, and consents to, the foregoing Supplement No. 1 to the Assignment of Leases and Rents.

         The foregoing is furnished for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the undersigned, and the undersigned understands and intends that the Lenders will rely on the foregoing and that the undersigned will be legally bound by the foregoing. This Consent and Acknowledgment shall inure to the benefit of the Lenders and their respective successors and assigns.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Consent and Acknowledgment as of March 30, 1998, pursuant to proper authority duly granted.

                                              LAM RESEARCH CORPORATION,
                                              a Delaware corporation



                                              By _______________________________

                                                 Its ___________________________

STATE OF CALIFORNIA,                  )
                                      )  ss.
County of ____________________.       )


         On March ___, 1998, before me, ___________________________, a Notary
Public in and for the State of California, personally appeared ______________________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he or she executed the within instrument in his or her authorized capacity and that, by his or her signature on the within instrument, the person or entity upon behalf of which he or she acted executed the within instrument.

         WITNESS my hand and official seal.



Signature _________________________   (Seal)

                               SUPPLEMENT NO. 2 TO
                         ASSIGNMENT OF LEASES AND RENTS


         THIS SUPPLEMENT NO. 2 (this "Supplement"), dated as of March 30, 1998, to the ASSIGNMENT OF LEASES AND RENTS, dated as of March 30, 1998 (the "Assignment"), made by IBJTC LEASING CORPORATION-BSC, a New York corporation in its individual capacity (in such capacity "Assignor"), to IBJTC LEASING CORPORATION-BSC, a New York corporation, not in its individual capacity but as Participation Agent (together with its successors in such capacity, the "Assignee") for: THE INDUSTRIAL BANK OF JAPAN, LIMITED and the various financial institutions party to the Loan Agreement from time to time as Tranche A Lenders thereunder (together with each of their permitted successors and assigns, the "Tranche A Lenders"); and THE INDUSTRIAL BANK OF JAPAN, LIMITED and the various financial institutions party to the Loan Agreement from time to time as Tranche B Lenders thereunder (together with each of their permitted successors and assignors, the "Tranche B Lenders" and, together with the Tranche A Lenders, the "Lenders"). Capitalized terms used herein but not otherwise defined have the meanings specified in the Assignment.

         The parties hereto agree as follows:

         1. The Property. In accordance with the Assignment, the Assignor has executed this Supplement to subject the Master
Lease, as supplemented by the Lease Supplement attached as
Schedule 1 hereto, to the Assignment. The description of the Property is attached hereto as Schedule 2.

         2. Integrated Assignment. Following the execution and delivery of this Supplement, this Supplement, and all supplements previously delivered under the Assignment, shall constitute a part of the Assignment.

         3. Confirmation. Except as expressly supplemented hereby, the provisions of the Assignment are and shall remain in full force and effect. Further, the Assignor hereby reaffirms its obligations under the Assignment.

         IN WITNESS WHEREOF, the Assignor has caused this Supplement to be duly executed as of the day and year first above written.

                                            IBJTC LEASING CORPORATION-BSC,
                                            as Assignor



                                            By _________________________________

                                               Its _____________________________

STATE OF NEW YORK,                   )
                                     )  ss.
County of ____________________.      )


         On March ___, 1998, before me, ___________________________, a Notary
Public in and for the State of New York, personally appeared ______________________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he or she executed the within instrument in his or her authorized capacity and that, by his or her signature on the within instrument, the person or entity upon behalf of which he or she acted executed the within instrument.

         WITNESS my hand and official seal.



Signature _________________________  (Seal)

                                   SCHEDULE 1


                               [Lease Supplement]

                                   SCHEDULE 2


                            [Description of Property]

                  Consent of Lessee to Supplement to Assignment

             CONSENT AND ACKNOWLEDGMENT BY LAM RESEARCH CORPORATION


         The undersigned hereby acknowledges receipt of a counterpart original of, and consents to, the foregoing Supplement No. 2 to the Assignment of Leases and Rents.

         The foregoing is furnished for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the undersigned, and the undersigned understands and intends that the Lenders will rely on the foregoing and that the undersigned will be legally bound by the foregoing. This Consent and Acknowledgment shall inure to the benefit of the Lenders and their respective successors and assigns.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Consent and Acknowledgment as of March 30, 1998, pursuant to proper authority duly granted.

                                            LAM RESEARCH CORPORATION,
                                            a Delaware corporation



                                            By _________________________________

                                               Its _____________________________

STATE OF CALIFORNIA,                   )
                                       )  ss.
County of ____________________.        )


         On March ___, 1998, before me, ___________________________, a Notary
Public in and for the State of California, personally appeared ______________________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he or she executed the within instrument in his or her authorized capacity and that, by his or her signature on the within instrument, the person or entity upon behalf of which he or she acted executed the within instrument.

         WITNESS my hand and official seal.



Signature _________________________    (Seal)

                     SUPPLEMENT TO CASH COLLATERAL AGREEMENT


                                 March 30, 1998


THE INDUSTRIAL BANK OF JAPAN,
  LIMITED, San Francisco Agency
IBJTC Leasing Corporation-BSC
1251 Avenue of the Americas
New York, NY 10020-1104
Attention:  Virginia Fino

Lam Research Corporation
4650 Cushing Parkway
Fremont, CA 94538
Attention:  Treasurer

         1.       Reference is made to:

         (a) The Amended and Restated Participation Agreement dated as of March 30, 1998 (the "Participation Agreement") among LAM RESEARCH CORPORATION, a Delaware corporation ("Lessee") IBJTC LEASING CORPORATION-BSC, a New York corporation ("Lessor"), THE INDUSTRIAL BANK OF JAPAN, LIMITED (and its permitted successors, assigns and transferees) and THE INDUSTRIAL BANK OF JAPAN, LIMITED, SAN FRANCISCO AGENCY, as Agent and Participation Agent (together with its successors in its capacity as Participation Agent, the "Participation Agent"); and

         (b) The Cash Collateral Agreement dated as of March 30, 1998 (the "Cash Collateral Agreement") among Lessee, the Depositary Bank which has become a party thereto and the Participation Agent.

Unless otherwise defined herein, all capitalized terms used in this Supplement have the respective meanings given to those terms in the Participation Agreement and the Cash Collateral Agreement.

         2. The undersigned hereby represents and warrants to the Lessee and the Participation Agent that the representations and warranties set forth in Subparagraph 5(b) of the Cash Collateral Agreement are true and correct for the undersigned on the date of this Supplement.

      3. The undersigned, by executing and delivering this Supplement to Lessee and the Participation Agent, hereby agrees to become a party to the Cash Collateral Agreement and agrees to be bound by all of the terms thereof applicable to Depositary Banks.

         IN WITNESS WHEREOF, the undersigned has executed this Supplement as of the day and year indicated above.


                                              THE INDUSTRIAL BANK OF JAPAN,
                                              LIMITED, NEW YORK BRANCH



                                              By _______________________________

                                                 Its ___________________________

                           NOTICE OF SECURITY INTEREST


                                 March 30, 1998


The Industrial Bank of Japan, Limited
New York Branch
1251 Avenue of the Americas
New York, NY 10020-1104


         4.       Reference is made to:

         (a) The Amended and Restated Participation Agreement dated as of March 30, 1998 (the "Participation Agreement") among LAM RESEARCH CORPORATION, a Delaware corporation ("Lessee") IBJTC LEASING CORPORATION-BSC, a New York corporation, as Lessor ("Lessor") and Participation Agent, THE INDUSTRIAL BANK OF JAPAN, LIMITED (and its permitted successors, assigns and transferees) and THE INDUSTRIAL BANK OF JAPAN, LIMITED, SAN FRANCISCO AGENCY, as Agent (together with its successors in its capacity as Participation Agent, the "Participation Agent"); and

         (b) The Cash Collateral Agreement dated as of March 30, 1998 (the "Cash Collateral Agreement") among Lessee, each Depositary Bank which has become a party thereto and the Participation Agent.

Unless otherwise defined herein, all capitalized terms used in this Notice of Security Interest have the respective meanings given to those terms in the Participation Agreement and the Cash Collateral Agreement.

         5. Lessee has informed the Participation Agent that Lessee has established with the addressee of this Notice (the "Depositary Bank") the following Account(s):


Account Type             Account Office                    Account Number

Certificate of           The Industrial                    TDN012893
  Deposit                Bank of Japan, Limited,
                         New York Branch


Lessee has further informed the Participation Agent that Lessee intends to maintain Cash Collateral in the aggregate principal amount of $51,356,729.73 in such Account(s).

         6. Lessee and the Participation Agent hereby notify the Depositary Bank that, pursuant to the Cash Collateral Agreement, Lessee has granted to the Participation Agent, for the ratable benefit of the Participants as security for the Loan

Obligations, a security interest in all Accounts and other Collateral maintained by Lessee with Depositary Bank including, without limitation, the Account(s) described in paragraph 2 above.

         7. In furtherance of such grant, Lessee and the Participation Agent hereby authorize and direct Depositary Bank to:

         (a) Hold all Collateral for the Participation Agent and as the Participation Agent's bailee;

         (b) Make a notation in its books and records of the Participation Agent's interest in the Collateral;

         (c) Take such other steps as the Participation Agent may reasonably request to perfect its security interest in the Collateral; and

         (d) Upon receipt of notice from the Participation Agent that an Event of Default has occurred, transfer and deliver to the Participation Agent or its nominee, together with all necessary endorsements, all or such portion of the Collateral held by Depositary Bank as the Participation Agent shall direct.

         8. Lessee and the Participation Agent agree that (a) the possession by Depositary Bank of all money, instruments, chattel paper and other property constituting Collateral shall be deemed to be possession by the Participation Agent or a person designated by the Participation Agent, for purposes of perfecting the security interest granted to the Participation Agent hereunder pursuant to Section 9305 of the Uniform Commercial Code, and (b) notifications to Depositary Bank by other Persons holding any such property, and acknowledgements, receipts or confirmations from such Persons delivered to Depositary Bank, shall be deemed notifications to, or acknowledgements, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Depositary Bank for the benefit of the Participation Agent for the purposes of perfecting such security interests under applicable law.

      9. Please acknowledge Depositary Bank's receipt of this notice, acknowledge that Depositary Bank will hold the Collateral for the Participation Agent, confirm that Depositary Bank will comply with the other authorizations and directions set forth herein and confirm the representations and warranties set forth in the Cash Collateral Agreement by executing the attached copy of this letter in the space provided and returning it to the Participation Agent. The authorizations and directions set forth herein may not be revoked or modified without the written consent of the Participation Agent.

                                           IBJTC LEASING CORPORATION-BSC, as
                                           Participation Agent



                                           By __________________________________

                                              Its ______________________________


                                           LAM RESEARCH CORPORATION



                                           By __________________________________

                                              Its ______________________________

                          ACKNOWLEDGMENT AND AGREEMENT
                               OF DEPOSITARY BANK


         Depositary Bank hereby acknowledges receipt of the above notice, acknowledges that it will hold the Collateral for the Participation Agent, agrees to comply with the authorizations and directions set forth above and represents to Lessee, Lessor and the Participation Agent as follows:

         (a) Depositary Bank is a commercial bank organized under the laws of the United States of America or a State thereof or under the laws of another country which is doing business in the United States of America.

         (b) Depositary Bank has a combined capital, surplus and undivided profits of at least $500,000,000.

         (c) The information set forth above regarding the Account(s) is accurate. Such Account(s) is (are) currently open and Depositary Bank has no prior notice of any other security interest, Lien or interest in such Account(s).

         (d) To the knowledge of the undersigned representative of Depositary Bank, all actions necessary to perfect the security interest of the Participation Agent in such Account(s) have been taken under the laws of the jurisdiction in which the applicable Account Office(s) is (are) located.

         Dated:  March 30, 1998.


                                           THE INDUSTRIAL BANK OF JAPAN,
                                           LIMITED, NEW YORK BRANCH



                                           By __________________________________

                                              Its ______________________________

                            LAM RESEARCH CORPORATION

                       RESPONSIBLE EMPLOYEE'S CERTIFICATE


         The undersigned hereby certifies that [s]he is a ____________________ of Lam Research Corporation, a Delaware corporation (the "Lessee"), and that, as such [s]he is authorized to execute and deliver this Certificate on behalf of the Lessee, pursuant to Section 6.1(n) of the Amended and Restated Participation Agreement dated as of March 30, 1998 (the "Participation Agreement"), among Lam Research Corporation (the "Lessee"), as Lessee and Construction Agent, IBJTC Leasing Corporation-BSC, as Lessor and Participation Agent, The Industrial Bank of Japan, Limited, and such other Lenders as may from time to time become parties thereto, as Tranche A Lenders and Tranche B Lenders and The Industrial Bank of Japan, Limited, San Francisco Agency, as Agent. Capitalized terms used but not otherwise defined herein have the respective meanings specified in Appendix A to the Participation Agreement.

         The undersigned further certifies as follows:

         1. This Certificate is being delivered in connection with the Refinancing Date scheduled to occur on March 30, 1998.

         2. To my actual knowledge, each and every representation and warranty of the Lessee contained in each Operative Document to which it is a party is true and correct on and as of the Refinancing Date.

         3. To my actual knowledge, no Event of Default has occurred and is continuing and no Default which has not previously been disclosed to the Lessor and the Participants has occurred and is continuing under any Operative Document to which the Lessee is a party.

         4. To my actual knowledge, each Operative Document to which the Lessee is a party is in full force and effect with respect to the Lessee.

         5. To my actual knowledge, the Lessee has duly performed and complied with all covenants, agreements and conditions contained in the Participation Agreement or in any other Operative Document required to be performed or complied with by it on or prior to the Refinancing Date.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this 30th day of March, 1998.

                                              LAM RESEARCH CORPORATION



                                              By _______________________________

                                                 Its ___________________________


                                      -2-